UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-04424
Van Kampen Life Investment Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 12/31
Date of reporting period: 12/31/09

Item 1. Report to Shareholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

December 31, 2009

Van Kampen Life Investment Trust Comstock Portfolio

Welcome, Policyholder

In this report, you’ll learn about how your investment in Van Kampen Life Investment Trust Comstock Portfolio performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio’s financial statements and a list of investments as of December 31, 2009.

This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

The portfolio is being offered through a variable insurance contract.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE	NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	NOT A DEPOSIT

Performance Summary as of 12/31/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your portfolio’s performance to that of the Russell 1000® Value Index and the Standard and Poor’s 500® Index from 12/31/99 through 12/31/09 for Class I shares.

Average Annual	Class I Shares	Class II Shares
Total Returns	since 4/30/99	since 9/18/00

Since Inception	3.66%	3.44%

10-year	4.50	—

5-year	–0.30	–0.55

1-year	28.78	28.41

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the portfolio’s average daily net assets. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. Figures shown above assume reinvestment of all distributions and capital gains. Periods of less than one year are not annualized.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 index is an index of approximately 1000 largest U.S. securities based on a combination of market capitalization and current index membership.

The Standard & Poor’s 500® Index (S&P 500®) represents the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

The Indexes do not include any expenses, fees or sales charges, which would lower performance. The Indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

1

Portfolio Report
For the 12-month period ended December 31, 2009

Market Conditions

In 2009, the stock market staged a strong comeback from the substantial declines caused by the financial crisis and economic recession, although the market remained below its October 2007 high. In early March, equities began a large rally from depressed valuation levels that continued through the end of the period due to several factors:

•	The risk of a depression was substantially reduced as a number of key economic data points appeared to stabilize.

•	The financial system strengthened as some participants reduced leverage, substantially so in some cases. In addition, large capital raisings by some banks further improved the stability of the financial system.

•	Corporate earnings continued to exceed analysts’ expectations in the second and third quarters as aggressive cost-cutting measures helped bolster profit margins.

•	The Federal Reserve kept its interest rate near zero through the end of the year and sounded more optimistic about the economy’s prospects, which bolstered investor confidence that the recession was near an end.

•	However, unemployment rates remained high, serving as a persistent threat to the fragile recovery.

While we have seen some improvements, we continue to believe the economy faces some real risks and challenges, with the greatest headwind coming from a prolonged period of reduced consumer spending. Paradoxically, while higher savings and lower spending rates may be positive for the economy over the long term, the trend is likely to dampen economic growth over the near term.

Performance Analysis

All share classes of Van Kampen LIT Comstock Portfolio outperformed the Russell 1000® Value Index (the “Index”) and the S&P 500® Index for the 12 months ended December 31, 2009, assuming no deduction of applicable sales charges.

The Portfolio’s outperformance relative to the Index was broad-based, with seven out of the ten sectors providing positive results. The key drivers of performance came from these sectors:

•	The Portfolio’s significant overweight in information technology was the largest positive contributor. On average during the period, the Portfolio held a three times larger weight than that of the Index. The Portfolio benefited from holdings across the sector, including internet retail, hardware, and semiconductors.

•	In the energy sector, both stock selection and an underweight aided relative performance. The sector was among the weakest-performing groups in the Index for the period, and we have only recently begun building a small position in selected stocks that fit our criteria, mostly integrated oil companies.

•	Stock selection and a slight overweight in the basic materials sector also bolstered performance, driven mainly by a paper company that restructured its debt and benefited from synergies following an acquisition.

•	In the consumer discretionary sector, where the Portfolio holds primarily media stocks, a turnaround in ad spending propelled gains in the Portfolio’s holdings.

•	Within health care, acquisitions made by Pfizer and Merck lifted the Portfolio’s holdings in large-cap pharmaceutical stocks.

•	The financials sector was the single largest detractor from performance, hampered by stock selection within insurance and diversified financials companies. Some of the best-performing diversified financial companies during the period were among the worst performers in the previous year. However, we remained cautious about the financial health of many of these companies and began building positions only after the credit markets began stabilizing and we conducted a thorough evaluation of balance sheets.

Total returns for the 12-month period ended December 31, 2009

Class I	Class II	Russell 1000® Value Index	S&P 500® Index

28.78%	28.41%	19.69%	26.46%

The performance for the two share classes varies because each has different expenses. The Portfolio’s total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for standardized performance information and index definitions.

2

Market Outlook

During the period, we significantly reduced the Portfolio’s consumer staples weighting, as well as trimmed holdings in the technology, materials, and consumer discretionary sectors on strong performance. We used the proceeds from consumer staples to add to the Portfolio’s energy exposure, mostly in integrated oil companies, although the Portfolio remains underweight in the energy sector relative to the Index. We added some new positions in industrials, but the sector overall remains a small weighting within the total Portfolio. After having no exposure to the utilities sector for some time, we initiated one very small position, as we have not seen many attractive opportunities here. Finally, in financials, we remain cautious and selective, adding at the margins to banks that meet our risk-reward criteria.

We continue to position the Portfolio from a bottom-up basis, selecting stocks that we believe have reasonable valuations relative to our assessment of fair value. At year end, relative to the Index, the Portfolio held overweight positions in the consumer discretionary, consumer staples, information technology, materials, and health care sectors. The Portfolio held underweights in energy, financials, industrials, telecommunication services and utilities.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

3

Top 10 Holdings as of 12/31/09 (Unaudited)

Chubb Corp.	4.9%
Comcast Corp., Class A	4.0
Viacom, Inc., Class B	3.9
International Paper Co.	2.9
JPMorgan Chase & Co.	2.9
eBay, Inc.	2.8
Pfizer, Inc.	2.7
Bristol-Myers Squibb Co.	2.3
Travelers Cos., Inc.	2.3
Wal-Mart Stores, Inc.	2.3

Summary of Investments by Industry Classification as of 12/31/09 (Unaudited)

Pharmaceuticals	10.2%
Property & Casualty Insurance	8.0
Movies & Entertainment	6.9
Other Diversified Financial Services	5.6
Integrated Oil & Gas	5.5
Packaged Foods & Meats	4.3
Broadcasting & Cable TV	4.0
Integrated Telecommunication Services	3.6
Internet Software & Services	3.5
Paper Products	2.9
Life & Health Insurance	2.6
Asset Management & Custody Banks	2.4
Broadcasting—Diversified	2.3
Hypermarkets & Super Centers	2.2
Computer Hardware	2.2
Oil & Gas Equipment & Services	2.1
Home Improvement Retail	1.9
Tobacco	1.8
Soft Drinks	1.8
Diversified Banks	1.7
Health Care Distributors	1.7
Managed Health Care	1.5
Semiconductors	1.4
Department Stores	1.3
Communications Equipment	1.2
Aluminum	1.2
Industrial Conglomerates	1.2
Regional Banks	1.2
Drug Retail	1.1
Health Care Equipment	1.0
Industrial Machinery	0.8
Investment Banking & Brokerage	0.7
Semiconductor Equipment	0.7
Wireless Telecommunication Services	0.7
Diversified Chemicals	0.6
Electrical Components & Equipment	0.6
IT Consulting & Other Services	0.5
Aerospace & Defense	0.5
Household Products	0.4
General Merchandise Stores	0.4
Systems Software	0.4
Multi-Utilities	0.3
Data Processing & Outsourced Services	0.3
Electronic Equipment Manufacturers	0.1
Electronic Manufacturing Services	0.1

Total Long-Term Investments	95.4
Total Repurchase Agreements	4.6

Total Investments	100.0
Liabilities in Excess of Other Assets	(0.0)*

Net Assets	100.0%

*	Amount is less than 0.1%.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a portfolio’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

5

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/09 - 12/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different portfolios that have transactional costs, such as sales charges (loads), or exchanges fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/09	12/31/09	7/1/09-12/31/09

Class I
Actual	$1,000.00	$1,248.94	$3.51
Hypothetical	1,000.00	1,022.08	3.16
(5% annual return before expenses)

Class II
Actual	1,000.00	1,246.45	4.93
Hypothetical	1,000.00	1,020.82	4.43
(5% annual return before expenses)

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.62% and 0.87% for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

6

Van Kampen Life Investment Trust Comstock Portfolio
Portfolio of Investments  ■  December 31, 2009

	Number of
Description	Shares	Value

Common Stocks 95.2%
Aerospace & Defense 0.5%
Honeywell International, Inc.	273,900	$10,736,880

Aluminum 1.2%
Alcoa, Inc.	1,748,631	28,187,932

Asset Management & Custody Banks 2.4%
Bank of New York Mellon Corp.	1,633,208	45,680,828
State Street Corp.	207,000	9,012,780

		54,693,608

Broadcasting & Cable TV 4.0%
Comcast Corp., Class A	5,505,787	92,827,569

Broadcasting—Diversified 2.3%
DIRECTV, Class A (a)	821,329	27,391,322
Time Warner Cable, Inc.	598,582	24,775,309

		52,166,631

Communications Equipment 1.2%
Cisco Systems, Inc. (a)	1,195,611	28,622,927

Computer Hardware 2.2%
Dell, Inc. (a)	1,467,237	21,069,523
Hewlett-Packard Co.	586,513	30,211,285

		51,280,808

Data Processing & Outsourced Services 0.3%
Western Union Co.	381,895	7,198,721

Department Stores 1.3%
J.C. Penney Co., Inc.	520,432	13,848,696
Macy’s, Inc.	922,765	15,465,541

		29,314,237

Diversified Banks 1.7%
U.S. Bancorp	661,481	14,889,938
Wells Fargo & Co.	908,581	24,522,601

		39,412,539

Diversified Chemicals 0.6%
Du Pont (E.I.) de Nemours & Co.	435,071	14,648,841

Drug Retail 1.1%
CVS Caremark Corp.	805,115	25,932,754

Electrical Components & Equipment 0.6%
Emerson Electric Co.	321,275	13,686,315

Electronic Equipment Manufacturers 0.1%
Cognex Corp.	112,710	1,997,221

Electronic Manufacturing Services 0.1%
Flextronics International Ltd. (Singapore) (a)	262,825	1,921,251

General Merchandise Stores 0.4%
Target Corp.	187,078	9,048,963

Health Care Distributors 1.7%
Cardinal Health, Inc.	1,189,725	38,356,734

Health Care Equipment 1.0%
Boston Scientific Corp. (a)	2,515,837	22,642,533

Home Improvement Retail 1.9%
Home Depot, Inc.	807,971	23,374,601
Lowe’s Cos., Inc.	918,421	21,481,867

		44,856,468

Household Products 0.4%
Procter & Gamble Co.	154,500	9,367,335

Hypermarkets & Super Centers 2.2%
Wal-Mart Stores, Inc.	974,059	52,063,454

Industrial Conglomerates 1.2%
General Electric Co.	1,855,289	28,070,523

Industrial Machinery 0.8%
Ingersoll-Rand PLC (Ireland)	490,600	17,534,044

Integrated Oil & Gas 5.5%
BP PLC—ADR (United Kingdom)	311,839	18,077,307
Chevron Corp.	525,300	40,442,847
ConocoPhillips	603,730	30,832,491
Royal Dutch Shell PLC—ADR (United Kingdom)	307,600	18,489,836
Total SA—ADR (France)	317,130	20,309,005

		128,151,486

Integrated Telecommunication Services 3.6%
AT&T, Inc.	1,205,503	33,790,249
Verizon Communications, Inc.	1,523,464	50,472,362

		84,262,611

Internet Software & Services 3.5%
eBay, Inc. (a)	2,711,426	63,826,968
Yahoo!, Inc. (a)	1,043,554	17,510,836

		81,337,804

Investment Banking & Brokerage 0.7%
Goldman Sachs Group, Inc.	102,829	17,361,648

IT Consulting & Other Services 0.5%
Accenture PLC (Ireland)	263,700	10,943,550

Life & Health Insurance 2.6%
Aflac, Inc.	227,773	10,534,501
MetLife, Inc.	872,000	30,825,200
Torchmark Corp.	403,437	17,731,056

		59,090,757

Managed Health Care 1.5%
UnitedHealth Group, Inc.	569,993	17,373,386
WellPoint, Inc. (a)	279,951	16,318,344

		33,691,730

Movies & Entertainment 6.9%
News Corp., Class B	2,314,759	36,850,963
Time Warner, Inc.	1,172,815	34,175,829
Viacom, Inc., Class B (a)	3,019,038	89,756,000

		160,782,792

Multi-Utilities 0.3%
Sempra Energy	141,800	7,937,964

Oil & Gas Equipment & Services 2.1%
Halliburton Co.	1,282,269	38,583,474
Smith International, Inc.	359,500	9,767,615

		48,351,089

7
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

	Number of
Description	Shares	Value

Other Diversified Financial Services 5.4%
Bank of America Corp.	2,807,754	$42,284,775
Citigroup, Inc.	4,635,500	15,343,505
JPMorgan Chase & Co.	1,607,423	66,981,317

		124,609,597

Packaged Foods & Meats 4.3%
Cadbury PLC—ADR (United Kingdom)	191,881	9,884,539
Kraft Foods, Inc., Class A	1,715,448	46,625,877
Unilever N.V. (Netherlands)	1,320,374	42,687,691

		99,198,107

Paper Products 2.9%
International Paper Co.	2,537,417	67,952,027

Pharmaceuticals 10.2%
Abbott Laboratories	312,720	16,883,753
Bristol-Myers Squibb Co.	2,147,240	54,217,810
Eli Lilly & Co.	709,791	25,346,637
GlaxoSmithKline PLC—ADR (United Kingdom)	260,477	11,005,153
Mead Johnson Nutrition Co.	80,474	3,516,714
Merck & Co., Inc.	1,226,866	44,829,684
Pfizer, Inc.	3,465,302	63,033,843
Roche Holdings AG—ADR (Switzerland)	417,698	17,758,472

		236,592,066

Property & Casualty Insurance 8.0%
Berkshire Hathaway, Inc., Class B (a)	5,869	19,285,534
Chubb Corp.	2,317,715	113,985,223
Travelers Cos., Inc.	1,049,902	52,348,114

		185,618,871

Regional Banks 1.2%
PNC Financial Services Group, Inc.	507,989	26,816,739

Semiconductor Equipment 0.7%
KLA–Tencor Corp.	429,854	15,543,521

Semiconductors 1.4%
Intel Corp.	1,574,035	32,110,314

Soft Drinks 1.8%
Coca-Cola Co.	547,796	31,224,372
Dr. Pepper Snapple Group, Inc.	334,453	9,465,020

		40,689,392

Systems Software 0.4%
Microsoft Corp.	286,837	8,745,660

Tobacco 1.8%
Altria Group, Inc.	949,291	18,634,582
Philip Morris International, Inc.	490,284	23,626,786

		42,261,368

Wireless Telecommunication Services 0.7%
Vodafone Group PLC—ADR (United Kingdom)	670,500	15,481,845

Total Common Stocks 95.2%		2,202,099,226

Convertible Preferred Stock 0.2%
Other Diversified Financial Services 0.2%
Bank of America Corp., 10.000%	364,000	5,430,880

Total Long-Term Investments 95.4% (Cost $2,424,956,168)		2,207,530,106

Repurchase Agreements 4.6%
Banc of America Securities ($40,012,869 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/09, to be sold on 01/04/10 at $40,012,914)		40,012,869
JPMorgan Chase & Co. ($64,842,078 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $64,842,078)		64,842,078
State Street Bank & Trust Co. ($1,353,053 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $1,353,053)		1,353,053

Total Repurchase Agreements 4.6% (Cost $106,208,000)		106,208,000

Total Investments 100.0% (Cost $2,531,164,168)		2,313,738,106

Liabilities in Excess of Other Assets (0.0%)		(358,356)

Net Assets 100.0%		$2,313,379,750

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

8
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Common Stocks
Aerospace & Defense	$10,736,880	$—	$—	$10,736,880
Aluminum	28,187,932	—	—	28,187,932
Asset Management & Custody Banks	54,693,608	—	—	54,693,608
Broadcasting & Cable TV	92,827,569	—	—	92,827,569
Broadcasting—Diversified	52,166,631	—	—	52,166,631
Communications Equipment	28,622,927	—	—	28,622,927
Computer Hardware	51,280,808	—	—	51,280,808
Data Processing & Outsourced Services	7,198,721	—	—	7,198,721
Department Stores	29,314,237	—	—	29,314,237
Diversified Banks	39,412,539	—	—	39,412,539
Diversified Chemicals	14,648,841	—	—	14,648,841
Drug Retail	25,932,754	—	—	25,932,754
Electrical Components & Equipment	13,686,315	—	—	13,686,315
Electronic Equipment Manufacturers	1,997,221	—	—	1,997,221
Electronic Manufacturing Services	1,921,251	—	—	1,921,251
General Merchandise Stores	9,048,963	—	—	9,048,963
Health Care Distributors	38,356,734	—	—	38,356,734
Health Care Equipment	22,642,533	—	—	22,642,533
Home Improvement Retail	44,856,468	—	—	44,856,468
Household Products	9,367,335	—	—	9,367,335
Hypermarkets & Super Centers	52,063,454	—	—	52,063,454
Industrial Conglomerates	28,070,523	—	—	28,070,523
Industry Machinery	17,534,044	—	—	17,534,044
Integrated Oil & Gas	128,151,486	—	—	128,151,486
Integrated Telecommunication Services	84,262,611	—	—	84,262,611
Internet Software & Services	81,337,804	—	—	81,337,804
Investment Banking & Brokerage	17,361,648	—	—	17,361,648
IT Consulting & Other Services	10,943,550	—	—	10,943,550
Life & Health Insurance	59,090,757	—	—	59,090,757
Managed Health Care	33,691,730	—	—	33,691,730
Movies & Entertainment	160,782,792	—	—	160,782,792
Multi-Utilities	7,937,964	—	—	7,937,964
Oil & Gas Equipment & Services	48,351,089	—	—	48,351,089
Other Diversified Financial Services	124,609,597	—	—	124,609,597
Packaged Foods & Meats	89,313,568	9,884,539	—	99,198,107
Paper Products	67,952,027	—	—	67,952,027
Pharmaceuticals	218,833,594	17,758,472	—	236,592,066
Property & Casualty Insurance	185,618,871	—	—	185,618,871
Regional Banks	26,816,739	—	—	26,816,739
Semiconductor Equipment	15,543,521	—	—	15,543,521
Semiconductors	32,110,314	—	—	32,110,314
Soft Drinks	40,689,392	—	—	40,689,392
Systems Software	8,745,660	—	—	8,745,660
Tobacco	42,261,368	—	—	42,261,368
Wireless Telecommunication Services	15,481,845	—	—	15,481,845
Convertible Preferred Stock
Other Diversified Financial Services	5,430,880	—	—	5,430,880
Repurchase Agreements	—	106,208,000	—	106,208,000

Total Investments in an Asset Position	$2,179,887,095	$133,851,011	$—	$2,313,738,106

9
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Financial Statements

Statement of Assets and Liabilities
December 31, 2009

Assets:
Total Investments (Cost $2,531,164,168)	$2,313,738,106
Cash	407
Receivables:
Dividends	4,421,026
Portfolio Shares Sold	110,386
Interest	11
Other	222,605

Total Assets	2,318,492,541

Liabilities:
Payables:
Portfolio Shares Repurchased	2,556,225
Investment Advisory Fee	1,098,419
Distributor and Affiliates	524,472
Trustees’ Deferred Compensation and Retirement Plans	303,523
Accrued Expenses	630,152

Total Liabilities	5,112,791

Net Assets	$2,313,379,750

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$3,141,142,471
Accumulated Undistributed Net Investment Income	2,743,906
Net Unrealized Depreciation	(217,426,062)
Accumulated Net Realized Loss	(613,080,565)

Net Assets	$2,313,379,750

Net Assets Value, Offering Price and Redemption Price Per Share:
Class I Shares (Based on net assets of $148,060,361 and 14,648,508 shares of beneficial interest issued and outstanding)	$10.11

Class II Shares (Based on net assets of $2,165,319,389 and 214,479,773 shares of beneficial interest issued and outstanding)	$10.10

10
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Financial Statements  continued

Statement of Operations
For the Year Ended December 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $540,124)	$55,067,594
Interest	170,487

Total Income	55,238,081

Expenses:
Investment Advisory Fee	12,433,768
Distribution (12b-1) and Service Fees	5,168,611
Reports to Shareholders	496,477
Accounting and Administrative Expenses	316,188
Professional Fees	159,529
Custody	99,306
Trustees’ Fees and Related Expenses	68,901
Transfer Agent Fees	16,141
Other	71,640

Total Expenses	18,830,561

Net Investment Income	$36,407,520

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(111,063,024)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(809,723,816)
End of the Period	(217,426,062)

Net Unrealized Appreciation During the Period	592,297,754

Net Realized and Unrealized Gain	$481,234,730

Net Increase in Net Assets From Operations	$517,642,250

11
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$36,407,520	$70,187,531
Net Realized Loss	(111,063,024)	(493,995,194)
Net Unrealized Appreciation/Depreciation During the Period	592,297,754	(959,415,292)

Change in Net Assets from Operations	517,642,250	(1,383,222,955)

Distributions from Net Investment Income:
Class I Shares	(8,041,700)	(6,328,392)
Class II Shares	(95,569,652)	(66,948,214)

	(103,611,352)	(73,276,606)

Distributions from Net Realized Gain:
Class I Shares	-0-	(13,659,568)
Class II Shares	-0-	(164,315,644)

	-0-	(177,975,212)

Total Distributions	(103,611,352)	(251,251,818)

Net Change in Net Assets from Investment Activities	414,030,898	(1,634,474,773)

From Capital Transactions:
Proceeds from Shares Sold	193,807,400	502,304,137
Net Asset Value of Shares Issued Through Dividend Reinvestment	103,611,352	251,251,818
Cost of Shares Repurchased	(859,429,553)	(488,877,150)

Net Change in Net Assets from Capital Transactions	(562,010,801)	264,678,805

Total Decrease in Net Assets	(147,979,903)	(1,369,795,968)
Net Assets:
Beginning of the Period	2,461,359,653	3,831,155,621

End of the Period (Including accumulated undistributed net investment income of $2,743,906 and $69,938,394, respectively)	$2,313,379,750	$2,461,359,653

12
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Financial Highlights

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31,
Class I Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$8.25	$13.86	$14.75	$13.69	$13.73

Net Investment Income (a)	0.16	0.26	0.30	0.30	0.26
Net Realized and Unrealized Gain/Loss	2.12	(4.93)	(0.60)	1.81	0.31

Total from Investment Operations	2.28	(4.67)	(0.30)	2.11	0.57

Less:
Distributions from Net Investment Income	0.42	0.30	0.26	0.21	0.16
Distributions from Net Realized Gain	-0-	0.64	0.33	0.84	0.45

Total Distributions	0.42	0.94	0.59	1.05	0.61

Net Asset Value, End of the Period	$10.11	$8.25	$13.86	$14.75	$13.69

Total Return	28.78%	–35.67%	–2.04%	16.28%	4.37%
Net Assets at End of the Period (In millions)	$148.1	$192.5	$309.6	$400.7	$402.2
Ratio of Expenses to Average Net Assets (b)	0.62%	0.60%	0.59%	0.59%	0.59%
Ratio of Net Investment Income to Average Net Assets	1.91%	2.38%	2.03%	2.17%	2.00%
Portfolio Turnover	27%	38%	25%	27%	28%

(a)	Based on average shares outstanding.

(b)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the year ended December 31, 2005.

13
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31,
Class II Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$8.22	$13.80	$14.70	$13.65	$13.69

Net Investment Income (a)	0.14	0.23	0.26	0.26	0.23
Net Realized and Unrealized Gain/Loss	2.11	(4.91)	(0.59)	1.81	0.31

Total from Investment Operations	2.25	(4.68)	(0.33)	2.07	0.54

Less:
Distributions from Net Investment Income	0.37	0.26	0.24	0.18	0.13
Distributions from Net Realized Gain	-0-	0.64	0.33	0.84	0.45

Total Distributions	0.37	0.90	0.57	1.02	0.58

Net Asset Value, End of the Period	$10.10	$8.22	$13.80	$14.70	$13.65

Total Return (b)	28.41%	–35.80%	–2.33%	16.04%	4.11%
Net Assets at End of the Period (In millions)	$2,165.3	$2,268.8	$3,521.5	$3,440.8	$2,421.4
Ratio of Expenses to Average Net Assets (c)	0.87%	0.85%	0.84%	0.84%	0.84%
Ratio of Net Investment Income to Average Net Assets	1.63%	2.13%	1.78%	1.91%	1.76%
Portfolio Turnover	27%	38%	25%	27%	28%

(a)	Based on average shares outstanding.

(b)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the year ended December 31, 2005.

14
See Notes to Financial Statements

Van Kampen Life Investment Trust Comstock Portfolio
Notes to Financial Statements  ■  December 31, 2009

1. Significant Accounting Policies
Van Kampen Life Investment Trust Comstock Portfolio (the “Portfolio”) is organized as a series of the Van Kampen Life Investment Trust (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio’s investment objective is to seek capital growth and income through investments in equity securities, including common and preferred stocks and securities convertible into common and preferred stocks. The Portfolio commenced investment operations on April 30, 1999. The Portfolio offers Class I Shares and Class II Shares. Each class of shares differs by the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Portfolio appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

D. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

15

Van Kampen Life Investment Trust Comstock Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

E. Federal Income Taxes It is the Portfolio’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.
The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2009, the Portfolio had an accumulated capital loss carryforward for tax purposes of $598,306,138, which will expire according to the following schedule:

Amount	Expiration Date

$257,208,309	December 31, 2016
341,097,829	December 31, 2017

At December 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$2,545,111,463

Gross tax unrealized appreciation	$169,550,388
Gross tax unrealized depreciation	(400,923,745)

Net tax unrealized depreciation on investments	$(231,373,357)

F. Distribution of Income and Gains The Portfolio declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Portfolio are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended December 31, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$103,611,352	$88,780,423
Long-term capital gain	-0-	162,471,395

	$103,611,352	$251,251,818

Permanent differences, primarily due to the Portfolio’s investment in other regulated investment companies, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$9,344	$(9,344)	$-0-

As of December 31, 2009, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$3,091,375

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions, and post October losses of $827,138 which are not recognized for tax purposes until the first day of the following fiscal year.

G. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through February 19, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Portfolio’s financial statements or require disclosure in the Portfolio’s financial statements through this date.

16

Van Kampen Life Investment Trust Comstock Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Portfolio’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.60%
Over $500 million	0.55%

The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of 0.95% and 1.20% for Classes I and II, respectively. For the year ended December 31, 2009, the Adviser did not reimburse any of its investment advisory fees or other expenses. This waiver is voluntary and can be discontinued at the Adviser’s discretion.
For the year ended December 31, 2009, the Portfolio recognized expenses of approximately $126,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the year ended December 31, 2009, the Portfolio recognized expenses of approximately $150,900 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Portfolio, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2009, the Portfolio recognized expenses of approximately $15,000 representing transfer agent fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio’s Board of Trustees.
Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.
The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the funds and to the extent permitted by the 1940 Act, may be invested in the common shares of those Portfolios selected by the trustees. Investments in such funds of approximately $193,600 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended December 31, 2009, the Portfolio paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $75,619.

3. Capital Transactions
For the years ended December 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Shares	Value	Shares	Value

Sales:
Class I	2,067,749	$18,516,951	7,823,532	$79,598,238
Class II	22,069,383	175,290,449	39,014,622	422,705,899

Total Sales	24,137,132	$193,807,400	46,838,154	$502,304,137

Dividend Reinvestment:
Class I	714,104	$8,041,700	1,358,655	$19,987,960
Class II	11,583,228	95,569,652	19,833,950	231,263,858

Total Dividend Reinvestment	12,297,332	$103,611,352	21,192,605	$251,251,818

Repurchases:
Class I	(11,459,451)	$(93,050,713)	(8,192,118)	$(94,004,010)
Class II	(95,145,270)	(766,378,840)	(37,972,653)	(394,873,140)

Total Repurchases	(106,604,721)	$(859,429,553)	(46,164,771)	$(488,877,150)

17

Van Kampen Life Investment Trust Comstock Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $582,948,332 and $1,221,596,178, respectively.

5. Distribution and Service Plans
Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively the “Plans”) for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of 0.35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Plans to 0.25% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to 0.25% of Class II average daily net assets are accrued daily and paid monthly.

6. Indemnifications
The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (the “Transaction”). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Portfolio’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Portfolio’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, that the Portfolio be transitioned to the Invesco Ltd. mutual fund platform by transferring the assets and liabilities of the Portfolio to a newly formed fund (the Acquiring Fund”), advised by an affiliate of Invesco Ltd., that has substantially the same investment objective, principal investment strategies and risks as the Portfolio (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Portfolio at a special meeting of shareholders. If shareholders of the Portfolio approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Portfolio will receive shares of the Acquiring Fund in exchange for their shares of the Portfolio. Upon completion of the proposed Reorganization, the Portfolio will dissolve pursuant to a plan of dissolution adopted by the Board.

8. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

18

Van Kampen Life Investment Trust Comstock Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Comstock Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Life Investment Trust Comstock Portfolio (the Portfolio) (one of the Portfolios constituting the Van Kampen Life Investment Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Life Investment Trust Comstock Portfolio at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 19, 2010

19

Van Kampen Life Investment Trust Comstock Portfolio
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2009. For corporate shareholders 95.93% of the distributions qualify for the dividends received deduction. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

20

Van Kampen Life Investment Trust Comstock Portfolio
Trustees and Officers Information

The business and affairs of the Portfolio are managed under the direction of the Portfolio’s Board of Trustees and the Portfolio’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Portfolio and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (69) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1998	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

21

Van Kampen Life Investment Trust Comstock Portfolio
Trustees and Officers Information  continued

				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1998	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1998	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

22

Van Kampen Life Investment Trust Comstock Portfolio
Trustees and Officers Information  continued

Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1998	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Portfolio	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1998	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (48) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

23

Your Notes

Your Notes

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

LITANNCOM 2/10
IU10-00456P-Y12/09

ANNUAL REPORT

December 31, 2009

Van Kampen Life Investment Trust Capital Growth Portfolio

Welcome, Policyholder

In this report, you’ll learn about how your investment in Van Kampen Life Investment Trust Capital Growth Portfolio performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio’s financial statements and a list of investments as of December 31, 2009.

This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

The portfolio is being offered through a variable insurance contract.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE	NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	NOT A DEPOSIT

Performance Summary as of 12/31/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your portfolio’s performance to that of the Russell 1000® Growth Index from 12/31/99 through 12/31/09 for Class I shares.

Average Annual	Class I Shares	Class II Shares
Total Returns	since 7/3/95	since 9/18/00

Since Inception	7.57%	–6.69%

10-year	–4.62	—

5-year	1.92	1.66

1-year	66.07	65.64

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the portfolio’s average daily net assets. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. Periods of less than one year are not annualized. The portfolio’s Adviser has waived or reimbursed fees and expenses from time to time; absent such waiver/reimbursements, the portfolio’s returns would have been lower.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

1

Portfolio Report
For the 12-month period ended December 31, 2009

Market Conditions

In many ways, 2009 was as surprising for investors as 2008. We made few changes to the Portfolio during the downturn, as we believed our high-quality companies with sustainable competitive advantages had the potential to perform well over time. Staying true to our philosophy and process proved advantageous, as higher quality names—those with attractive returns on invested capital and strong balance sheets—led for most of the year. As it became more apparent we were not headed for a total meltdown, the recovery broadened across the Portfolio’s holdings. While turnover remained low, we did add new names as several of the Portfolio’s holdings graduated from mid- to large-cap and as we found more compelling opportunities. For the period overall, stock selection drove the Portfolio’s relative outperformance.

Performance Analysis

All share classes of Van Kampen LIT Capital Growth Portfolio outperformed the Russell 1000® Growth Index (the “Index”) for the 12 months ended December 31, 2009, assuming no deduction of applicable sales charges.

The following areas drove the Portfolio’s outperformance relative to the Index during the period:

•	Stock selection in consumer discretionary by far had the largest positive effect on relative performance, despite being slightly diminished by the negative impact of an overweight in the sector. Outperformance was driven by the diversified retail industry.

•	Stock selection in technology was additive as well, although an underweight in the sector did detract. Computer technology was the leading contributing industry within the sector.

•	Both stock selection and an overweight in financial services contributed to relative performance, largely due to exposure to the securities brokerage and services industry.

Although the Portfolio outperformed the Index, one area was detrimental to overall performance:

•	Stock selection in materials and processing detracted from relative performance although it was slightly offset by the relative gain of an overweight in the sector. Within the sector, the sole underperformer was in the building materials industry.

Market Outlook

As a team, we do not spend a great deal of time thinking about a market outlook, as we believe it is nearly impossible to correctly anticipate what will happen over short periods of time. While current conditions seem encouraging, with initial public offerings and merger and acquisition activity expanding, we cannot rule out volatility around short term events. Our focus is on assessing company prospects over three to five years, and owning a portfolio of what we consider to be high-quality companies with diverse business drivers not tied to a particular market environment.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Total returns for the 12-month period ended December 31, 2009

Class I	Class II	Russell 1000® Growth Index

66.07%	65.64%	37.21%

The performance for the two share classes varies because each has different expenses. The Portfolio’s total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for standardized performance information and index definition.

2

Top 10 Holdings as of 12/31/09 (Unaudited)

Google, Inc., Class A	7.8%
Apple, Inc.	7.8
Amazon.com, Inc.	7.3
Monsanto Co.	4.5
Ultra Petroleum Corp.	4.1
MasterCard, Inc., Class A	3.3
Starbucks Corp.	2.8
Salesforce.com, Inc.	2.7
Wynn Resorts Ltd.	2.6
Baidu, Inc.—ADR	2.4

Summary of Investments by Industry Classification
as of 12/31/09 (Unaudited)

Internet Software & Services	14.1%
Computer Hardware	7.8
Internet Retail	7.3
Oil & Gas Exploration & Production	5.4
Data Processing & Outsourced Services	4.5
Consumer Finance	4.5
Fertilizers & Agricultural Chemicals	4.5
Communications Equipment	4.3
Application Software	4.2
Casinos & Gaming	3.8
Air Freight & Logistics	3.3
Restaurants	2.8
Construction Materials	2.3
Other Diversified Financial Services	2.2
Health Care Equipment	2.1
Property & Casualty Insurance	2.0
Specialized Finance	1.9
Life Sciences Tools & Services	1.9
Wireless Telecommunication Services	1.6
Multi-Line Insurance	1.5
Distributors	1.5
Pharmaceuticals	1.4
Marine Ports & Services	1.2
Real Estate Management & Development	1.2
Department Stores	1.0
Publishing	0.9
Systems Software	0.8
Multi-Sector Holdings	0.8
Electrical Components & Equipment	0.6
Human Resource & Employment Services	0.6
Diversified Commercial & Professional Services	0.2

Total Long-Term Investments	92.2
Total Repurchase Agreements	8.4

Total Investments	100.6
Liabilities in Excess of Other Assets	(0.6)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

3

For More Information About Portfolio Holdings

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a portfolio’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

4

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/09 - 12/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads) and redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/09	12/31/09	7/1/09-12/31/09

Class I
Actual	$1,000.00	$1,315.93	$4.90
Hypothetical	1,000.00	1,020.97	4.28
(5% annual return before expenses)

Class II
Actual	1,000.00	1,313.79	6.36
Hypothetical	1,000.00	1,019.71	5.55
(5% annual return before expenses)

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.84% and 1.09% for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

5

Van Kampen Life Investment Trust Capital Growth Portfolio
Portfolio of Investments  ■  December 31, 2009

	Number of
Description	Shares	Value

Common Stocks 92.2%
Air Freight & Logistics 3.3%
C.H. Robinson Worldwide, Inc.	45,369	$2,664,521
Expeditors International of Washington, Inc.	101,737	3,533,326

		6,197,847

Application Software 4.2%
Adobe Systems, Inc. (a)	76,597	2,817,238
Salesforce.com, Inc. (a)	67,800	5,001,606

		7,818,844

Casinos & Gaming 3.8%
Las Vegas Sands Corp. (a)	150,286	2,245,273
Wynn Resorts Ltd. (a)	83,659	4,871,464

		7,116,737

Communications Equipment 4.3%
Cisco Systems, Inc. (a)	180,195	4,313,868
Research In Motion Ltd. (Canada) (a)	54,011	3,647,903

		7,961,771

Computer Hardware 7.8%
Apple, Inc. (a)	68,766	14,499,999

Construction Materials 2.3%
Cemex SAB de CV—ADR (Mexico) (a)	159,886	1,889,852
Martin Marietta Materials, Inc.	27,946	2,498,652

		4,388,504

Consumer Finance 4.5%
American Express Co.	101,698	4,120,803
Redecard SA (Brazil)	262,314	4,322,357

		8,443,160

Data Processing & Outsourced Services 4.5%
MasterCard, Inc., Class A	24,159	6,184,221
Visa, Inc., Class A	26,592	2,325,736

		8,509,957

Department Stores 1.0%
Sears Holdings Corp. (a)	23,754	1,982,271

Distributors 1.5%
Li & Fung Ltd. (Bermuda)	698,000	2,872,605

Diversified Commercial & Professional Services 0.2%
Corporate Executive Board Co.	13,477	307,545

Electrical Components & Equipment 0.6%
First Solar, Inc. (a)	8,227	1,113,936

Fertilizers & Agricultural Chemicals 4.5%
Monsanto Co.	102,844	8,407,497

Health Care Equipment 2.1%
Gen-Probe, Inc. (a)	23,651	1,014,628
Intuitive Surgical, Inc. (a)	9,594	2,910,052

		3,924,680

Human Resource & Employment Services 0.6%
Monster Worldwide, Inc. (a)	64,003	1,113,652

Internet Retail 7.3%
Amazon.com, Inc. (a)	101,217	13,615,711

Internet Software & Services 14.1%
Baidu, Inc.—ADR (Cayman Islands) (a)	10,956	4,505,436
eBay, Inc. (a)	126,719	2,982,965
Google, Inc., Class A (a)	23,492	14,564,570
Tencent Holdings Ltd. (Cayman Islands)	195,500	4,213,497

		26,266,468

Life Sciences Tools & Services 1.9%
Illumina, Inc. (a)	113,666	3,483,863

Marine Ports & Services 1.2%
China Merchants Holdings International Co., Ltd. (Hong Kong)	696,897	2,245,040

Multi-Line Insurance 1.5%
Loews Corp.	79,504	2,889,970

Multi-Sector Holdings 0.8%
Leucadia National Corp.	60,908	1,449,001

Oil & Gas Exploration & Production 5.4%
Range Resources Corp.	51,144	2,549,528
Ultra Petroleum Corp. (Canada) (a)	152,754	7,616,315

		10,165,843

Other Diversified Financial Services 2.2%
BM&F BOVESPA SA (Brazil)	596,602	4,146,296

Pharmaceuticals 1.4%
Allergan, Inc.	40,405	2,545,919

Property & Casualty Insurance 2.0%
Berkshire Hathaway, Inc., Class B (a)	1,134	3,726,324

Publishing 0.9%
McGraw-Hill Cos., Inc.	49,771	1,667,826

Real Estate Management & Development 1.2%
Brookfield Asset Management, Inc., Class A (Canada)	100,399	2,226,850

Restaurants 2.8%
Starbucks Corp. (a)	223,667	5,157,761

Specialized Finance 1.9%
CME Group, Inc.	10,565	3,549,312

Systems Software 0.8%
VMware, Inc., Class A (a)	37,145	1,574,205

Wireless Telecommunication Services 1.6%
America Movil SAB de CV, Ser L—ADR (Mexico)	62,285	2,926,149

Total Long-Term Investments 92.2% (Cost $170,908,201)		172,295,543

Repurchase Agreements 8.4%
Banc of America Securities ($5,888,833 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/09, to be sold on 01/04/10 at $5,888,839)		5,888,833

6
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

Description	Value

Repurchase Agreements (Continued)
JPMorgan Chase & Co. ($9,543,034 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $9,543,034)	$9,543,034
State Street Bank & Trust Co. ($199,133 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $199,133)	199,133

Total Repurchase Agreements 8.4% (Cost $15,631,000)	15,631,000

Total Investments 100.6% (Cost $186,539,201)	187,926,543

Liabilities in Excess of Other Assets (0.6%)	(1,179,156)

Net Assets 100.0%	$186,747,387

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Trustees. The total market value of these securities is $17,799,794.

(a)	Non-income producing security.

ADR—American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Common Stocks
Air Freight & Logistics	$6,197,847	$—	$—	$6,197,847
Application Software	7,818,844	—	—	7,818,844
Casinos & Gaming	7,116,737	—	—	7,116,737
Communications Equipment	7,961,771	—	—	7,961,771
Computer Hardware	14,499,999	—	—	14,499,999
Construction Materials	4,388,504	—	—	4,388,504
Consumer Finance	4,120,803	4,322,357	—	8,443,160
Data Processing & Outsourced Services	8,509,957	—	—	8,509,957
Department Stores	1,982,271	—	—	1,982,271
Distributors	—	2,872,605	—	2,872,605
Diversified Commercial & Professional Services	307,545	—	—	307,545
Electronic Components & Equipment	1,113,936	—	—	1,113,936
Fertilizers & Agricultural Chemicals	8,407,497	—	—	8,407,497
Health Care Equipment	3,924,680	—	—	3,924,680
Human Resource & Employment Services	1,113,652	—	—	1,113,652
Internet Retail	13,615,711	—	—	13,615,711
Internet Software & Services	22,052,971	4,213,497	—	26,266,468
Life Sciences Tools & Services	3,483,863	—	—	3,483,863
Marine Ports & Services	—	2,245,040	—	2,245,040
Multi-Line Insurance	2,889,970	—	—	2,889,970

7
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Multi-Sector Holdings	$1,449,001	$—	$—	$1,449,001
Oil & Gas Exploration & Production	10,165,843	—	—	10,165,843
Other Diversified Financial Services	—	4,146,296	—	4,146,296
Pharmaceuticals	2,545,919	—	—	2,545,919
Property & Casualty Insurance	3,726,324	—	—	3,726,324
Publishing	1,667,826	—	—	1,667,826
Real Estate Management & Development	2,226,850	—	—	2,226,850
Restaurants	5,157,761	—	—	5,157,761
Specialized Finance	3,549,312	—	—	3,549,312
Systems Software	1,574,205	—	—	1,574,205
Wireless Telecommunication Services	2,926,149	—	—	2,926,149
Repurchase Agreements	—	15,631,000	—	15,631,000

Total Investments in an Asset Position	$154,495,748	$33,430,795	$—	$187,926,543

8
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Financial Statements

Statement of Assets and Liabilities
December 31, 2009

Assets:
Total Investments (Cost $186,539,201)	$187,926,543
Cash	989
Receivables:
Portfolio Shares Sold	29,251
Dividends and Interest	19,203
Other	90,461

Total Assets	188,066,447

Liabilities:
Payables:
Portfolio Shares Repurchased	809,199
Investment Advisory Fee	133,148
Distributor and Affiliates	28,846
Trustees’ Deferred Compensation and Retirement Plans	180,193
Accrued Expenses	167,674

Total Liabilities	1,319,060

Net Assets	$186,747,387

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$359,211,188
Net Unrealized Appreciation	1,387,413
Accumulated Undistributed Net Investment Income	(182,289)
Accumulated Net Realized Loss	(173,668,925)

Net Assets	$186,747,387

Net Asset Value, Offering Price and Redemption Price Per Share:
Class I Shares (Based on net assets of $74,214,317 and 2,615,784 shares of beneficial interest issued and outstanding)	$28.37

Class II Shares (Based on net assets of $112,533,070 and 4,016,959 shares of beneficial interest issued and outstanding)	$28.01

9
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Financial Statements  continued

Statement of Operations
For the Year Ended December 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $35,087)	$1,536,576
Interest	6,360

Total Income	1,542,936

Expenses:
Investment Advisory Fee	1,061,917
Distribution (12b-1) and Service Fees	223,870
Reports to Shareholders	50,532
Professional Fees	43,786
Accounting and Administrative Expenses	43,611
Trustees’ Fees and Related Expenses	28,279
Transfer Agent Fees	18,899
Custody	15,974
Other	13,931

Total Expenses	1,500,799

Net Investment Income	$42,137

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(9,936,664)
Foreign Currency Transactions	1,638

Net Realized Loss	(9,935,026)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(84,891,205)

End of the Period:
Investments	1,387,342
Foreign Currency Translation	71

1,387,413

Net Unrealized Appreciation During the Period	86,278,618

Net Realized and Unrealized Gain	$76,343,592

Net Increase in Net Assets from Operations	$76,385,729

10
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Income/Loss	$42,137	$(471,291)
Net Realized Loss	(9,935,026)	(16,178,514)
Net Unrealized Appreciation/Depreciation During the Period	86,278,618	(111,640,101)

Change in Net Assets from Operations	76,385,729	(128,289,906)

Distributions from Net Investment Income:
Class I Shares	(60,146)	(551,983)
Class II Shares	-0-	(383,841)

	(60,146)	(935,824)

Return of Capital Distribution:
Class I Shares	(11,587)	-0-
Class II Shares	-0-	-0-

	(11,587)	-0-

Total Distributions	(71,733)	(935,824)

Net Change in Net Assets from Investment Activities	76,313,996	(129,225,730)

From Capital Transactions:
Proceeds from Shares Sold	32,081,935	14,065,843
Net Asset Value of Shares Issued Through Dividend Reinvestment	71,733	935,824
Cost of Shares Repurchased	(39,516,705)	(172,734,807)

Net Change in Net Assets from Capital Transactions	(7,363,037)	(157,733,140)

Total Increase/Decrease in Net Assets	68,950,959	(286,958,870)
Net Assets:
Beginning of the Period	117,796,428	404,755,298

End of the Period (Including accumulated net investment income of ($182,289) and ($171,872), respectively)	$186,747,387	$117,796,428

11
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Financial Highlights

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31,
Class I Shares	2009		2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$17.10		$33.68	$28.81	$28.01	$26.02

Net Investment Income/Loss (a)	0.04		(0.01)	0.11	0.04	0.03
Net Realized and Unrealized Gain/Loss	11.26		(16.43)	4.77	0.76	2.03

Total from Investment Operations	11.30		(16.44)	4.88	0.80	2.06

Less:
Distributions from Net Investment Income	0.03		0.14	0.01	-0-	0.07
Return of Capital Distribution	0.00	(b)	-0-	-0-	-0-	-0-

Total Distributions	0.03		0.14	0.01	-0-	0.07

Net Asset Value, End of the Period	$28.37		$17.10	$33.68	$28.81	$28.01

Total Return*	66.07%		–48.99%	16.96%	2.86%	7.93%
Net Assets at End of the Period (In millions)	$74.2		$48.6	$143.6	$160.5	$204.0
Ratio of Expenses to Average Net Assets*	0.84%		0.85%	0.80%	0.78%	0.77%
Ratio of Net Investment Income/Loss to Average Net Assets*	0.17%		(0.04% )	0.35%	0.16%	0.13%
Portfolio Turnover	13%		42%	177%	128%	98%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		0.87%	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	N/A		(0.02% )	N/A	N/A	N/A

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

N/A=Not Applicable

12
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31,
Class II Shares	2009		2008	2007	2006		2005

Net Asset Value, Beginning of the Period	$16.91		$33.29	$28.54	$27.81		$25.84

Net Investment Income/Loss (a)	(0.02)		(0.08)	0.03	(0.02)		(0.03)
Net Realized and Unrealized Gain/Loss	11.12		(16.25)	4.72	0.75		2.00

Total from Investment Operations	11.10		(16.33)	4.75	0.73		1.97
Less Distributions from Net Investment Income	-0-		0.05	-0-	-0-		-0-

Net Asset Value, End of the Period	$28.01		$16.91	$33.29	$28.54		$27.81

Total Return* (b)	65.64%		–49.11%	16.64%	2.62%		7.64%
Net Assets at End of the Period (In millions)	$112.5		$69.2	$261.2	$257.4		$268.1
Ratio of Expenses to Average Net Assets*	1.09%		1.10%	1.05%	1.03%		1.02%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.07%	)	(0.29% )	0.11%	(0.09%	)	(0.12)%
Portfolio Turnover	13%		42%	177%	128%		98%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		1.12%	N/A	N/A		N/A
Ratio of Net Investment Loss to Average Net Assets	N/A		(0.27% )	N/A	N/A		N/A

(a)	Based on average shares outstanding.

(b)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.

N/A=Not Applicable

13
See Notes to Financial Statements

Van Kampen Life Investment Trust Capital Growth Portfolio
Notes to Financial Statements  ■  December 31, 2009

1. Significant Accounting Policies
Van Kampen Life Investment Trust Capital Growth Portfolio (the “Portfolio”) is organized as a series of the Van Kampen Life Investment Trust, a Delaware statutory trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio’s investment objective is to seek capital appreciation. The Portfolio commenced investment operations on July 3, 1995. The Portfolio offers Class I and Class II Shares. Each class of shares differs by its allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Portfolio appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees . Factors considered in making this determination may include, but are not limited to, information obtain by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Portfolio may invest in repurchase agreements, which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

14

Van Kampen Life Investment Trust Capital Growth Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Portfolio’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.
The Portfolio intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2009, the Portfolio had an accumulated capital loss carryforward for tax purposes of $164,997,039, which will expire according to the following schedule:

Amount	Expiration

$144,941,795	December 31, 2010
1,891,381	December 31, 2011
12,927,582	December 31, 2016
5,236,281	December 31, 2017

At December 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$189,791,196

Gross tax unrealized appreciation	$27,080,623
Gross tax unrealized depreciation	(28,945,276)

Net tax unrealized depreciation on investments	$(1,864,653)

F. Distribution of Income and Gains The Portfolio declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes. Distributions from the Portfolio are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended December 31, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$60,146	$935,824
Return of capital	11,587	-0-

	$71,733	$935,824

Permanent differences, primarily due to a portion of capital loss carryforward of $81,579,579 expiring in the current year, resulted in the following reclassification among the Portfolio’s components of net assets at December 31, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$7,592	$81,571,987	$(81,579,579)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post October losses of $5,419,891 which are not recognized for tax purposes until the first day of the following fiscal year.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on

15

Van Kampen Life Investment Trust Capital Growth Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through February 19, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Portfolio’s financial statements or require disclosure in the Portfolio’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Portfolio’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.70%
Next $500 million	0.65%
Over $1 billion	0.60%

For the year ended December 31, 2009, the Portfolio recognized expenses of approximately $6,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the year ended December 31, 2009, the Portfolio recognized expenses of approximately $20,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Portfolio, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2009, the Portfolio recognized expenses of approximately $15,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio’s Board of Trustees.
Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.
The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $88,500 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions
For the years ended December 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Shares	Value	Shares	Value

Sales:
Class I	707,974	$14,460,316	176,867	$4,486,323
Class II	797,284	17,621,619	364,634	9,579,520

Total Sales	1,505,258	$32,081,935	541,501	$14,065,843

Dividend Reinvestment:
Class I	2,584	$71,733	18,195	$551,983
Class II	-0-	-0-	13,421	383,841

Total Dividend Reinvestment	2,584	$71,733	31,616	$935,824

Repurchases:
Class I	(937,388)	$(20,613,290)	(1,615,291)	$(47,483,964)
Class II	(873,368)	(18,903,415)	(4,131,399)	(125,250,843)

Total Repurchases	(1,810,756)	$(39,516,705)	(5,746,690)	$(172,734,807)

16

Van Kampen Life Investment Trust Capital Growth Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $19,662,259 and $37,530,604, respectively.

5. Distribution and Service Plans
Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of 0.35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Plans to 0.25% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to 0.25% of Class II average daily net assets are accrued daily and paid monthly.

6. Indemnifications
The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (the “Transaction”). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Portfolio’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investment Inc., to terminate. In connection with the Transaction, the Portfolio’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, that the Portfolio be transitioned to the Invesco Ltd. mutual fund platform by transferring the assets and liabilities of the Portfolio to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco Ltd., that has substantially the same investment objective, principal investment strategies and risks as the Portfolio (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Portfolio at a special meeting of shareholders. If shareholders of the Portfolio approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Portfolio will receive shares of the Acquiring Fund in exchange for their shares of the Portfolio. Upon completion of the proposed Reorganization, the Portfolio will dissolve pursuant to a plan of dissolution adopted by the Board.

8. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

17

Van Kampen Life Investment Trust Capital Growth Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Capital Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Life Investment Trust Capital Growth Portfolio (the Portfolio) (one of the Portfolios constituting the Van Kampen Life Investment Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Life Investment Trust Capital Growth Portfolio at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 19, 2010

18

Van Kampen Life Investment Trust Capital Growth Portfolio
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* - Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with the respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2009. For corporate shareholders 100% of the distributions qualify for the dividends received deduction. In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

19

Van Kampen Life Investment Trust Capital Growth Portfolio
Trustees and Officers Information

The business and affairs of the Portfolio are managed under the direction of the Portfolio’s Board of Trustees and the Portfolio’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Portfolio and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (69) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

20

Van Kampen Life Investment Trust Capital Growth Portfolio
Trustees and Officers Information  continued

				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

21

Van Kampen Life Investment Trust Capital Growth Portfolio
Trustees and Officers Information  continued

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Portfolio	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (48) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

22

Your Notes

Your Notes

Your Notes

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

LITANNEMG 02/10
IU10-00503P-Y12/09

ANNUAL REPORT

December 31, 2009

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

Welcome, Policyholder

In this report, you’ll learn about how your investment in Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio’s financial statements and a list of investments as of December 31, 2009.

This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

The portfolio is being offered through a variable insurance contract.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE	NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	NOT A DEPOSIT

Performance Summary as of 12/31/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your portfolio’s performance to that of the Morgan Stanley Capital International (MSCI) World Index and Blended Index (65% MSCI World Index/30% JP Morgan Government Bond Index-Global Unhedged USD/5% Citigroup 3-Month Treasury Bill Index) from 1/31/09 through 12/31/09 for Class I shares.

Average Annual	Class I Shares	Class II Shares
Total Returns	since 1/23/09	since 1/23/09

Since Inception	28.21%	27.86%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the portfolio’s average daily net assets. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio’s Adviser has waived or reimbursed fees and expenses from time to time; absent such waiver/reimbursements, the portfolio’s returns would have been lower. Periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. The J.P. Morgan Government Bond Index-Global Unhedged USD (GBI Global Unhedged US) measures the performance in U.S. dollars on an unhedged basis of fixed rate government debt of major developed global bond markets. The Index includes only traded issues available to investors. The Citigroup 3-Month Treasury Bill Index is a fixed income market-value weighted index that includes all U.S. Treasury and U.S. agency securities with maturities of three-months. These Indices are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Portfolio Report
For the period since inception through December 31, 2009

Market Conditions

Global equity markets began 2009 with a rough start, continuing to tumble on the back of woes in the financial system, extremely low levels of consumer confidence, and a rapidly deteriorating housing market. In early March, global equity markets broke through the previous lows set in November 2008, but subsequently embarked on a sizeable rally. Higher beta and lower quality asset classes outperformed the broader market since the market trough. Equity markets continued to rally through December, as investor sentiment became more positive on the sustainability of the global recovery and corporate profitability surprised on the upside.

Against this backdrop, for the reporting period from January 23, 2009 through December 31, 2009, developed market equities (as represented by the MSCI World Index) advanced 44.8 percent, while global government bonds (as represented by the JP Morgan Global Government Bond Index) also rose 6.3 percent. U.S. Treasury bills (as represented by the Citigroup 3-Month Treasury Bill Index) were relatively flat for the period, returning 0.2 percent. (All returns are in U.S. dollar terms.)

Performance Analysis

All share classes of Van Kampen LIT Global Tactical Asset Allocation Portfolio underperformed the MSCI World Index with net dividends and the Blended Index (65% MSCI World Index/30% JP Morgan Government Bond Index-Global Unhedged USD/5% Citigroup 3-Month Treasury Bill Index) for the period since Fund inception (January 23, 2009) through December 31, 2009, assuming no deduction of applicable sales charges.

Detractors from overall performance relative to the Blended Index included the following positions:

•	An average underweight position in global equities was detrimental to relative returns, as global equities experienced a powerful rally off the March trough through the end of the year.

•	U.S. sector selection detracted from relative returns. Within U.S. sectors, an overweight position in pharmaceuticals, life sciences and biotechnology, and an allocation to telecommunications services dampened returns. Defensive sectors such as these underperformed the broader market during the reporting period as investors reallocated capital to higher-beta sectors.

•	European sector selection also diminished relative performance. Within Europe, underweight positions in energy and materials, and overweight positions in health care and software and services were disadvantageous to results. In Europe, commodity-related sectors, including energy and materials, benefited from the anticipation of increased commodity demand during the global recovery. Health care declined as investors’ increased risk appetite during the equity rally led them away from defensive stocks. Software and services stocks in Europe lagged their peers in the U.S.

Key contributors to the Portfolio’s overall performance relative to the Blended Index included these areas:

•	Emerging market equity exposure was beneficial to performance, as emerging market equities led the equity rally off the March lows. Investor sentiment for emerging markets was positive, as these markets were believed to potentially lead the global recovery and appeared to have sustainable growth prospects for the long term.

•	An underweight position in fixed income contributed to results, as global government bonds had lackluster performance relative to global equities. Higher-spread sectors (such as high yield and emerging markets debt) rallied throughout the reporting period, while investor jitters over the possibility of reflation and sovereign fiscal concerns in the second half of the year weighed on government bonds. Within fixed income, underweight positions in Japanese, Canadian, and U.S. government bonds and allocations to U.S. credit and high yield added to relative performance. However, overweight exposure to Australian, U.K., and Swedish bonds partially offset these results. Australian bonds declined as the domestic economy showed signs of recovering faster than most developed markets, particularly in the

Total returns for the period since inception through December 31, 2009*

			Blended Index
			(65% MSCI World
			Index/30% JP Morgan
			Government Bond
			Index-Global
			Unhedged USD/5%
		MSCI World Index	Citigroup 3-Month
Class I	Class II	with net dividends	Treasury Bill Index

28.21%	27.86%	44.82%	30.12%

The performance for the two share classes varies because each has different expenses. The Portfolio’s total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for standardized performance information and index definitions.

*	For the period January 23, 2009 through December 31, 2009

country’s export data. U.K. bonds experienced downward pressure amid concerns over the fiscal condition of the U.K. Swedish bonds fell on the back of improvements in business and consumer confidence in May.

•	Active currency selection during the reporting period enhanced performance. The Portfolio’s overweight positions in the Australian Dollar, the Swiss Franc, the South Korean Won, Norwegian Krone, and the Brazilian Real, as well as tactical allocations to the Japanese Yen throughout the year increased returns. The underweight position in the Euro and Swedish Krona, and tactical allocations to the British Pound and Canadian Dollar negatively affected results. U.S. dollar weakness during the year drove most major currencies higher against the U.S. dollar.

•	Within U.S. equities, allocations to the energy sector and overweight positions in software and services and technology hardware and equipment added to relative returns. The energy sector underperformed the broader market for the year. The software and services and the technology hardware and equipment industries benefited from positive sentiment towards the technology sector and increased growth prospects stemming from the global recovery.

Market Outlook

In our view, global equities may continue to advance in the near term on the back of higher growth and unprecedented amounts of fiscal and monetary stimulus. Sentiment on global equities remains supportive of further increases, as investors continue to exhibit restrained optimism. Third quarter 2009 earnings have surprised on the upside and numbers for the fourth quarter are also expected to show improvement. However, we believe that strong earnings may be offset by a contraction in valuation multiples in many areas of the equity market, as investors reevaluate valuation levels across markets. Against this backdrop, the Portfolio holds an overweight position to select equity markets with an emphasis on growth and an underweight position in global government fixed income.

Within equities, we continue to favor U.S. large cap over U.S. mid- and small-cap equities, and emerging market equities over non-U.S. developed market equities in the Portfolio. We believe U.S. large-cap companies can continue to gain market share with competitive pricing tactics at the expense of smaller corporations and may benefit from having higher international sales exposure. In addition, small-cap equities may face headwinds as a result of smaller corporations persistently having a tougher time gaining access to credit relative to larger corporations. Sounder fiscal situations and higher savings rates in emerging markets provide a more solid foundation for growth as compared with many developed markets. Moreover, valuation levels are no longer supportive of developed market equities, in our view. Within U.S. sector allocation, we maintain the Portfolio’s overweight positions in pharmaceuticals, biotechnology and life sciences, consumer staples, software and services, and technology hardware and equipment, as well as an underweight position in utilities. In addition, we have implemented a pair trade in overweighting U.S. diversified financials and banks, while underweighting European banks.

Within fixed income, we remain optimistic on higher-spread products, such as U.S. high yield and emerging market debt, relative to global government bonds. Despite a significant run-up in 2009, we remain constructive on U.S. high yield, as our research has shown that momentum in these assets has generally persisted in the year after one with large gains. Outside of the U.S., we are positive on emerging market debt as we believe the asset class may benefit from investors seeking yield and the appreciation of emerging market currencies against the U.S. dollar.

Within currencies, the near-term outlook on the U.S. dollar seems mixed. The diversification away from the dollar as the reserve currency and concerns over the U.S. fiscal situation present headwinds to U.S. dollar strength in the near term. However, a potential shift of the funding currency from the U.S. dollar to the Japanese Yen in early 2010 provides the potential for the U.S. dollar to appreciate in the near term. As a result, we believe non-dollar related currency trades provide the best opportunity within our currency strategy and we have implemented an overweight position to a basket of emerging market currencies and initiated pair trades between developed market currencies.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Top 10 Holdings as of 12/31/09 (Unaudited)

Morgan Stanley Institutional Fund Trust—Core Plus Fixed Income Portfolio	5.7%
Van Kampen International Growth Fund, Class I	2.0
Bundesrepublik Deutschland	1.7
Morgan Stanley Institutional Fund, Inc.—Capital Growth Portfolio, Class I	1.1
Van Kampen High Yield Fund, Class I	1.1
Morgan Stanley Institutional Fund, Inc.—Emerging Markets Portfolio, Class I	1.0
SPDR Barclays Capital High Yield Bond ETF	0.9
Microsoft Corp.	0.9
Morgan Stanley Institutional Fund, Inc.—International Growth Equity Portfolio, Class I	0.8
Johnson & Johnson	0.7

Summary of Investments by Country Classification as of 12/31/09 (Unaudited)

United States	33.2%
Japan	5.9
United Kingdom	4.6
Germany	3.7
France	2.1
Switzerland	2.0
Spain	1.2
Italy	0.7
Netherlands	0.6
Netherlands Antilles	0.3
Sweden	0.3
Denmark	0.2
Ireland	0.2
Finland	0.1
Luxembourg	0.1
Norway	0.1
Belgium	0.1
Jersey Channel Islands	0.1
Greece	0.0	*
Austria	0.0	*
Bermuda	0.0	*
Portugal	0.0	*
Panama	0.0	*
Canada	0.0	*

Total Long-Term Investments	55.5
Repurchase Agreements	42.3

Total Investments	97.8
Foreign Currency	0.0	*
Other Assets in Excess of Liabilities	2.2

Net Assets	100.0%
*Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the countries shown above. Top ten holdings and summary of investments by countries are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a portfolio’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/09 - 12/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads) or exchanges fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/09	12/31/09	7/1/09-12/31/09

Class I
Actual	$1,000.00	$1,162.41	$4.91
Hypothetical	1,000.00	1,020.67	4.58
(5% annual return before expenses)

Class II
Actual	1,000.00	1,161.33	6.26
Hypothetical	1,000.00	1,019.41	5.85
(5% annual return before expenses)

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.90% and 1.15% for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  December 31, 2009

	Number of
Description	Shares	Value

Common Stocks 40.9%
Austria 0.0%
Erste Group Bank AG	203	$7,525
Oesterreichishe Elektrizitaetswirtschafts AG, Class A	74	3,137
OMV AG	313	13,707
Telekom Austria AG	315	4,497
Voestalpine AG	246	8,970

		37,836

Belgium 0.1%
Anheuser-Busch InBev NV	703	36,320
Belgacom SA	172	6,204
Colruyt SA	28	6,751
Delhaize Group	138	10,570
Groupe Bruxelles Lambert SA	173	16,281
KBC Groep NV (a)	155	6,712
Solvay SA	103	11,104
Umicore	279	9,291

		103,233

Bermuda 0.0%
Axis Capital Holdings Ltd.	100	2,841
Bunge Ltd.	100	6,383
Invesco Ltd.	257	6,037
Seadrill Ltd.	700	17,731

		32,992

Canada 0.0%
Thomson Reuters Corp.	247	8,018
Tim Hortons, Inc.	200	6,102

		14,120

Denmark 0.2%
A P Moller—Maersk A/S, Class A	2	13,483
A P Moller—Maersk A/S, Class B	2	13,985
Danske Bank A/S (a)	567	12,910
DSV A/S (a)	400	7,176
FLSmidth & Co. A/S	52	3,642
Novo Nordisk A/S, Class B	729	46,643
Novozymes A/S, Class B	90	9,332
Vestas Wind Systems A/S (a)	767	46,931

		154,102

Finland 0.1%
Fortum Oyj	490	13,274
Kone Oyj, Class B	102	4,359
Nokia Oyj	7,642	98,107
Sampo Oyj, Class A	558	13,542
Stora Enso Oyj, Class R (a)	1,024	7,178
UPM-Kymmene Oyj	955	11,358
Wartsila Oyj	86	3,438

		151,256

France 2.1%
Accor SA	468	25,424
Air Liquide SA	676	79,797
Alcatel-Lucent SA (a)	3,056	10,235
Alstom SA	200	13,896
Atos Origin (a)	97	4,417
AXA SA	3,976	94,033
BNP Paribas	2,656	209,595
Bouygues SA	198	10,326
Bureau Veritas SA	63	3,263
Cap Gemini SA	341	15,446
Carrefour SA	1,076	51,733
Christian Dior SA	108	11,100
CNP Assurances	84	8,133
Compagnie de Saint-Gobain	498	26,731
Compagnie Generale des Etablissements Michelin, Class B	253	19,406
Credit Agricole SA	620	10,809
Dassault Systemes SA	84	4,781
Eiffage SA	33	1,864
Electricite de France	161	9,580
Essilor International SA	326	19,408
Eutelsat Communications	83	2,663
France Telecom SA	5,561	138,844
GDF Suez	3,407	147,808
Groupe DANONE	754	45,918
Hermes International	116	15,430
Lafarge SA	504	41,447
Lagardere SCA	100	4,035
L’Oreal SA	569	63,173
LVMH Moet Hennessy Louis Vuitton SA	470	52,773
Neopost SA	21	1,735
Pernod-Ricard SA	159	13,648
Peugeot SA (a)	164	5,494
PPR	245	29,358
Publicis Groupe	221	8,965
Renault SA (a)	299	15,225
Safran SA	158	3,074
Sanofi-Aventis SA	2,595	203,414
Schneider Electric SA	910	105,425
SCOR SE	250	6,244
Societe Generale	1,489	103,028
Sodexo	254	14,507
Suez Environnement SA	224	5,175
Technip SA	296	20,742
Thales SA	88	4,510
Total SA	5,512	353,218
Unibail-Rodmaco SE (REIT)	252	55,475
Vallourec SA	45	8,185
Veolia Environnement	314	10,325
Vinci SA	1,654	92,641
Vivendi	4,125	121,777

		2,324,233

Germany 1.9%
Adidas AG	348	18,789
Allianz SE	1,238	154,097
BASF SE	2,420	150,104
Bayer AG	1,977	158,012
Bayerische Motoren Werke AG	896	40,733
Beiersdorf AG	224	14,722
Commerzbank AG (a)	567	4,754
Daimler AG	2,755	147,191
Deutsche Bank AG	1,538	108,402
Deutsche Boerse AG	380	31,594
Deutsche Lufthansa AG	681	11,433
Deutsche Post AG	1,550	29,824
Deutsche Telekom AG	8,411	124,222
E.ON AG	5,964	248,983
Fresenius Medical Care AG & Co. KGaA	316	16,732
GEA Group AG	162	3,607
K&S AG	318	18,280
Linde AG	361	43,452
MAN AG	87	6,776
Merck KGaA	56	5,234
Metro AG	234	14,263

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

	Number of
Description	Shares	Value

Germany (Continued)
Muenchener Rueckversicherungs-Gesellschaft AG	561	$87,453
Q-Cells SE (a)	65	1,065
RWE AG	1,416	137,603
Salzgitter AG	87	8,504
SAP AG	2,170	102,346
Siemens AG	3,420	313,692
Solarworld AG	95	2,082
ThyssenKrupp AG	708	26,665
TUI AG (a)	600	5,005
Volkswagen AG	340	37,611

		2,073,230

Greece 0.0%
Alpha Bank AE (a)	440	5,090
Hellenic Telecommunications Organization SA	240	3,514
National Bank of Greece SA (a)	460	11,730
OPAP SA	560	12,260
Piraeus Bank SA (a)	561	6,401

		38,995

Ireland 0.2%
Accenture PLC, Class A	1,300	53,950
Cooper Industries PLC	100	4,264
Covidien PLC	700	33,523
CRH PLC	1,831	50,050
Elan Corp. (a)	343	2,147
Ingersoll-Rand PLC	200	7,148
Willis Group Holdings PLC	100	2,638

		153,720

Italy 0.7%
Assicurazioni Generali SpA	3,480	93,303
Atlantia SpA	466	12,113
Banca Monte dei Paschi di Siena SpA	1,873	3,279
Banco Popolare SC (a)	833	6,235
Enel SpA	13,554	78,707
ENI SpA	6,393	162,760
Fiat SpA (a)	1,193	17,363
Finmeccanica SpA	400	6,379
Intesa Sanpaolo (a)	18,520	82,981
Luxottica Group SpA	317	8,212
Mediaset SpA	983	8,032
Mediobanca SpA (a)	450	5,339
Mediobanca SpA (warrants, expiring 03/18/11) (a)	429	67
Saipem SpA	666	22,879
Snam Rete Gas SpA	699	3,476
Telecom Italia SpA	12,539	19,447
Telecom Italia SpA RSP	4,900	5,408
Terna Rete Elettrica Nationale SpA	1,189	5,116
UniCredit SpA (a)	49,778	165,581
Unione di Banche Italiane ScpA	623	8,924
Unione di Banche Italiane ScpA (warrants, expiring 06/30/11) (a)	623	44

		715,645

Japan 5.9%
Advantest Corp.	500	12,991
Aeon Co., Ltd.	2,700	21,831
Aioi Insurance Co., Ltd.	3,000	14,343
Aisin Seiki Co., Ltd.	600	17,149
Ajinomoto Co., Inc.	2,000	18,829
Amada Co., Ltd.	2,000	12,412
Asahi Breweries Ltd.	1,300	23,841
Asahi Glass Co., Ltd.	5,000	46,839
Asahi Kasei Corp.	5,000	24,985
Astellas Pharma, Inc.	1,600	59,598
Bank of Kyoto Ltd.	2,000	16,140
Bank of Yokohama Ltd.	5,000	22,643
Benesse Corp.	300	12,545
Bridgestone Corp.	1,900	33,296
Canon, Inc.	3,300	139,508
Central Japan Railway Co.	6	40,025
Chiba Bank Ltd.	5,000	29,838
Chubu Electric Power Co., Inc.	2,200	52,428
Chugai Pharmaceutical Co., Ltd.	800	14,904
Chugoku Bank Ltd.	2,000	24,667
Chugoku Electric Power Co., Inc.	600	11,442
Chuo Mitsui Trust Holdings, Inc.	6,000	20,025
Dai Nippon Printing Co., Ltd.	2,000	25,218
Daiichi Sankyo Co., Ltd.	1,900	39,754
Daikin Industries Ltd.	800	31,222
DAITO Trust Construction Co., Ltd.	300	14,147
Daiwa House Industry Co., Ltd.	2,000	21,400
Daiwa Securities Group, Inc.	6,000	30,079
Denso Corp.	1,600	47,952
Dentsu, Inc.	600	13,808
East Japan Railway Co.	1,300	82,030
Eisai Co., Ltd.	1,100	40,322
Electric Power Development Co., Ltd.	500	14,179
Fanuc Ltd.	600	55,791
Fast Retailing Co., Ltd.	200	37,328
Fuji Heavy Industries Ltd.	3,000	14,559
FUJIFILM Holdings Corp.	1,900	56,762
Fujitsu Ltd.	6,000	38,586
Fukuoka Financial Group, Inc.	3,000	10,411
Furukawa Electric Co., Ltd.	3,000	12,485
GS Yuasa Corp.	2,000	14,678
Gunma Bank Ltd.	3,000	15,233
Hachijuni Bank Ltd.	2,000	11,635
Hankyu Hanshin Holdings, Inc.	6,000	26,638
Hirose Electric Co., Ltd.	200	20,846
Hitachi Ltd.	11,000	33,691
Hokkaido Electric Power Co., Inc.	500	9,074
Hokuhoku Financial Group, Inc.	11,000	22,382
Hokuriku Electric Power Co.	800	17,408
Honda Motor Co., Ltd.	4,800	162,298
Hoya Corp.	1,400	37,115
Ibiden Co., Ltd.	300	10,684
IHI Corp. (a)	5,000	7,926
Inpex Corp.	3	22,516
Isetan Mitsukoshi Holdings Ltd.	1,100	9,913
Itochu Corp.	6,000	44,120
Iyo Bank Ltd.	2,000	16,189
Japan Real Estate Investment Corp. (REIT)	2	14,680
Japan Steel Works Ltd.	2,000	25,150
Japan Tobacco, Inc.	21	70,857
JFE Holdings, Inc.	1,400	55,132
Joyo Bank Ltd.	3,000	11,979
JS Group Corp.	1,100	18,926
JSR Corp.	600	12,163
Kajima Corp.	10,000	20,073
Kansai Electric Power Co., Inc.	2,500	56,352
Kao Corp.	1,600	37,352

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

	Number of
Description	Shares	Value

Japan (Continued)
Kawasaki Heavy Industries Ltd.	6,000	$15,124
Kawasaki Kisen Kaisha Ltd. (a)	3,000	8,501
KDDI Corp.	10	52,734
Keihin Electric Express Railway Co., Ltd.	2,000	14,650
Keio Corp.	2,000	12,049
Keyence Corp.	200	41,232
Kintetsu Corp.	6,000	19,869
Kirin Brewery Co., Ltd.	3,000	47,827
Kobe Steel Ltd.	11,000	19,923
Komatsu Ltd.	3,200	66,714
Konica Minolita Holdings, Inc.	2,500	25,640
Kubota Corp.	3,000	27,588
Kuraray Co., Ltd.	1,500	17,558
Kurita Water Industries Ltd.	300	9,373
Kyocera Corp.	500	44,097
Kyowa Hakko Kirin Co., Ltd.	2,000	21,040
Kyushu Electric Power Co., Inc.	1,100	22,622
Lawson, Inc.	300	13,216
Makita Corp.	500	17,013
Marubeni Corp.	6,000	32,664
Mazda Motor Corp.	5,000	11,432
MEIJI Holdings Co., Ltd.	500	18,808
Mitsubishi Chemical Holdings Corp.	5,500	23,177
Mitsubishi Corp.	4,600	114,369
Mitsubishi Electric Corp.	6,000	44,298
Mitsubishi Estate Co., Ltd.	5,000	79,307
Mitsubishi Heavy Industries Ltd.	11,000	38,628
Mitsubishi Materials Corp. (a)	5,000	12,243
Mitsubishi Motors Corp. (a)	16,000	22,047
Mitsubishi Tanabe Pharma Corp.	2,000	24,873
Mitsui & Co., Ltd.	6,800	96,268
Mitsui Fudosan Co., Ltd.	3,000	50,378
Mitsui O.S.K Lines, Ltd.	5,000	26,247
Mitsui Sumitomo Insurance Group Holdings, Inc.	2,000	50,759
Mizuho Financial Group, Inc.	44,400	79,446
Murata Manufacturing Co., Inc.	600	29,626
Nidec Corp.	300	27,585
Nikon Corp.	1,600	31,556
Nintendo Co., Ltd.	300	71,120
Nippon Building Fund, Inc. (REIT)	2	15,152
Nippon Electric Glass Co., Ltd.	2,000	27,284
Nippon Express Co., Ltd.	3,000	12,271
Nippon Mining Holdings, Inc.	3,000	12,844
Nippon Oil Corp.	5,000	23,149
Nippon Paper Group, Inc.	300	7,656
Nippon Steel Corp.	17,000	68,730
Nippon Yusen Kabushiki Kaisha	3,000	9,179
Nipponkoa Insurance Co., Ltd.	3,000	16,968
Nissan Motor Co., Ltd. (a)	7,600	66,424
Nisshin Seifun Group, Inc.	1,000	13,431
Nitori Co., Ltd.	150	11,161
Nitto Denko Corp.	500	17,818
Nomura Holdings, Inc.	9,500	70,011
NTT Data Corp.	5	15,441
NTT Docomo, Inc.	51	71,044
Obayashi Corp.	3,000	10,210
Odakyu Electric Railway Co., Ltd.	3,000	22,989
OJI Paper Co., Ltd.	3,000	12,496
Olympus Optical Co., Ltd.	1,000	32,131
Omron Corp.	600	10,703
Oriental Land Co., Ltd.	200	13,132
ORIX Corp.	330	22,442
Osaka Gas Co., Ltd.	6,000	20,215
Panasonic Corp.	5,900	84,373
Panasonic Electric Works Co., Ltd.	2,000	24,043
Rakuten, Inc.	27	20,523
Resona Holdings, Inc.	2,200	22,215
Ricoh Co., Ltd.	3,000	42,312
Rohm Co., Ltd.	300	19,482
Sankyo Co., Ltd.	200	9,963
Sanyo Electric Co., Ltd. (a)	6,000	11,015
SBI Holdings, Inc.	73	12,975
Secom Co., Ltd.	600	28,380
Sega Sammy Holdings, Inc.	800	9,535
Sekisui Chemical Co., Ltd.	3,000	18,549
Sekisui House Ltd.	3,000	26,908
Seven & I Holdings Co., Ltd.	2,700	54,802
Sharp Corp.	3,000	37,749
Shikoku Electric Power Co.	500	12,897
Shimizu Corp.	5,000	17,924
Shin-Etsu Chemical Co., Ltd.	1,300	73,275
Shionogi & Co., Ltd.	1,600	34,603
Shiseido Co., Ltd.	1,600	30,667
Shizuoka Bank Ltd.	3,000	25,998
SMC Corp.	200	22,606
Softbank Corp.	2,200	51,420
Sojitz Corp.	10,300	19,348
Sompo Japan Insurance, Inc.	5,000	31,819
Sony Corp.	3,600	104,351
Sony Financial Holdings, Inc.	5	13,040
Stanley Electric Co., Ltd.	500	10,055
Sumitomo Chemical Co., Ltd.	5,000	21,823
Sumitomo Corp.	3,600	36,234
Sumitomo Electric Industries Ltd.	3,200	39,663
Sumitomo Heavy Industries Ltd.	3,000	15,142
Sumitomo Metal Industries Ltd.	13,000	34,659
Sumitomo Metal Mining Co., Ltd.	2,000	29,483
Sumitomo Mitsui Financial Group, Inc.	3,300	94,082
Sumitomo Realty & Development Co., Ltd.	2,000	37,511
Sumitomo Trust & Banking Co., Ltd.	6,000	29,169
Suzuki Motor Corp.	1,300	31,922
Taiyo Nippon Sanso Corp.	2,000	21,212
Takashimaya Co., Ltd.	2,000	12,649
Takeda Pharmaceutical Co., Ltd.	2,400	98,534
T&D Holdings, Inc.	850	17,324
TDK Corp.	300	18,293
Teijin Ltd.	5,000	16,071
Terumo Corp.	500	29,923
Tobu Railway Co., Ltd.	6,000	31,276
Tohoku Electric Power Co., Inc.	1,400	27,673
Tokio Marine Holdings, Inc.	3,200	86,859
Tokyo Electric Power Co., Inc.	4,800	120,315
Tokyo Electron Ltd.	500	31,972
Tokyo Gas Co., Ltd.	8,000	31,892
Tokyu Corp.	6,000	23,880
TonenGeneral Sekiyu K.K.	2,000	16,665
Toppan Printing Co., Ltd.	2,000	16,180
Toray Industries, Inc.	5,000	26,941
Toshiba Corp.	11,000	60,665
Toyo Seikan Kaisha Ltd.	800	12,105
Toyota Industries Corp.	600	17,814

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

	Number of
Description	Shares	Value

Japan (Continued)
Toyota Motor Corp.	8,400	$352,933
Toyota Tsusho Corp.	1,000	14,747
Ube Industries Ltd.	3,000	8,214
West Japan Railway Co.	6	20,084
Yahoo! Japan Corp.	56	16,740
Yamada Denki Co., Ltd.	290	19,488
Yamaguchi Financial Group, Inc.	900	8,329
Yamaha Motor Co., Ltd. (a)	1,900	23,860
Yamato Transport Co., Ltd.	1,600	22,123

		6,491,080

Jersey Channel Islands 0.1%
Experian PLC	800	7,909
Randgold Resources Ltd.	163	12,951
Shire PLC	600	11,733
United Business Media Ltd.	300	2,228
WPP PLC	4,038	39,431

		74,252

Luxembourg 0.1%
ArcelorMittal	2,290	103,863
SES SA	377	8,454
Tenaris SA	1,023	21,872

		134,189

Netherlands 0.6%
Aegon NV (a)	1,698	10,821
Akzo Nobel NV	582	38,361
ASML Holding NV	365	12,415
European Aeronautic Defence and Space Co. NV	258	5,154
Heineken Holding NV	177	7,416
Heineken NV	264	12,509
ING Groep NV (a)	5,694	55,045
Koninklijke Ahold NV	2,196	29,134
Koninklijke DSM NV	406	19,907
Koninklijke KPN NV	4,741	80,415
Koninklijke Philips Electronics NV	4,182	123,829
Randstad Holding NV (a)	101	4,994
Reed Elsevier NV	1,724	21,154
STMicroelectronics NV	593	5,377
TNT NV	679	20,783
Unilever NV	5,107	166,413
Wolters Kluwer NV	371	8,132

		621,859

Netherlands Antilles 0.3%
Schlumberger Ltd.	5,700	371,013

Norway 0.1%
Norsk Hydro ASA (a)	1,400	11,638
Orkla ASA	800	7,806
StatoilHydro ASA	3,047	76,004
Telenor ASA (a)	804	11,277
Yara International ASA	350	15,848

		122,573

Panama 0.0%
Carnival Corp. (a)	500	15,845

Portugal 0.0%
Banco Comercial Portugues SA, Class R	2,295	2,754
Brisa-Auto Estradas de Portugal SA	561	5,732
Energias de Portugal SA	1,560	6,905
Portugal Telecom SGPS SA	538	6,540

		21,931

Spain 1.2%
Abertis Infraestructuras SA	434	9,793
Acciona SA	33	4,286
Acerinox SA	358	7,405
ACS Actividades de Construccion y Servicios SA	144	7,160
Banco Bilbao Vizcaya Argentaria SA	13,169	238,548
Banco de Sabadell SA	961	5,338
Banco Popular Espanol SA	1,086	7,929
Banco Santander SA	26,151	429,658
Criteria Caixacorp SA	979	4,626
Enagas	191	4,227
Ferrovial SA	268	3,130
Gamesa Corp. Tecnologica SA	182	3,051
Gas Natural SDG SA	256	5,511
Iberdrola Renovables SA	689	3,283
Iberdrola SA	10,615	101,049
Indra Sistemas SA	119	2,799
Industria de Diseno Textil SA	662	41,020
Red Electrica Corp. SA	98	5,431
Repsol YPF SA	1,896	50,622
Telefonica SA	12,704	354,080
Zardoya Otis SA	104	2,027

		1,290,973

Sweden 0.3%
Alfa Laval AB	301	4,143
Assa Abloy AB, Class B	234	4,481
Atlas Copco AB, Class A	700	10,230
Atlas Copco AB, Class B	400	5,189
Electrolux AB (a)	600	14,083
Hennes & Mauritz AB, Class B	1,824	100,935
Investor AB, Class B	716	13,236
Nordea Bank AB	2,896	29,337
Sandvik AB	1,000	11,987
Scania AB, Class B	300	3,848
Securitas AB, Class B	233	2,274
Skanska AB, Class B	382	6,500
SKF AB, Class B	400	6,870
SSAB AB, Class A	522	8,825
Svenska Cellulosa AB, Class B	1,100	14,694
Svenska Handelsbanken AB, Class A	395	11,297
Swedish Match AB	380	8,307
Telefonaktiebolaget LM Ericsson, Class B	5,807	53,412
TeliaSonera AB	3,059	22,085
Volvo AB	400	3,386
Volvo AB, Class B	1,117	9,516

		344,635

Switzerland 2.0%
ABB Ltd. (a)	8,762	167,577
ACE Ltd. (a)	800	40,320
Actelion Ltd. (a)	87	4,647
Adecco SA	107	5,907
Baloise Holding AG	37	3,082
Compagnie Financiere Richemont SA	776	25,966
Credit Suisse Group AG	2,512	123,719
Foster Wheeler AG (a)	100	2,944
Geberit AG	36	6,377
Givaudan SA	16	12,734

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

	Number of
Description	Shares	Value

Switzerland (Continued)
Holcim Ltd. (a)	598	$46,355
Julius Baer Group Ltd.	400	13,970
Julius Baer Holding AG	400	4,867
Kuehne & Nagel International AG	97	9,383
Logitech International SA (a)	159	2,735
Lonza Group AG	66	4,629
Nestle SA	11,800	573,277
Noble Corp.	600	24,420
Novartis AG	5,744	312,946
Roche Holding AG	1,763	299,915
Schindler Holding AG	44	3,375
SGS SA	4	5,209
Swatch Group AG	50	12,585
Swiss Reinsurance	469	22,470
Swisscom AG	20	7,627
Syngenta AG	259	72,576
Transocean Ltd. (a)	1,800	149,040
Tyco Electronics Ltd.	400	9,820
Tyco International Ltd. (a)	300	10,704
UBS AG (a)	6,922	106,335
Weatherford International Ltd. (a)	1,600	28,656
Zurich Financial Services AG	427	92,841

		2,207,008

United Kingdom 4.6%
Admiral Group PLC	153	2,919
Amec PLC	893	11,336
Anglo American PLC (a)	3,381	146,326
Antofagasta PLC	827	13,113
Associated British Foods PLC	348	4,618
AstraZeneca PLC	3,662	172,067
Aviva PLC	4,983	31,559
BAE Systems PLC	13,472	77,637
Balfour Beatty PLC	376	1,562
Barclays PLC	36,226	159,636
BG Group PLC	8,349	149,512
BHP Billiton PLC	5,933	189,516
BP PLC	47,911	463,356
British American Tobacco PLC	5,750	186,533
British Land Co. PLC (REIT)	1,882	14,426
British Sky Broadcasting Group PLC	3,729	33,592
BT Group PLC	6,838	14,806
Bunzl PLC	300	3,252
Burberry Group PLC	700	6,711
Cable & Wireless PLC	2,219	5,011
Cadbury PLC	1,012	13,023
Cairn Energy PLC (a)	2,240	11,937
Capita Group PLC	426	5,138
Carnival PLC (a)	415	14,172
Centrica PLC	13,934	62,931
Cobham PLC	906	3,652
Compass Group PLC	4,301	30,719
Diageo PLC	8,036	140,143
Eurasian Natural Resources Corp.	590	8,702
F&C Asset Management PLC	183	223
Firstgroup PLC	1,073	7,320
G4S PLC	1,219	5,095
GlaxoSmithKline PLC	13,409	284,045
Hays PLC	1,206	2,010
Home Retail Group PLC	700	3,191
HSBC Holdings PLC	38,318	437,298
Imperial Tobacco Group PLC	2,319	73,084
Intercontinental Hotels Group PLC	600	8,586
International Power PLC	1,288	6,373
Invensys PLC	882	4,226
J Sainsbury PLC	1,301	6,764
Johnson Matthey PLC	386	9,534
Kazakhmys PLC (a)	500	10,462
Kingfisher PLC	7,082	25,960
Land Securities Group PLC (REIT)	2,285	25,042
Legal & General Group PLC	7,523	9,682
Lloyds TSB Group PLC (a)	15,841	12,717
Logica PLC (b)	1,279	2,346
Lonmin PLC (a)	328	10,183
Man Group PLC	1,315	6,469
Marks & Spencer Group PLC	4,870	31,593
National Grid PLC	7,366	80,518
Next PLC	170	5,668
Old Mutual PLC (a)	5,593	9,766
Pearson PLC	2,428	34,904
Prudential PLC	8,145	82,974
Reckitt Benckiser PLC	1,276	69,131
Reed Elsevier PLC	3,053	25,071
Rexam PLC	1,783	8,330
Rio Tinto PLC	3,484	187,775
Rolls-Royce Group PLC (a)	1,652	12,892
Royal Bank of Scotland Group PLC (a)	19,851	9,311
Royal Dutch Shell PLC, Class A	8,862	267,568
Royal Dutch Shell PLC, Class B	6,716	195,705
RSA Insurance Group PLC	3,665	7,131
SABMiller PLC	1,345	39,441
Sage Group PLC	2,126	7,548
Scottish & Southern Energy PLC	1,281	23,938
Serco Group PLC	363	3,086
Severn Trent PLC	172	3,005
Smith & Nephew PLC	1,488	15,279
Smiths Group PLC	317	5,187
Standard Chartered PLC	6,348	158,970
Standard Life PLC	2,089	7,249
Tesco PLC	13,851	95,168
Tomkins PLC	991	3,059
Tui Travel PLC	1,867	7,684
Tullow Oil PLC	1,500	31,281
Unilever PLC	4,074	130,405
United Utilities Group PLC	569	4,527
Vedanta Resources PLC	301	12,441
Vodafone Group PLC	155,600	360,323
Whitbread PLC	600	13,494
William Morrison Supermarkets PLC	4,436	19,777
Wolseley PLC (a)	58	1,160
Xstrata PLC (a)	4,899	86,290

		4,986,164

United States 20.4%
3M Co.	2,400	198,408
Abbott Laboratories	6,700	361,733
Activision Blizzard, Inc. (a)	500	5,555
Adobe Systems, Inc. (a)	1,100	40,458
Advance Auto Parts, Inc.	100	4,048
Aetna, Inc.	300	9,510
Affiliated Computer Services, Inc., Class A (a)	200	11,938
Aflac, Inc.	1,000	46,250
Agilent Technologies, Inc. (a)	300	9,321

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

	Number of
Description	Shares	Value

United States (Continued)
Air Products & Chemicals, Inc.	500	$40,530
Alcoa, Inc.	2,100	33,852
Allergan, Inc.	400	25,204
Allstate Corp.	1,900	57,076
Altera Corp.	300	6,789
Altria Group, Inc.	5,700	111,891
Amazon.com, Inc. (a)	100	13,452
American Express Co.	4,000	162,080
American International Group, Inc. (a)	85	2,548
American Tower Corp., Class A (a)	1,000	43,210
AmerisourceBergen Corp.	200	5,214
AMETEK, Inc.	100	3,824
Amgen, Inc. (a)	4,400	248,908
Amphenol Corp., Class A	100	4,618
Anadarko Petroleum Corp.	1,300	81,146
Analog Devices, Inc.	300	9,474
Annaly Capital Management, Inc. (REIT)	1,000	17,350
AOL, Inc. (a)	375	8,730
Aon Corp.	1,000	38,340
Apache Corp.	700	72,219
Apollo Group, Inc., Class A (a)	200	12,116
Apple, Inc. (a)	2,900	611,494
Applied Materials, Inc.	2,100	29,274
Archer-Daniels-Midland Co.	1,700	53,227
Assurant, Inc.	100	2,948
AT&T, Inc.	15,500	434,465
Automatic Data Processing, Inc.	1,100	47,102
Avery Dennison Corp.	100	3,649
Avon Products, Inc.	700	22,050
Bank of America Corp.	25,100	378,006
Bank of New York Mellon Corp.	4,000	111,880
Baxter International, Inc.	2,900	170,172
BB&T Corp.	1,100	27,907
Becton Dickinson & Co.	1,300	102,518
Bed Bath & Beyond, Inc. (a)	400	15,452
Berkshire Hathaway, Inc., Class B (a)	10	32,860
Best Buy Co., Inc.	1,200	47,352
Biogen Idec, Inc. (a)	400	21,400
BMC Software, Inc. (a)	200	8,020
Boeing Co.	3,400	184,042
Boston Properties, Inc. (REIT)	300	20,121
Boston Scientific Corp. (a)	2,000	18,000
Bristol-Myers Squibb Co.	3,300	83,325
Broadcom Corp., Class A (a)	400	12,580
Burlington Northern Santa Fe Corp.	900	88,758
CA, Inc.	1,000	22,460
Cablevision Systems Corp., Class A	200	5,164
Campbell Soup Co.	100	3,380
Capital One Financial Corp.	1,300	49,842
Cardinal Health, Inc.	300	9,672
CareFusion Corp. (a)	150	3,751
Caterpillar, Inc.	1,000	56,990
CBS Corp., Class B	500	7,025
Celgene Corp. (a)	600	33,408
CenturyTel, Inc.	900	32,589
C.H. Robinson Worldwide, Inc.	100	5,873
Charles Schwab Corp.	1,300	24,466
Chesapeake Energy Corp.	1,600	41,408
Chevron Corp.	5,200	400,348
Chubb Corp.	1,600	78,688
CIGNA Corp.	200	7,054
Cincinnati Financial Corp.	100	2,624
Cintas Corp.	100	2,605
Cisco Systems, Inc. (a)	17,900	428,526
Citigroup, Inc.	18,900	62,559
Citrix Systems, Inc. (a)	200	8,322
Clorox Co.	200	12,200
Coach, Inc.	200	7,306
Coca-Cola Co.	8,100	461,700
Coca-Cola Enterprises, Inc.	200	4,240
Cognizant Technology Solutions Corp., Class A (a)	300	13,590
Colgate-Palmolive Co.	1,500	123,225
Comcast Corp., Class A	6,800	114,648
Comcast Corp., Class Special A	1,600	25,616
Computer Sciences Corp. (a)	200	11,506
ConAgra Foods, Inc.	400	9,220
ConocoPhillips	3,900	199,173
Corning, Inc.	2,000	38,620
Costco Wholesale Corp.	1,000	59,170
C.R. Bard, Inc.	100	7,790
CSX Corp.	1,400	67,886
Cummins, Inc.	100	4,586
CVS Caremark Corp.	5,500	177,155
Danaher Corp.	200	15,040
Darden Restaurants, Inc.	200	7,014
DaVita, Inc. (a)	100	5,874
Deere & Co.	500	27,045
Dell, Inc. (a)	2,400	34,464
DENTSPLY International, Inc.	100	3,517
Devon Energy Corp.	800	58,800
DIRECTV, Class A (a)	1,800	60,030
Discover Financial Services	300	4,413
Dollar Tree, Inc. (a)	100	4,830
Dover Corp.	100	4,161
Dow Chemical Co.	2,500	69,075
Dr. Pepper Snapple Group, Inc.	200	5,660
Du Pont (E.I.) de Nemours & Co.	2,100	70,707
Eaton Corp.	100	6,362
eBay, Inc. (a)	2,300	54,142
Ecolab, Inc.	500	22,290
Electronic Arts, Inc. (a)	200	3,550
Eli Lilly & Co.	1,800	64,278
EMC Corp. (a)	3,100	54,157
Emerson Electric Co.	1,100	46,860
EOG Resources, Inc.	500	48,650
Equifax, Inc.	100	3,089
Equity Residential (REIT)	500	16,890
Estee Lauder Cos., Inc., Class A	200	9,672
Expeditors International of Washington, Inc.	100	3,473
Express Scripts, Inc. (a)	100	8,645
Exxon Mobil Corp.	9,700	661,443
Family Dollar Stores, Inc.	100	2,783
Fastenal Co.	100	4,164
FedEx Corp.	900	75,105
Fiserv, Inc. (a)	200	9,696
FLIR Systems, Inc. (a)	100	3,272
Fluor Corp.	100	4,504
Ford Motor Co. (a)	5,000	50,000
Forest Laboratories, Inc. (a)	400	12,844
Fortune Brands, Inc.	100	4,320

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

	Number of
Description	Shares	Value

United States (Continued)
Franklin Resources, Inc.	200	$21,070
Freeport-McMoRan Copper & Gold, Inc.	900	72,261
GameStop Corp., Class A (a)	100	2,194
Gap, Inc.	500	10,475
General Dynamics Corp.	1,300	88,621
General Electric Co.	41,700	630,921
General Mills, Inc.	200	14,162
Genuine Parts Co.	100	3,796
Genzyme Corp. (a)	500	24,505
Gilead Sciences, Inc. (a)	1,700	73,576
Goldman Sachs Group, Inc.	1,500	253,260
Goodrich Corp.	100	6,425
Google, Inc., Class A (a)	100	61,998
Halliburton Co.	2,100	63,189
Harley-Davidson, Inc.	800	20,160
Harris Corp.	100	4,755
Harris Stratex Networks, Inc., Class A (a)	24	166
Harsco Corp.	100	3,223
Hartford Financial Services Group, Inc.	200	4,652
Hasbro, Inc.	100	3,206
HCP, Inc. (REIT)	500	15,270
Health Care, Inc. (REIT)	100	4,432
Henry Schein, Inc. (a)	100	5,260
Hershey Co.	100	3,579
Hess Corp.	600	36,300
Hewlett-Packard Co.	8,100	417,231
HJ Heinz Co.	400	17,104
Hologic, Inc. (a)	200	2,900
Home Depot, Inc.	6,800	196,724
Honeywell International, Inc.	800	31,360
Hospira, Inc. (a)	100	5,100
H&R Block, Inc.	200	4,524
Humana, Inc. (a)	100	4,389
IBM Corp.	4,200	549,780
Illinois Tool Works, Inc.	500	23,995
Illumina, Inc. (a)	100	3,065
Intel Corp.	13,900	283,560
International Game Technology	300	5,631
International Paper Co.	900	24,102
Intuit, Inc. (a)	300	9,213
Iron Mountain, Inc. (a)	100	2,276
ITT Corp.	100	4,974
Jacobs Engineering Group, Inc. (a)	100	3,761
J.B. Hunt Transport Services, Inc.	100	3,227
JM Smucker Co.	100	6,175
Johnson & Johnson	11,300	727,833
Johnson Controls, Inc.	1,700	46,308
Joy Global, Inc.	100	5,159
JPMorgan Chase & Co.	15,000	625,050
Juniper Networks, Inc. (a)	400	10,668
Kellogg Co.	400	21,280
KeyCorp	3,300	18,315
Kimberly-Clark Corp.	1,300	82,823
Kimco Realty Corp. (REIT)	200	2,706
Kohl’s Corp. (a)	600	32,358
Kraft Foods, Inc., Class A	3,900	106,002
Kroger Co.	800	16,424
L-3 Communications Holdings, Inc.	100	8,695
Laboratory Corp. of America Holdings (a)	100	7,484
Lam Research Corp. (a)	100	3,921
Lexmark International, Inc., Class A (a)	100	2,598
Liberty Media—Starz (a)	50	2,307
Life Technologies Corp. (a)	100	5,223
Lincoln National Corp.	200	4,976
Linear Technology Corp.	100	3,054
Lockheed Martin Corp.	200	15,070
Loews Corp.	500	18,175
Lorillard, Inc.	100	8,023
Lowe’s Cos., Inc.	5,500	128,645
Macy’s, Inc.	400	6,704
Marathon Oil Corp.	1,800	56,196
Marriott International, Inc., Class A	301	8,202
Marsh & McLennan Cos., Inc.	900	19,872
MasterCard, Inc., Class A	200	51,196
Mattel, Inc.	300	5,994
McAfee, Inc. (a)	100	4,057
McCormick & Co., Inc.	100	3,613
McDonald’s Corp.	2,000	124,880
McGraw-Hill Cos., Inc.	200	6,702
McKesson Corp.	300	18,750
Medco Health Solutions, Inc. (a)	900	57,519
Medtronic, Inc.	4,900	215,502
Merck & Co., Inc.	9,464	345,815
MetLife, Inc.	2,500	88,375
Microsoft Corp.	33,200	1,012,268
Molson Coors Brewing Co., Class B	100	4,516
Monsanto Co.	1,200	98,100
Moody’s Corp.	100	2,680
Mosaic Co.	400	23,892
Motorola, Inc. (a)	3,000	23,280
Murphy Oil Corp.	400	21,680
NASDAQ OMX Group, Inc. (a)	100	1,982
National-Oilwell Varco, Inc.	3,000	132,270
NetApp, Inc. (a)	300	10,317
Newmont Mining Corp.	1,000	47,310
News Corp., Class A	5,200	71,188
News Corp., Class B	400	6,368
NIKE, Inc., Class B	300	19,821
Noble Energy, Inc.	400	28,488
Norfolk Southern Corp.	800	41,936
Northern Trust Corp.	600	31,440
Northrop Grumman Corp.	300	16,755
Nucor Corp.	700	32,655
NVIDIA Corp. (a)	300	5,604
NYSE Euronext	100	2,530
Occidental Petroleum Corp.	2,200	178,970
Omnicom Group, Inc.	200	7,830
Oracle Corp.	17,200	422,088
PACCAR, Inc.	300	10,881
Pall Corp.	100	3,620
Parker Hannifin Corp.	100	5,388
Paychex, Inc.	300	9,192
Pentair, Inc.	100	3,230
PepsiCo, Inc.	5,600	340,480
Pfizer, Inc.	29,061	528,620
Pharmaceutical Product Development, Inc.	100	2,344
Philip Morris International, Inc.	8,100	390,339
Pitney Bowes, Inc.	100	2,276
Plum Creek Timber Co., Inc. (REIT)	100	3,776
PNC Financial Services Group, Inc.	1,100	58,069
Praxair, Inc.	700	56,217
Precision Castparts Corp.	100	11,035

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

	Number of
Description	Shares	Value

United States (Continued)
Principal Financial Group, Inc.	200	$4,808
Procter & Gamble Co.	9,100	551,733
Progressive Corp.	400	7,196
ProLogis (REIT)	200	2,738
Prudential Financial, Inc.	1,000	49,760
Public Storage (REIT)	300	24,435
QUALCOMM, Inc.	4,200	194,292
Quest Diagnostics, Inc.	100	6,038
Raytheon Co.	400	20,608
Republic Services, Inc.	200	5,662
Reynolds American, Inc.	100	5,297
Rockwell Automation, Inc.	100	4,698
Rockwell Collins, Inc.	100	5,536
Roper Industries, Inc.	100	5,237
Ross Stores, Inc.	100	4,271
Safeway, Inc.	500	10,645
Saint Jude Medical, Inc. (a)	600	22,068
Salesforce.com, Inc. (a)	200	14,754
Sara Lee Corp.	400	4,872
Scripps Networks Interactive, Inc., Class A	100	4,150
Sherwin-Williams Co.	100	6,165
Simon Property Group, Inc. (REIT)	509	40,618
SLM Corp. (a)	300	3,381
Southwestern Energy Co. (a)	700	33,740
Spectra Energy Corp.	1,600	32,816
Sprint Nextel Corp. (a)	8,100	29,646
Staples, Inc.	500	12,295
Starbucks Corp. (a)	900	20,754
State Street Corp.	1,000	43,540
Stericycle, Inc. (a)	100	5,517
Stryker Corp.	300	15,111
Symantec Corp. (a)	800	14,312
Synthes, Inc.	102	13,359
Sysco Corp.	800	22,352
T. Rowe Price Group, Inc.	300	15,975
Target Corp.	2,400	116,088
TD Ameritrade Holding Corp. (a)	200	3,876
Texas Instruments, Inc.	3,200	83,392
Textron, Inc.	200	3,762
Thermo Fisher Scientific, Inc. (a)	700	33,383
Tiffany & Co.	100	4,300
Time Warner Cable, Inc.	609	25,206
Time Warner, Inc.	4,133	120,436
TJX Cos., Inc.	400	14,620
Torchmark Corp.	100	4,395
Travelers Cos., Inc.	1,900	94,734
Union Pacific Corp.	1,400	89,460
United Parcel Service, Inc., Class B	1,600	91,792
United Technologies Corp.	3,400	235,994
UnitedHealth Group, Inc.	4,900	149,352
Unum Group	200	3,904
U.S. Bancorp	5,500	123,805
Varian Medical Systems, Inc. (a)	100	4,685
Ventas, Inc. (REIT)	100	4,374
Verizon Communications, Inc.	7,600	251,788
Vertex Pharmaceuticals, Inc. (a)	100	4,285
VF Corp.	100	7,324
Viacom, Inc., Class B (a)	1,200	35,676
Visa, Inc., Class A	1,950	170,547
Vornado Realty Trust (REIT)	303	21,192
Walgreen Co.	3,100	113,832
Wal-Mart Stores, Inc.	8,900	475,705
Walt Disney Co.	6,300	203,175
Waste Management, Inc.	300	10,143
Waters Corp. (a)	100	6,196
WellPoint, Inc. (a)	800	46,632
Wells Fargo & Co.	14,300	385,957
Western Union Co.	800	15,080
Weyerhaeuser Co.	500	21,570
Williams Cos., Inc.	1,500	31,620
WR Berkley Corp.	100	2,464
Xerox Corp.	900	7,614
Xilinx, Inc.	300	7,518
XTO Energy, Inc.	1,300	60,489
Yahoo!, Inc. (a)	2,600	43,628
Yum! Brands, Inc.	500	17,485
Zimmer Holdings, Inc. (a)	100	5,911

		22,401,822

Total Common Stocks 40.9%		44,882,706

Underlying Funds 12.6%
Affiliated Funds (c) 11.6%
Morgan Stanley Institutional Fund, Inc.—Capital Growth Portfolio, Class I	59,039	1,162,487
Morgan Stanley Institutional Fund, Inc.—Emerging Markets Portfolio, Class I	46,703	1,078,382
Morgan Stanley Institutional Fund, Inc.—International Growth Equity Portfolio, Class I	100,865	923,923
Morgan Stanley Institutional Fund Trust—Core Plus Fixed Income Portfolio	668,931	6,254,503
Van Kampen High Yield Fund, Class I	123,780	1,161,054
Van Kampen International Growth Fund, Class I	136,560	2,193,156

		12,773,505

Unaffiliated Funds 1.0%
SPDR Barclays Capital High Yield Bond ETF	26,250	1,020,862

Total Underlying Funds 12.6%		13,794,367

Preferred Stocks 0.1%
Germany 0.1%
Fresenius SE	219	15,651
Henkel AG & Co. KGaA	469	24,418
Porsche Automobil Holding SE	104	6,532
Volkswagen AG	168	15,792

Total Preferred Stocks 0.1%		62,393

Foreign Government Obligations 1.7%
Germany 1.7%
Bundesrepublik Deutschland ($1,300,000 par, 3.500% coupon, maturing 07/04/19) (Germany)		1,891,673

United States Government Agency Obligations 0.2%
Federal Home Loan Mortgage Corp. ($100,000 par, 5.500% coupon, maturing 08/20/12)		109,795

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

Description	Value

United States Government Agency Obligations (Continued)
Federal National Mortgage Association ($77,000 par, 4.875% coupon, maturing 05/18/12)	$83,145

Total United States Government Agency Obligations 0.2%	192,940

Total Long-Term Investments 55.5% (Cost $53,922,275)	60,824,079

Repurchase Agreements 42.3%
Banc of America Securities ($17,489,807 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/09, to be sold on 01/04/10 at $17,489,826)	17,489,807
JPMorgan Chase & Co. ($28,342,767 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $28,342,767)	28,342,767
State Street Bank & Trust Co. ($591,426 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $591,426)	591,426

Total Repurchase Agreements 42.3% (Cost $46,424,000)	46,424,000

Total Investments 97.8% (Cost $100,346,275)	107,248,079

Foreign Currency 0.0% (Cost $32,698) .	32,665

Other Assets in Excess of Liabilities 2.2%	2,413,716

Net Assets 100.0%	$109,694,460

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Trustees. The total market value of these securities is $21,770,771.

(a)	Non-income producing security.

(b)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c)	These funds are advised by an affiliate which earns a management fee as adviser to the Portfolio.

REIT—Real Estate Investment Trust

Forward Foreign Currency Contracts Outstanding as of December 31, 2009:

			Unrealized
			Appreciation/
	In Exchange for	Current Value	Depreciation

Long Contracts:
Australian Dollar
264,956 expiring 01/14/10	US$	$237,781	$(1,970)
2,656,888 expiring 01/14/10	US$	2,384,384	(17,575)
1,106,050 expiring 01/14/10	US$	992,608	(15,036)

			(34,581)

Canadian Dollar
3,900,667 expiring 01/14/10	US$	3,729,696	55,714

Euro
4,602,191 expiring 01/14/10	US$	6,597,418	(82,387)
710,909 expiring 01/14/10	US$	1,019,115	(12,712)
1,874,464 expiring 01/14/10	US$	2,687,116	(42,910)
541,367 expiring 01/14/10	US$	776,070	(1,073)

			(139,082)

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

			Unrealized
			Appreciation/
	In Exchange for	Current Value	Depreciation

Long Contracts: (continued)
Hong Kong Dollar
2,264,462 expiring 01/14/10	US$	$292,080	$(34)

Japanese Yen
730,917,083 expiring 01/14/10	US$	7,848,298	(282,217)

Norwegian Krone
262,467 expiring 01/14/10	US$	45,315	290
6,396,751 expiring 01/14/10	US$	1,104,402	4,396

			4,686

Pound Sterling
94,446 expiring 01/14/10	US$	152,542	(567)
1,955,193 expiring 01/14/10	US$	3,157,870	(15,310)
94,601 expiring 01/14/10	US$	152,793	(1,048)

			(16,925)

Republic of Korea Won
2,436,731,143 expiring 01/14/10	US$	2,091,984	(4,670)

Singapore Dollar
181,908 expiring 01/14/10	US$	129,472	(984)

Swedish Krona
82,673 expiring 01/14/10	US$	11,556	43
2,797,763 expiring 01/14/10	US$	391,060	1,166

			1,209

Swiss Franc
1,261,170 expiring 01/14/10	US$	1,219,237	8,902
743,762 expiring 01/14/10	US$	719,033	4,688

			13,590

Total Long Contracts			(403,294)

Short Contracts:
Japanese Yen
48,073,854 expiring 01/14/10	US$	516,198	19,862
50,857,104 expiring 01/14/10	US$	546,084	19,781

			39,643

Swedish Krona
6,279,836 expiring 01/14/10	US$	877,770	(2,348)

Total Short Contracts			37,295

Total Forward Foreign Currency Contracts			$(365,999)

Futures contracts outstanding as of December 31, 2009:

		Unrealized
	Number of	Appreciation/
	Contracts	Depreciation

Long Contracts:
10-Year Government of Canada Bond Futures, March 2010 (Current Notional Value of $112,405 per contract)	4	$(8,375)
ASX SPI 200 Index Futures, March 2010 (Current Notional Value of $109,698 per contract)	24	111,160
Australian Treasury Bond 10-Year Futures, March 2010 (Current Notional Value of $91,559 per contract)	2	(3,460)
CAC 40 Index Futures, January 2010 (Current Notional Value of $56,551 per contract)	27	29,311
DAX Index Futures, March 2010 (Current Notional Value of $213,760 per contract)	4	25,036
Dow Jones EURO STOXX 50 Index Futures, March 2010 (Current Notional Value of $42,641 per contract)	49	63,448
FTSE 100 Index Futures, March 2010 (Current Notional Value of $86,580 per contract)	20	36,419
German Euro Bond Futures, March 2010 (Current Notional Value of $173,877 per contract)	32	(93,660)
Hang Seng China Ent Index Futures, January 2010 (Current Notional Value of $82,467 per contract)	13	1,508
Hang Seng Index Futures, January 2010 (Current Notional Value of $141,378 per contract)	6	11,259
IBEX 35 Index Futures, January 2010 (Current Notional Value of $171,080 per contract)	1	2,066
JGB Mini 10-Year Futures, March 2010 (Current Notional Value of $150,094 per contract)	67	23,750
S&P 500 E-Mini Index Futures, March 2010 (Current Notional Value of $55,535 per contract)	102	54,855

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

		Unrealized
	Number of	Appreciation/
	Contracts	Depreciation

Long Contracts: (continued)
S&P Midcap 400 E-Mini Index Futures, March 2010 (Current Notional Value of $72,490 per contract)	60	$194,205
S&P/TSE 60 Index Futures, March 2010 (Current Notional Value of $131,788 per contract)	25	55,014
SGX MSCI Singapore Index Futures, January 2010 (Current Notional Value of $49,788 per contract)	9	9,359
U.S. Treasury Notes 10-Year Futures, March 2010 (Current Notional Value of $115,453 per contract)	11	(8,422)
UK Long Gilt Bond Futures, March 2010 (Current Notional Value of $184,820 per contract)	12	(49,843)

Total Long Contracts:	468	$453,630

Short Contracts:
Russell 2000 E-mini Index Futures, March 2010 (Current Notional Value of $62,390 per contract)	18	$(26,010)

Total Futures Contracts	486	$427,620

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Porfolio’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant		Percent of
		Other Significant	Unobservable		Net
Investments	Quoted Prices	Observable Inputs	Inputs	Total	Assets

Investments in an Asset Position
Common and Preferred Stocks
Pharmaceuticals	$2,149,650	$1,669,625	$—	$3,819,275	3.5%
Integrated Oil & Gas	1,554,110	1,732,449	—	3,286,559	3.0
Diversified Banks	509,806	2,371,067	—	2,880,873	2.6
Computer Hardware	1,612,969	99,251	—	1,712,220	1.6
Integrated Telecommunication Services	718,842	798,968	—	1,517,810	1.4
Systems Software	1,483,205	—	—	1,483,205	1.4
Industrial Conglomerates	843,795	356,382	—	1,200,177	1.1
Packaged Foods & Meats	189,387	984,723	—	1,174,110	1.1
Other Diversified Financial Services	1,065,615	69,015	—	1,134,630	1.0
Automobile Manufacturers	50,000	947,557	—	997,557	0.9
Household Products	769,981	130,900	—	900,881	0.8
Communications Equipment	700,307	161,754	—	862,061	0.8
Tobacco	515,550	338,781	—	854,331	0.8
Electric Utilities	—	830,619	—	830,619	0.8
Soft Drinks	812,080	—	—	812,080	0.7
Diversified Metals & Mining	72,261	696,350	—	768,611	0.7
Aerospace & Defense	624,141	113,297	—	737,438	0.7
Health Care Equipment	609,476	106,343	—	715,819	0.7
Oil & Gas Equipment & Services	595,128	65,493	—	660,621	0.6
Hypermarkets & Super Centers	534,875	87,828	—	622,703	0.6
Wireless Telecommunication Services	72,856	545,847	—	618,703	0.6
Movies & Entertainment	436,843	121,777	—	558,620	0.5
Railroads	288,040	266,852	—	554,892	0.5
Diversified Chemicals	139,782	399,692	—	539,474	0.5
Property & Casualty Insurance	318,803	203,667	—	522,470	0.5
Multi-Line Insurance	28,323	489,589	—	517,912	0.5
Oil & Gas Exploration & Production	424,940	77,373	—	502,313	0.5
Multi-Utilities	—	443,713	—	443,713	0.4
Semiconductors	411,971	24,859	—	436,830	0.4
Biotechnology	409,147	4,647	—	413,794	0.4
Investment Banking & Brokerage	281,669	105,429	—	387,098	0.4
Steel	32,655	342,676	—	375,331	0.3
Trading Companies & Distributors	4,164	362,163	—	366,327	0.3
Life & Health Insurance	202,468	158,989	—	361,457	0.3
Consumer Electronics	—	361,318	—	361,318	0.3
Home Improvement Retail	331,534	25,960	—	357,494	0.3
Industrial Machinery	77,141	266,334	—	343,475	0.3
Regional Banks	104,291	237,658	—	341,949	0.3

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

	Level 1	Level 2	Level 3
			Significant		Percent of
		Other Significant	Unobservable		Net
Investments	Quoted Prices	Observable Inputs	Inputs	Total	Assets

Common and Preferred Stocks (continued)
Diversified Capital Markets	$—	$338,457	$—	$338,457	0.3%
Electronic Equipment Manufacturers	17,211	301,156	—	318,367	0.3
Data Processing & Outsourced Services	317,027	—	—	317,027	0.3
Drug Retail	290,987	—	—	290,987	0.3
Heavy Electrical Equipment	—	275,752	—	275,752	0.3
Electrical Components & Equipment	64,883	199,442	—	264,325	0.2
Food Retail	27,069	236,183	—	263,252	0.2
Asset Management & Custody Banks	229,942	24,533	—	254,475	0.2
Air Freight & Logistics	176,243	72,730	—	248,973	0.2
Consumer Finance	219,716	22,442	—	242,158	0.2
Industrial Gases	96,747	144,461	—	241,208	0.2
Restaurants	176,235	58,720	—	234,955	0.2
Fertilizers & Agricultural Chemicals	121,992	106,704	—	228,696	0.2
Construction & Farm Machinery & Heavy Trucks	104,661	121,281	—	225,942	0.2
Managed Health Care	216,937	—	—	216,937	0.2
Office Electronics	7,614	209,195	—	216,809	0.2
Apparel Retail	29,366	179,283	—	208,649	0.2
Real Estate Management & Development	—	192,239	—	192,239	0.2
Oil & Gas Drilling	173,460	17,731	—	191,191	0.2
Specialty Chemicals	22,290	168,681	—	190,971	0.2
Application Software	72,747	114,675	—	187,422	0.2
Internet Software & Services	168,498	16,740	—	185,238	0.2
Construction & Engineering	11,209	172,911	—	184,120	0.2
Brewers	4,516	167,354	—	171,870	0.2
Broadcasting & Cable TV	126,837	41,624	—	168,461	0.2
Apparel, Accessories & Luxury Goods	14,630	151,566	—	166,196	0.2
Distillers & Vintners	—	153,791	—	153,791	0.1
Personal Products	31,722	108,562	—	140,284	0.1
Auto Parts & Equipment	46,308	92,970	—	139,278	0.1
Construction Materials	—	137,852	—	137,852	0.1
Building Products	—	134,577	—	134,577	0.1
Department Stores	39,062	89,181	—	128,243	0.1
General Merchandise Stores	123,701	—	—	123,701	0.1
Broadcasting—Diversified	113,160	8,454	—	121,614	0.1
Reinsurance	—	116,167	—	116,167	0.1
Publishing	14,720	95,523	—	110,243	0.1
IT Consulting & Other Services	67,540	40,448	—	107,988	0.1
Health Care Services	87,904	16,732	—	104,636	0.1
Commodity Chemicals	—	96,659	—	96,659	0.1
Diversified REIT’s	21,192	69,901	—	91,093	0.1
Semiconductor Equipment	33,195	57,377	—	90,572	0.1
Photographic Products	—	88,318	—	88,318	0.1
Hotels, Resorts & Cruise Lines	24,047	60,871	—	84,918	0.1
Homebuilding	—	81,003	—	81,003	0.1
Marine	—	80,778	—	80,778	0.1
Home Entertainment Software	9,105	71,120	—	80,225	0.1
Paper Products	24,102	53,381	—	77,483	0.1
Advertising	7,830	62,204	—	70,034	0.1
Computer Storage & Peripherals	67,072	2,735	—	69,807	0.1
Computer & Electronics Retail	49,546	19,488	—	69,034	0.1
Gas Utilities	—	65,320	—	65,320	0.1
Oil & Gas Storage & Transportation	64,436	—	—	64,436	0.1
Insurance Brokers	60,850	—	—	60,850	0.1
Gold	47,310	12,951	—	60,261	0.1
Agricultural Products	59,610	—	—	59,610	0.1
Diversified Commercial & Professional Services	5,694	48,866	—	54,560	0.1
Tires & Rubber	—	52,703	—	52,703	0.1
Oil & Gas Refining & Marketing	—	52,658	—	52,658	0.1
Office	20,121	29,833	—	49,954	0.0	*
Motorcycle Manufacturers	20,160	23,860	—	44,020	0.0	*
Retail REIT’s	43,324	—	—	43,324	0.0	*

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

	Level 1	Level 2	Level 3
			Significant		Percent of
		Other Significant	Unobservable		Net
Investments	Quoted Prices	Observable Inputs	Inputs	Total	Assets

Common and Preferred Stocks (continued)
Health Care Distributors	$42,648	$—	$—	$42,648	0.0	*%
Commercial Printing	—	41,398	—	41,398	0.0	*
Specialized Finance	7,192	31,594	—	38,786	0.0	*
Life Sciences Tools & Services	38,606	—	—	38,606	0.0	*
Multi-Sector Holdings	—	34,143	—	34,143	0.0	*
Internet Retail	13,452	20,523	—	33,975	0.0	*
Aluminum	33,852	—	—	33,852	0.0	*
Specialized REIT’s	32,643	—	—	32,643	0.0	*
Household Appliances	—	31,096	—	31,096	0.0	*
Highways & Railtracks	—	30,769	—	30,769	0.0	*
Trucking	3,227	26,767	—	29,994	0.0	*
Environmental & Facilities Services	21,322	8,261	—	29,583	0.0	*
Leisure Products	9,200	19,497	—	28,697	0.0	*
Home Furnishing Retail	15,452	11,161	—	26,613	0.0	*
Education Services	12,116	12,545	—	24,661	0.0	*
Independent Power Producers & Energy Traders	—	23,834	—	23,834	0.0	*
Health Care Supplies	3,517	19,408	—	22,925	0.0	*
Food Distributors	22,352	—	—	22,352	0.0	*
Forest Products	21,570	—	—	21,570	0.0	*
Metal & Glass Containers	—	20,436	—	20,436	0.0	*
Footwear	19,821	—	—	19,821	0.0	*
Healthcare	19,644	—	—	19,644	0.0	*
Human Resource & Employment Services	—	18,050	—	18,050	0.0	*
Casinos & Gaming	5,631	12,260	—	17,891	0.0	*
Mortgage REIT’s	17,350	—	—	17,350	0.0	*
Residential REIT’s	16,890	—	—	16,890	0.0	*
Specialty Stores	16,595	—	—	16,595	0.0	*
Leisure Facilities	—	13,132	—	13,132	0.0	*
Data Processing & Outsourced Services	11,506	—	—	11,506	0.0	*
Airlines	—	11,433	—	11,433	0.0	*
Precious Metals & Minerals	—	10,183	—	10,183	0.0	*
Electronic Manufacturing Services	9,820	—	—	9,820	0.0	*
Cable & Satellite	4,150	2,663	—	6,813	0.0	*
Office Services & Supplies	5,925	—	—	5,925	0.0	*
Alternative Carriers	—	5,012	—	5,012	0.0	*
Specialized Consumer Services	4,524	—	—	4,524	0.0	*
Housewares & Specialties	4,320	—	—	4,320	0.0	*
Automotive Retail	4,048	—	—	4,048	0.0	*
Distributors	3,796	—	—	3,796	0.0	*
Research & Consulting Services	—	3,263	—	3,263	0.0	*
Catalog Retail	—	3,191	—	3,191	0.0	*
Water Utilities	—	3,005	—	3,005	0.0	*
Industrial REIT’s	2,738	—	—	2,738	0.0	*
Utility	2,147	—	—	2,147	0.0	*
Total Common and Preferred Stocks	23,174,387	21,770,712	—	44,945,099	41.0
Underlying Funds	13,794,367	—	—	13,794,367	12.6
Foreign Government Obligations	—	1,891,673	—	1,891,673	1.7
United States Governmant Agency Obligations	—	192,940	—	192,940	0.2
Repurchase Agreements	—	46,424,000	—	46,424,000	42.3
Forward Foreign Currency Contracts	—	114,842	—	114,842	0.1
Futures	617,390	—	—	617,390	0.6

Total Investments in an Asset Position	$37,586,144	$70,394,167	$—	$107,980,311	98.5%

Investments in a Liability Position
Forward Foreign Currency Contracts	$—	$(480,841)	$—	$(480,841)
Futures	(189,770)	—	—	(189,770)

Total Investments in a Liability Position	$(189,770)	$(480,841)	$—	$(670,611)

*	Amount is less than 0.1%.

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Financial Statements

Statement of Assets and Liabilities
December 31, 2009

Assets:
Unaffiliated Investments (Cost $88,559,598) (including repurchase agreements of $46,424,000)	$94,474,574
Investments in Underlying Affiliated Funds (Cost $11,786,677)	12,773,505
Foreign Currency (Cost $32,698)	32,665
Restricted Cash	1,632,944
Restricted Cash-Foreign Currency (Cost $150,048)	149,703
Cash	818
Receivables:
Investments Sold	882,080
Variation Margin on Futures	591,380
Portfolio Shares Sold	124,286
Dividends	89,878
Interest	42,484
Expense Reimbursement from Adviser	18,196
Forward Foreign Currency Contracts	114,842
Unamortized Offering Costs	8,560
Other	4,627

Total Assets	110,940,542

Liabilities:
Payables:
Investments Purchased	229,442
Variation Margin on Futures	207,365
Portfolio Shares Repurchased	144,217
Offering Costs	53,026
Distributor and Affiliates	32,189
Forward Foreign Currency Contracts	480,841
Trustees’ Deferred Compensation and Retirement Plans	4,335
Accrued Expenses	94,667

Total Liabilities	1,246,082

Net Assets	$109,694,460

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$101,562,025
Net Unrealized Appreciation	6,962,088
Accumulated Net Realized Gain	1,069,508
Accumulated Undistributed Net Investment Income	100,839

Net Assets	$109,694,460

Net Assets Value, Offering Price and Redemption Price Per Share:
Class I Shares (Based on net assets of $120,040 and 10,000 shares of beneficial interest issued and outstanding)	$12.00

Class II Shares (Based on net assets of $109,574,420 and 9,055,652 shares of beneficial interest issued and outstanding)	$12.10

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Financial Statements  continued

Statement of Operations
For the Period January 23, 2009 (Commencement of Operations) to December 31, 2009

Investment Income:
Dividends From Underlying Affiliated Funds	$246,603
Dividends From Unaffiliated Investments (Net of foreign withholding taxes of $26,204)	562,962
Interest	67,067

Total Income	876,632

Expenses:
Investment Advisory Fee	414,544
Distribution (12b-1) and Service Fees	137,918
Custody	120,543
Offering Costs	116,440
Professional Fees	64,048
Accounting and Administrative Expenses	37,916
Reports to Shareholders	24,103
Transfer Agent Fees	15,456
Trustees’ Fees and Related Expenses	6,087
Other	6,206

Total Expenses	943,261
Expense Reduction	307,891

Net Expenses	635,370

Net Investment Income	$241,262

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Gain on Sales of Underlying Affiliated Funds	$258,921
Realized Gain on Sales of Unaffiliated Investments	579,399
Realized Gain Distribution from Underlying Unaffiliated Funds	958
Futures	4,121,214
Forward Foreign Currency Contracts	10,537
Foreign Currency Transactions	1,767,481

Net Realized Gain	6,738,510

Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-

End of the Period:
Investments	6,901,804
Futures	427,620
Forward Foreign Currency Contracts	(365,999)
Foreign Currency Translation	(1,337)

6,962,088

Net Unrealized Appreciation During the Period	6,962,088

Net Realized and Unrealized Gain	$13,700,598

Net Increase in Net Assets From Operations	$13,941,860

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Financial Statements  continued

Statement of Changes in Net Assets

For the Period
January 23, 2009
(Commencement of
Operations) to
December 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$241,262
Net Realized Gain	6,738,510
Net Unrealized Appreciation During the Period	6,962,088

Change in Net Assets from Operations	13,941,860

Distributions from Net Investment Income:
Class I Shares	(2,462)
Class II Shares	(1,961,058)

(1,963,520)

Distributions from Net Realized Gain:
Class I Shares	(4,587)
Class II Shares	(3,885,689)

(3,890,276)

Total Distributions	(5,853,796)

Net Change in Net Assets from Investment Activities	8,088,064

From Capital Transactions:
Proceeds from Shares Sold	105,224,572
Net Asset Value of Shares Issued Through Dividend Reinvestment	5,853,796
Cost of Shares Repurchased	(9,471,972)

Net Change in Net Assets from Capital Transactions	101,606,396

Total Increase in Net Assets	109,694,460
Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated undistributed net investment income of $100,839)	$109,694,460

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Financial Highlights

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

January 23, 2009
(Commencement of
Operations) to
Class I Shares	December 31, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.04
Net Realized and Unrealized Gain	2.67

Total from Investment Operations	2.71

Less:
Distributions from Net Investment Income	0.25
Distributions from Net Realized Gain	0.46

Total Distributions	0.71

Net Asset Value, End of the Period	$12.00

Total Return*	28.21% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (b)	0.90%
Ratio of Net Investment Income to Average Net Assets* (b)	0.41%
Portfolio Turnover	87% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b)	1.46%
Ratio of Net Investment Loss to Average Net Assets (b)	(0.15% )

(a)	Based on average shares outstanding.

(b)	Does not include expenses of the Underlying Funds in which the Portfolio invests. The annualized weighted average ratio of expense to average net assets for the Underlying Funds was 0.08% at December 31, 2009.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

January 23, 2009
(Commencement of
Operations) to
Class II Shares	December 31, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.05
Net Realized and Unrealized Gain	2.74

Total from Investment Operations	2.79

Less:
Distributions from Net Investment Income	0.23
Distributions from Net Realized Gain	0.46

Total Distributions	0.69

Net Asset Value, End of the Period	$12.10

Total Return* (b)	27.86% **
Net Assets at End of the Period (In millions)	$109.6
Ratio of Expenses to Average Net Assets* (c)	1.15%
Ratio of Net Investment Income to Average Net Assets* (c)	0.44%
Portfolio Turnover	87% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	1.71%
Ratio of Net Investment Loss to Average Net Assets (c)	(0.12% )

(a)	Based on average shares outstanding.

(b)	This return includes combined Rule 12b-1 fees and service fees of up to 0.25%.

(c)	Does not include expenses of the Underlying Funds in which the Portfolio invests. The annualized weighted average ratio of expense to average net assets for the Underlying Funds was 0.08% at December 31, 2009.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Notes to Financial Statements  ■  December 31, 2009

1. Significant Accounting Policies
Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio (the “Portfolio”) is organized as a series of the Van Kampen Life Investment Trust (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio’s investment objective is to seek capital appreciation over time by investing primarily in a diversified mix of equity securities and fixed income securities of U.S. and non-U.S. issuers. The Portfolio commenced investment operations on January 23, 2009. The Portfolio offers Class I Shares and Class II Shares. Each class of shares differs by the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Portfolio appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Fixed income investments are valued by an independent pricing service using the mean of the last reported bid and asked prices. Future contracts are valued at the settlement price each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. The Portfolio also holds investments in underlying funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Portfolio’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states.
At December 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$100,436,038

Gross tax unrealized appreciation	$7,575,261
Gross tax unrealized depreciation	(763,220)

Net tax unrealized appreciation on investments	$6,812,041

F. Distribution of Income and Gains The Portfolio declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included in ordinary income for tax purposes. Distributions from the Portfolio are recorded on the ex-distribution date.
The tax character of distributions paid during the period ended December 31, 2009 was as follows:

Distributions paid from:
Ordinary income	$5,145,625
Long-term capital gain	708,171

$5,853,796

Permanent differences, primarily due to net realized gains/losses on foreign currency transactions, resulted in the following reclassification among the Portfolio’s components of net assets at December 31, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Gain	Capital

$1,823,097	$(1,778,726)	$(44,371)

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,157,086
Undistributed long-term capital gain	389,877

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of mark to market on open futures contracts and deferral of losses relating to wash sale transactions and post-October currency losses of $433,374 which are not recognized for tax purposes until the first day of the following fiscal year.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expense are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

H. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

I. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through February 19, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Portfolio’s financial statements or require disclosure in the Portfolio’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Portfolio’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $750 million	0.75%
Next $750 million	0.70%
Over $1.5 billion	0.65%

The Portfolio’s Adviser is currently waiving or reimbursing all or a portion of the Portfolio’s advisory fees or other expenses. This resulted in net expense ratios of 0.90% and 1.15% for Classes I and II Shares, respectively. The fee waivers or expense reimbursements are voluntary. After January 23, 2010, they can be discontinued at any time. For the period ended December 31, 2009, the Adviser waived or reimbursed approximately $307,900 of advisory fees or other expenses.
For the period ended December 31, 2009, the Portfolio recognized expenses of approximately $9,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For period ended December 31, 2009, the Portfolio recognized expenses of approximately $29,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Portfolio, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the period ended December 31, 2009, the Portfolio recognized expenses of approximately $15,000 representing transfer agent fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio’s Board of Trustees.
Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.
The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $3,900 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.
At December 31, 2009, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 10,000 shares of Class I and 1,990,000 shares of Class II.
The Portfolio invests in Underlying Affiliated Funds of the Adviser. A summary of the Portfolio’s transactions in shares of the Underlying Affiliated Funds during the period ended December 31, 2009 is as follows:

	Purchase	Sales	Income	1/23/2009	12/31/2009
Investments	Cost	Proceeds	Earned	Value	Value

Morgan Stanley Institutional Fund, Inc.—Capital Growth Portfolio, Class I	$1,603,561	$850,000	$3,561	$—	$1,162,487
Morgan Stanley Institutional Fund, Inc.—Emerging Markets Portfolio, Class A	1,975,526	1,076,055	12,929	—	1,078,382
Morgan Stanley Institutional Fund, Inc.—International Growth Equity Portfolio, Class I	764,743	—	14,743	—	923,923
Morgan Stanley Institutional Fund Trust—Core Fixed Income Portfolio	1,786,903	1,859,687	36,903	—	—
Morgan Stanley Institutional Fund Trust—Core Plus Fixed Income Portfolio	6,249,315	—	79,409	—	6,254,503
Van Kampen High Yield Fund, Class I	1,045,446	—	61,055	—	1,161,054
Van Kampen International Growth Fund, Class I	1,888,003	—	38,003	—	2,193,156

Total	$15,313,497	$3,785,742	$246,603	$—	$12,773,505

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

3. Capital Transactions
For the period ended December 31, 2009, transactions were as follows:

	Shares	Value

Sales:
Class I	10,000	$100,000
Class II	9,353,445	105,124,572

Total Sales	9,363,445	$105,224,572

Dividend Reinvestment:
Class I	-0-	$-0-
Class II	367,564	5,853,796

Total Dividend Reinvestment	367,564	$5,853,796

Repurchases:
Class I	-0-	$-0-
Class II	(665,357)	(9,471,972)

Total Repurchases	(665,357)	$(9,471,972)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $81,742,296 and $27,017,636, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities for the period were $196,217 and $0, respectively.

5. Risks of Investing in Underlying Funds
Each of the Underlying Funds in which the Portfolio invests has its own investment risks, and those risks can affect the value of the Underlying Funds’ shares and therefore the value of the Portfolio’s investments.
Each Underlying Fund’s prospectus and statement of additional information discuss the investment objectives and risks associated with each Underlying Fund. Copies of these documents along with the Underlying Fund’s financial statements are available on the Securities and Exchange Commission’s website, http://www.sec.gov.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Portfolio may use derivative instruments for a variety of reasons, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to manage the Portfolio’s foreign currency exposure or to generate potential gain. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.
The Portfolio adopted FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), effective January 23, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio’s financial position and results of operations.
Summarized below are specific types of derivative financial instruments used by the Portfolio.

A. Forward Foreign Currency Contracts A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Porfolio may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized appreciation/depreciation on foreign currency translation on the Statement of Operations. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as component of realized gain/loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. During the period ended December 31, 2009, the cost of purchases and the proceeds from sales of forward foreign currency contracts were $243,384,925 and $90,040,341, respectively.

B. Futures Contracts The Portfolio is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement involving the delivery of a particular asset on a specified future

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

date at an agreed upon price. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). When entering into futures contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.
Transactions in futures contracts for the period ended December 31, 2009, were as follows:

Contracts

Outstanding at January 23, 2009 (Commencement of Operations)	-0-
Futures Opened	2,528
Futures Closed	(2,042)

Outstanding at December 31, 2009	486

The following table sets forth the fair value of the Portfolio’s derivative contracts by primary risk exposure as of December 31, 2009.

	Asset Derivatives			Liability Derivatives
	Balance Sheet			Balance Sheet
Primary Risk Exposure	Location	Fair Value		Location	Fair Value

Interest Rate Contracts	Variation Margin on Futures	$23,750	*	Variation Margin on Futures	$(163,760	)*
Equity Contracts	Variation Margin on Futures	593,640	*	Variation Margin on Futures	(26,010	)*
Foreign Exchange Contracts	Forward Foreign Currency Contracts	114,842		Forward Foreign Currency Contracts	(480,841)

Total		$732,232			$(670,611)

*	Includes cumulative appreciation/depreciation of futures contracts as reported on the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposures the Portfolio’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the period ended December 31, 2009.

Amount of Realized Gain/(Loss) on Derivative Contracts
		Forward Foreign
Primary Risk Exposure	Futures	Currency Contracts	Total

Interest Rate Contracts	$117,976	$-0-	$117,976
Equity Contracts	4,003,238	-0-	4,003,238
Foreign Exchange Contracts	-0-	10,537	10,537

Total	$4,121,214	$10,537	$4,131,751

Change in Unrealized Appreciation/(Depreciation) on Derivative Contracts
		Forward Foreign
Primary Risk Exposure	Futures	Currency Contracts	Total

Interest Rate Contracts	$(140,010)	$-0-	$(140,010)
Equity Contracts	567,630	-0-	567,630
Foreign Exchange Contracts	-0-	(365,999)	(365,999)

Total	$427,620	$(365,999)	$61,621

7. Distribution and Service Plans
Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively the “Plans”) for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of 0.35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Plans to 0.25% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to 0.25% of Class II average daily net assets are accrued daily and paid monthly.

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

8. Indemnifications
The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (the “Transaction”). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Portfolio’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Portfolio’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, that the Portfolio be transitioned to the Invesco Ltd. mutual fund platform by transferring the assets and liabilities of the Portfolio to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco Ltd., that has substantially the same investment objective, principal investment strategies and risks as the Portfolio (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Portfolio at a special meeting of shareholders. If shareholders of the Portfolio approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Portfolio will receive shares of the Acquiring Fund in exchange for their shares of the Portfolio. Upon completion of the proposed Reorganization, the Portfolio will dissolve pursuant to a plan of dissolution adopted by the Board.

10. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii)  purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio (the Portfolio) (one of the Portfolios constituting the Van Kampen Life Investment Trust) as of December 31, 2009, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio at December 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 19, 2010

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen * – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2009. For corporate shareholders 3.21% of the distributions qualify for the dividends received deductions. The Portfolio designated and paid $708,171 as a long-term capital gains distribution. In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Life Investment Global Tactical Asset Allocation Portfolio
Trustees and Officers Information

The business and affairs of the Portfolio are managed under the direction of the Portfolio’s Board of Trustees and the Portfolio’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Portfolio and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2008	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2008	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (69) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2008	President of CAC, LLC, a private company offering capital investment and management advisory services.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2008	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

Van Kampen Life Investment Global Tactical Asset Allocation Portfolio
Trustees and Officers Information  continued

				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2008	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2008	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2008	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2008	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.
Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2008	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	80
Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Life Investment Global Tactical Asset Allocation Portfolio
Trustees and Officers Information  continued

Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2008	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Portfolio	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2008	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2008	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (48) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2008	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Your Notes

Your Notes

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

LITANNGTAA 02/10
IU10-00650P-Y12/09

ANNUAL REPORT

December 31, 2009

Van Kampen Life Investment Trust Growth and Income Portfolio

Welcome, Policyholder

In this report, you’ll learn about how your investment in Van Kampen Life Investment Trust Growth and Income Portfolio performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio’s financial statements and a list of investments as of December 31, 2009.

This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

The portfolio is being offered through a variable insurance contract.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE	NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	NOT A DEPOSIT

Performance Summary as of 12/31/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your portfolio’s performance to that of the Russell 1000® Value Index, from 12/31/99 through 12/31/09 for Class I shares.

Average Annual	Class I Shares	Class II Shares
Total Returns	since 12/23/96	since 9/18/00

Since Inception	7.65%	3.24%

10-year	4.57	—

5-year	2.12	1.88

1-year	24.37	24.11

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the portfolio’s average daily net assets. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. Periods of less than one year are not annualized.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Portfolio Report
For the 12-month period ended December 31, 2009

Market Conditions

In the early months of the fiscal year, the stock market continued to fall amid the intensifying financial crisis and weakening economy. However, beginning in March, improvements on a number of fronts drove a sizeable rally.

•	The financial system appeared to regain its footing, aided by continued widespread deleveraging and initial large capital raises by some financial institutions.

•	Furthermore, low interest rates, liquidity injections, and other policy measures enacted by the Federal Reserve and Treasury helped stabilize the credit markets.

•	Importantly, earnings reports were generally better than expected for the first quarter of 2009, as expectations for corporate earnings had been sufficiently reduced.

Although the market’s advance paused briefly in July and again in October, investors continued to gain confidence in an economic recovery.

•	The rate of decline in some economic indicators continued to slow, bolstering hopes that the worst had past. However, while conditions were becoming “less bad,” the economy and market still faced many headwinds, most notably unemployment rates continuing to hover near 10 percent and the weak real estate market.

•	Corporate earnings continued to reflect improvement relative to expectations. The improvements, however, were generally attributable to aggressive cost cutting rather than growth in real demand.

•	An uptick in merger and acquisition activity and initial public offerings contributed further to positive investor sentiment.

•	Weakness in the U.S. dollar also supported the market’s rise as cheaper-priced goods in the U.S. bolstered exports.

In this environment, the Russell 1000® Value Index, the Portfolio’s benchmark, was up 19.69 percent for the 12-month period.

Performance Analysis

All share classes of Van Kampen LIT Growth and Income Portfolio outperformed the Russell 1000® Value Index (the “Index”) for the 12 months ended December 31, 2009, assuming no deduction of applicable sales charges.

Relative outperformance during the 12-month period was driven by the following factors:

•	The energy sector was additive to relative performance, especially exploration and production (E&P) companies. E&P companies benefited from rising energy prices and the improving economic environment, whereas integrated oil companies (which we deemphasized in the Portfolio) lagged the broad sector. Although we increased the Portfolio’s exposure to the energy sector overall, the sector remained a relative underweight.

•	Health care also contributed to outperformance during the period. The Portfolio has historically maintained an overweight in the sector; however, over the past 12 months the weight has declined. Most of the exposure in health care has been in the pharmaceutical industry and the Portfolio benefited from holding two companies that were targeted for acquisition: Wyeth and Schering Plough. Given the relative strength in health care over the preceding fiscal year and the merger and acquisition tailwind in pharmaceuticals in this fiscal year, we reduced the Portfolio’s exposure in the sector and used the proceeds to invest in other areas we believed had better risk/reward opportunities.

•	In the technology sector, exposure to both software and services, and semiconductors, added to relative gains. In software and services, we bought an undervalued Internet company undergoing a management change. The company’s stock price appreciated as the new management drove revenue growth and sold a non-core asset.

•	Although we decreased the Portfolio’s consumer staples exposure during the period, the sector contributed to relative performance. One of the Portfolio’s top holdings was a confectionary company that performed strongly following an announcement that a competitor had made an offer to acquire them. Toward the end of the period, we began adding attractive consumer staples companies that met our value-with-a-catalyst criteria.

Total returns for the 12-month period ended December 31, 2009

		Russell 1000®
Class I	Class II	Value Index

24.37%	24.11%	19.69%

The performance for the two share classes varies because each has different expenses. The Portfolio’s total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for standardized performance information and index definition.

2

Slightly offsetting the positive results was the negative impact of the financials and materials sectors.

•	The financials sector was the largest relative detractor during the review period. The Portfolio has maintained a significant underweight in financials versus the Index for some time, which benefited the Portfolio significantly in 2007 and 2008. However, over the past 12 months, and specifically from March through May, financial stocks rebounded from their earlier dramatic decline. The Portfolio’s exposure has been focused on financial companies that we believe possess conservative balance sheets and appropriate risk/return characteristics, and these companies did not participate in the rally to the degree that others in the sector did. In particular, the Portfolio was underexposed to the banks and diversified financials that rebounded most strongly during the period. The Portfolio’s underexposure was based on our concerns regarding quality of balances sheets, uncertainty regarding additional capital requirements and incremental dividend cuts required, and the unpredictability of government influence.

•	The materials sector also dampened relative gains. The Portfolio’s underweight in the sector meant that it had less exposure to these economically sensitive stocks, which performed well as the market rebounded.

Market Outlook

Over the past 12 months, equity markets have had tremendous volatility. The market initially experienced a significant sell-off, followed by a strong rally as investor confidence improved when signs of an economic recovery—or at least stabilization—began to emerge. Although cautiously optimistic, we are guarded as post the rally, valuations are relatively less compelling and other challenges continue. We continue to be concerned about high unemployment, an earnings recovery driven by massive cost cutting versus top-line revenue growth, and the still weak real estate market. We believe that going forward, the market will become more of a stock pickers’ market. In other words, whereas in the rally off the March bottom one might have been rewarded for just the appearance of value, we believe that going forward managers will be more likely to be rewarded for uncovering value with improving or good fundamentals. We think the market will more markedly differentiate between those companies that have more sustainable fundamental momentum with value as a backdrop versus those that just appear to provide value. Given our philosophy and process, which focuses on uncovering value combined with a catalyst, we are excited about what we believe will be this next phase in the market.

We seek to find out-of-favor and undervalued companies that are experiencing a change or catalyst that we believe should have a positive impact on the stock valuation. Such catalysts could be fundamental in nature (e.g., revenues reaccelerating, returns improving), may take the form of growth or consolidation within an industry/sector, or could be a management change—or some combination of these elements. This process is designed to tilt risk/reward scales in our favor. We believe that if we are purchasing stocks that are out of favor and undervalued, expectations (and generally downside) will be more limited. We also believe that if we combine these attributes with a catalyst, we go a long way working toward protecting our investors’ downside, while offering our investors the potential opportunity to outperform the market.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

3

Top 10 Holdings as of 12/31/09 (Unaudited)

JPMorgan Chase & Co.	5.0%
Marsh & McLennan Cos., Inc.	2.9
Viacom, Inc., Class B	2.6
General Electric Co.	2.5
Occidental Petroleum Corp.	2.4
eBay, Inc.	2.2
American Electric Power Co., Inc.	2.2
Anadarko Petroleum Corp.	2.1
Hewlett-Packard Co.	2.0
Kraft Foods, Inc., Class A	2.0

Summary of Investments by Industry Classification
as of 12/31/09 (Unaudited)

Integrated Oil & Gas	8.4%
Other Diversified Financial Services	7.8
Pharmaceuticals	6.5
Industrial Conglomerates	5.0
Electric Utilities	4.5
Movies & Entertainment	4.3
Regional Banks	3.3
Oil & Gas Exploration & Production	3.3
Insurance Brokers	2.9
Internet Software & Services	2.9
Packaged Foods & Meats	2.8
Property & Casualty Insurance	2.8
Diversified Chemicals	2.8
Computer Hardware	2.6
Health Care Equipment	2.1
Oil & Gas Equipment & Services	2.1
Industrial Machinery	2.1
Hypermarkets & Super Centers	2.0
Home Improvement Retail	1.7
Communications Equipment	1.5
Investment Banking & Brokerage	1.5
Broadcasting & Cable TV	1.4
Diversified Banks	1.4
Consumer Electronics	1.3
Wireless Telecommunication Services	1.3
Electronic Equipment Manufacturers	1.2
Human Resource & Employment Services	1.2
Semiconductors	1.1
Integrated Telecommunication Services	1.1
Food Distributors	1.1
Drug Retail	1.0
Personal Products	1.0
Broadcasting—Diversified	0.9
Soft Drinks	0.9
Semiconductor Equipment	0.9
Managed Health Care	0.9
Diversified Metals & Mining	0.8
Apparel Retail	0.8
Gold	0.7
Health Care Distributors	0.6
Asset Management & Custody Banks	0.6
Motorcycle Manufacturers	0.5
Aerospace & Defense	0.5
Air Freight & Logistics	0.5
Office Services & Supplies	0.5
Diversified Commercial & Professional Services	0.5
Reinsurance	0.3
Restaurants	0.3
Systems Software	0.3
Automobile Manufacturers	0.1

Total Long-Term Investments	96.6
Total Repurchase Agreements	3.2

Total Investments	99.8
Other Assets in Excess of Liabilities	0.2

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a portfolio’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

5

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/09 - 12/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different portfolios that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/09	12/31/09	7/1/09-12/31/09

Class I
Actual	$1,000.00	$1,256.03	$3.47
Hypothetical	1,000.00	1,022.13	3.11
(5% annual return before expenses)

Class II
Actual	1,000.00	1,255.04	4.89
Hypothetical	1,000.00	1,020.87	4.38
(5% annual return before expenses)

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.61% and 0.86% for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

6

Van Kampen Life Investment Trust Growth and Income Portfolio
Portfolio of Investments  ■  December 31, 2009

	Number of
Description	Shares	Value

Common Stocks 96.3%
Aerospace & Defense 0.5%
General Dynamics Corp.	124,500	$8,487,165

Air Freight & Logistics 0.5%
FedEx Corp.	99,500	8,303,275

Apparel Retail 0.8%
Gap, Inc.	595,500	12,475,725

Asset Management & Custody Banks 0.6%
State Street Corp.	213,600	9,300,144

Automobile Manufacturers 0.1%
Ford Motor Co. (a)	206,500	2,065,000

Broadcasting & Cable TV 1.4%
Comcast Corp., Class A	1,422,809	23,988,560

Broadcasting—Diversified 0.9%
Time Warner Cable, Inc.	376,013	15,563,178

Communications Equipment 1.5%
Cisco Systems, Inc. (a)	1,075,270	25,741,964

Computer Hardware 2.6%
Dell, Inc. (a)	608,500	8,738,060
Hewlett-Packard Co.	661,675	34,082,879

		42,820,939

Consumer Electronics 1.3%
Sony Corp.—ADR (Japan)	759,020	22,011,580

Diversified Banks 1.4%
U.S. Bancorp	329,200	7,410,292
Wells Fargo & Co.	584,400	15,772,956

		23,183,248

Diversified Chemicals 2.8%
Bayer AG—ADR (Germany)	345,860	27,882,576
Dow Chemical Co.	679,700	18,780,111

		46,662,687

Diversified Commercial & Professional Services 0.5%
Cintas Corp.	314,500	8,192,725

Diversified Metals & Mining 0.8%
Freeport-McMoRan Copper & Gold, Inc. (a)	159,200	12,782,168

Drug Retail 1.0%
Walgreen Co.	457,300	16,792,056

Electric Utilities 4.5%
American Electric Power Co., Inc.	1,032,281	35,913,056
Edison International	222,800	7,748,984
Entergy Corp.	171,778	14,058,312
FirstEnergy Corp.	368,760	17,128,902

		74,849,254

Electronic Equipment Manufacturers 1.2%
Agilent Technologies, Inc. (a)	661,700	20,559,019

Food Distributors 1.1%
Sysco Corp.	631,700	17,649,698

Gold 0.7%
Newmont Mining Corp.	241,410	11,421,107

Health Care Distributors 0.6%
Cardinal Health, Inc.	323,300	10,423,192

Health Care Equipment 2.1%
Boston Scientific Corp. (a)	1,288,350	11,595,150
Covidien PLC (Ireland)	501,222	24,003,522

		35,598,672

Home Improvement Retail 1.7%
Home Depot, Inc.	1,007,420	29,144,661

Human Resource & Employment Services 1.2%
Manpower, Inc.	199,810	10,905,630
Robert Half International, Inc.	309,300	8,267,589

		19,173,219

Hypermarkets & Super Centers 2.0%
Wal-Mart Stores, Inc.	619,900	33,133,655

Industrial Conglomerates 5.0%
General Electric Co.	2,808,300	42,489,579
Siemens AG—ADR (Germany)	184,850	16,950,745
Tyco International Ltd. (Switzerland) (a)	686,962	24,510,804

		83,951,128

Industrial Machinery 2.1%
Dover Corp.	535,900	22,298,799
Ingersoll-Rand PLC (Ireland)	365,287	13,055,357

		35,354,156

Insurance Brokers 2.9%
Marsh & McLennan Cos., Inc.	2,226,461	49,160,259

Integrated Oil & Gas 8.4%
BP PLC—ADR (United Kingdom)	310,020	17,971,859
ConocoPhillips	273,760	13,980,923
Exxon Mobil Corp.	337,410	23,007,988
Hess Corp.	208,400	12,608,200
Occidental Petroleum Corp.	484,170	39,387,230
Royal Dutch Shell PLC—ADR (United Kingdom)	551,580	33,155,474

		140,111,674

Integrated Telecommunication Services 1.1%
Verizon Communications, Inc.	542,019	17,957,089

Internet Software & Services 2.9%
eBay, Inc. (a)	1,531,250	36,045,625
Yahoo!, Inc. (a)	753,000	12,635,340

		48,680,965

Investment Banking & Brokerage 1.5%
Charles Schwab Corp.	1,318,996	24,823,505

Managed Health Care 0.9%
UnitedHealth Group, Inc.	466,900	14,231,112

Motorcycle Manufacturers 0.5%
Harley-Davidson, Inc.	351,842	8,866,418

Movies & Entertainment 4.3%
Time Warner, Inc.	1,012,503	29,504,337
Viacom, Inc., Class B (a)	1,434,330	42,642,631

		72,146,968

7
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

	Number of
Description	Shares	Value

Office Services & Supplies 0.5%
Avery Dennison Corp.	226,300	$8,257,687

Oil & Gas Equipment & Services 2.1%
Schlumberger Ltd. (Netherlands Antilles)	339,590	22,103,913
Smith International, Inc.	488,700	13,277,979

		35,381,892

Oil & Gas Exploration & Production 3.3%
Anadarko Petroleum Corp.	574,600	35,866,532
Devon Energy Corp.	252,640	18,569,040

		54,435,572

Other Diversified Financial Services 7.5%
Bank of America Corp.	1,979,800	29,815,788
Citigroup, Inc.	3,361,200	11,125,572
JPMorgan Chase & Co.	2,002,602	83,448,425

		124,389,785

Packaged Foods & Meats 2.8%
Kraft Foods, Inc., Class A	1,234,700	33,559,146
Unilever NV (Netherlands)	410,100	13,258,533

		46,817,679

Personal Products 1.0%
Estee Lauder Cos., Inc., Class A	339,420	16,414,351

Pharmaceuticals 6.5%
Abbott Laboratories	254,290	13,729,117
Bristol-Myers Squibb Co.	1,194,040	30,149,510
Merck & Co., Inc.	560,748	20,489,732
Pfizer, Inc.	1,339,300	24,361,867
Roche Holdings AG—ADR (Switzerland)	471,140	20,030,564

		108,760,790

Property & Casualty Insurance 2.8%
Chubb Corp.	437,263	21,504,595
Travelers Cos., Inc.	507,477	25,302,803

		46,807,398

Regional Banks 3.3%
BB&T Corp.	427,300	10,840,601
Fifth Third Bancorp	890,600	8,683,350
First Horizon National Corp. (a)	353,963	4,743,105
PNC Financial Services Group, Inc.	594,270	31,371,513

		55,638,569

Reinsurance 0.3%
Transatlantic Holdings, Inc.	102,100	5,320,431

Restaurants 0.3%
Starbucks Corp. (a)	184,830	4,262,180

Semiconductor Equipment 0.9%
Lam Research Corp. (a)	367,041	14,391,678

Semiconductors 1.1%
Intel Corp.	936,761	19,109,924

Soft Drinks 0.9%
Coca-Cola Co.	267,860	15,268,020

Systems Software 0.3%
Symantec Corp. (a)	233,746	4,181,716

Wireless Telecommunication Services 1.3%
Vodafone Group PLC—ADR (United Kingdom)	912,000	21,058,079

Total Common Stocks 96.3%		1,606,101,916

Convertible Preferred Stocks 0.3%
Other Diversified Financial Services 0.3%
Bank of America Corp., 10.000%	398,000	5,938,160

Total Long-Term Investments 96.6% (Cost $1,509,577,251)		1,612,040,076

Repurchase Agreements 3.2%
Banc of America Securities ($19,877,589 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/09, to be sold on 01/04/10 at $19,877,611)		19,877,589
JPMorgan Chase & Co. ($32,212,241 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $32,212,241)		32,212,241
State Street Bank & Trust Co. ($672,170 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $672,170)		672,170

Total Repurchase Agreements 3.2% (Cost $52,762,000)		52,762,000

Total Investments 99.8% (Cost $1,562,339,251)		1,664,802,076

Other Assets in Excess of Liabilities 0.2%		3,542,133

Net Assets 100.0%		$1,668,344,209

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security.

ADR—American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s investments carried at value.

8
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

	Level 1	Level 2	Level 3
		Other Significant	Significant
Investment	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Investments in an Asset Position
Common Stocks
Aerospace & Defense	$8,487,165	$—	$—	$8,487,165
Air Freight & Logistics	8,303,275	—	—	8,303,275
Apparel Retail	12,475,725	—	—	12,475,725
Asset Management & Custody Banks	9,300,144	—	—	9,300,144
Automobile Manufacturers	2,065,000	—	—	2,065,000
Broadcasting—Diversified	15,563,178	—	—	15,563,178
Broadcasting & Cable TV	23,988,560	—	—	23,988,560
Communications Equipment	25,741,964	—	—	25,741,964
Computer Hardware	42,820,939	—	—	42,820,939
Consumer Electronics	22,011,580	—	—	22,011,580
Diversified Banks	23,183,248	—	—	23,183,248
Diversified Chemicals	18,780,111	27,882,576	—	46,662,687
Diversified Commercial & Professional Services	8,192,725	—	—	8,192,725
Diversified Metals & Mining	12,782,168	—	—	12,782,168
Drug Retail	16,792,056	—	—	16,792,056
Electric Utilities	74,849,254	—	—	74,849,254
Electronic Equipment Manufacturers	20,559,019	—	—	20,559,019
Food Distributors	17,649,698	—	—	17,649,698
Gold	11,421,107	—	—	11,421,107
Health Care Distributors	10,423,192	—	—	10,423,192
Health Care Equipment	35,598,672	—	—	35,598,672
Home Improvement Retail	29,144,661	—	—	29,144,661
Human Resource & Employment Services	19,173,219	—	—	19,173,219
Hypermarkets & Super Centers	33,133,655	—	—	33,133,655
Industrial Conglomerates	83,951,128	—	—	83,951,128
Industrial Machinery	35,354,156	—	—	35,354,156
Insurance Brokers	49,160,259	—	—	49,160,259
Integrated Oil & Gas	140,111,674	—	—	140,111,674
Integrated Telecommunication Services	17,957,089	—	—	17,957,089
Internet Software & Services	48,680,965	—	—	48,680,965
Investment Banking & Brokerage	24,823,505	—	—	24,823,505
Managed Health Care	14,231,112	—	—	14,231,112
Motorcycle Manufacturers	8,866,418	—	—	8,866,418
Movies & Entertainment	72,146,968	—	—	72,146,968
Office Services & Supplies	8,257,687	—	—	8,257,687
Oil & Gas Equipment & Services	35,381,892	—	—	35,381,892
Oil & Gas Exploration & Production	54,435,572	—	—	54,435,572
Other Diversified Financial Services	124,389,785	—	—	124,389,785
Packaged Foods & Meats	46,817,679	—	—	46,817,679
Personal Products	16,414,351	—	—	16,414,351
Pharmaceuticals	88,730,226	20,030,564	—	108,760,790
Property & Casualty Insurance	46,807,398	—	—	46,807,398
Regional Banks	55,638,569	—	—	55,638,569
Reinsurance	5,320,431	—	—	5,320,431
Restaurants	4,262,180	—	—	4,262,180
Semiconductor Equipment	14,391,678	—	—	14,391,678
Semiconductors	19,109,924	—	—	19,109,924
Soft Drinks	15,268,020	—	—	15,268,020
Systems Software	4,181,716	—	—	4,181,716
Wireless Telecommunication Services	21,058,079	—	—	21,058,079
Convertible Preferred Stocks
Other Diversified Financial Services	5,938,160	—	—	5,938,160
Repurchase Agreements	—	52,762,000	—	52,762,000

Total Investment in an Asset Position	$1,564,126,936	$100,675,140	$—	$1,664,802,076

9
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Financial Statements

Statement of Assets and Liabilities
December 31, 2009

Assets:
Total Investments (Cost $1,562,339,251)	$1,664,802,076
Cash	526
Receivables:
Dividends and Interest	2,909,039
Portfolio Shares Sold	2,489,570
Investments Sold	161,331
Other	177,594

Total Assets	1,670,540,136

Liabilities:
Payables:
Investment Advisory Fee	798,097
Portfolio Shares Repurchased	527,594
Distributor and Affiliates	350,527
Trustees’ Deferred Compensation and Retirement Plans	264,854
Accrued Expenses	254,855

Total Liabilities	2,195,927

Net Assets	$1,668,344,209

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,763,218,160
Net Unrealized Appreciation	102,462,825
Accumulated Undistributed Net Investment Income	1,401,168
Accumulated Net Realized Loss	(198,737,944)

Net Assets	$1,668,344,209

Net Asset Value, Offering Price and Redemption Price Per Share:
Class I Shares (Based on net assets of $153,653,144 and 9,383,929 shares of beneficial interest issued and outstanding)	$16.37

Class II Shares (Based on net assets of $1,514,691,065 and 92,435,576 shares of beneficial interest issued and outstanding)	$16.39

10
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Financial Statements  continued

Statement of Operations
For the Year Ended December 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $736,482)	$32,928,767
Interest	87,529

Total Income	33,016,296

Expenses:
Investment Advisory Fee	8,085,093
Distribution (12b-1) and Service Fees	3,215,335
Reports to Shareholders	228,488
Accounting and Administrative Expenses	201,908
Professional Fees	88,237
Custody	65,441
Trustees’ Fees and Related Expenses	60,385
Transfer Agent Fees	20,736
Registration Fees	574
Other	38,091

Total Expenses	12,004,288
Less Credits Earned on Cash Balances	13

Net Expenses	12,004,275

Net Investment Income	$21,012,021

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(61,823,018)
Futures	791,665
Foreign Currency Transactions	(14,818)

Net Realized Loss	(61,046,171)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(264,837,237)
End of the Period	102,462,825

Net Unrealized Appreciation During the Period	367,300,062

Net Realized and Unrealized Gain	$306,253,891

Net Increase in Net Assets from Operations	$327,265,912

11
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$21,012,021	$32,881,289
Net Realized Loss	(61,046,171)	(128,347,483)
Net Unrealized Appreciation/Depreciation During the Period	367,300,062	(575,114,709)

Change in Net Assets from Operations	327,265,912	(670,580,903)

Distributions from Net Investment Income:
Class I Shares	(5,735,264)	(4,559,334)
Class II Shares	(46,515,143)	(28,480,198)

	(52,250,407)	(33,039,532)

Distributions from Net Realized Gain:
Class I Shares	-0-	(7,651,701)
Class II Shares	-0-	(55,323,876)

	-0-	(62,975,577)

Total Distributions	(52,250,407)	(96,015,109)

Net Change in Net Assets from Investment Activities	275,015,505	(766,596,012)

From Capital Transactions:
Proceeds from Shares Sold	128,402,609	201,670,918
Net Asset Value of Shares Issued Through Dividend Reinvestment	52,250,407	96,015,109
Cost of Shares Repurchased	(169,496,944)	(256,071,854)

Net Change in Net Assets from Capital Transactions	11,156,072	41,614,173

Total Increase/Decrease in Net Assets	286,171,577	(724,981,839)
Net Assets:
Beginning of the Period	1,382,172,632	2,107,154,471

End of the Period (Including accumulated undistributed net investment income of $1,401,168 and $32,645,641, respectively)	$1,668,344,209	$1,382,172,632

12
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Financial Highlights

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31,
Class I Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$13.74	$21.36	$22.00	$20.49	$19.32

Net Investment Income (a)	0.24	0.36	0.39	0.38	0.28
Net Realized and Unrealized Gain/Loss	2.98	(6.95)	0.16	2.75	1.59

Total from Investment Operations	3.22	(6.59)	0.55	3.13	1.87

Less:
Distributions from Net Investment Income	0.59	0.38	0.36	0.25	0.22
Distributions from Realized Gain	-0-	0.65	0.83	1.37	0.48

Total Distributions	0.59	1.03	1.19	1.62	0.70

Net Asset Value, End of the Period	$16.37	$13.74	$21.36	$22.00	$20.49

Total Return	24.37%	–32.03%	2.80%	16.23%	9.99%
Net Assets at End of the Period (In millions)	$153.7	$146.0	$263.5	$307.7	$312.4
Ratio of Expenses to Average Net Assets	0.62%	0.61%	0.60%	0.60%	0.61%
Ratio of Net Investment Income to Average Net Assets	1.72%	2.06%	1.80%	1.85%	1.44%
Portfolio Turnover	55%	50%	28%	28%	42%

(a)	Based on average shares outstanding.

13
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31,
Class II Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$13.71	$21.31	$21.96	$20.46	$19.29

Net Investment Income (a)	0.20	0.32	0.34	0.32	0.23
Net Realized and Unrealized Gain/Loss	2.99	(6.94)	0.15	2.76	1.59

Total from Investment Operations	3.19	(6.62)	0.49	3.08	1.82

Less:
Distributions from Net Investment Income	0.51	0.33	0.31	0.21	0.17
Distributions from Realized Gain	-0-	0.65	0.83	1.37	0.48

Total Distributions	0.51	0.98	1.14	1.58	0.65

Net Asset Value, End of the Period	$16.39	$13.71	$21.31	$21.96	$20.46

Total Return (b)	24.11%	–32.21%	2.52%	15.97%	9.72%
Net Assets at End of the Period (In millions)	$1,514.7	$1,236.2	$1,843.7	$1,661.7	$1,247.5
Ratio of Expenses to Average Net Assets	0.87%	0.86%	0.85%	0.85%	0.86%
Ratio of Net Investment Income to Average Net Assets	1.45%	1.82%	1.54%	1.59%	1.18%
Portfolio Turnover	55%	50%	28%	28%	42%

(a)	Based on average shares outstanding.

(b)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.

14
See Notes to Financial Statements

Van Kampen Life Investment Trust Growth and Income Portfolio
Notes to Financial Statements  ■  December 31, 2009

1. Significant Accounting Policies
Van Kampen Life Investment Trust Growth and Income Portfolio (the “Portfolio”) is organized as a series of the Van Kampen Life Investment Trust, a Delaware statutory trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio’s investment objective is to seek long-term growth of capital and income. The Portfolio commenced investment operations on December 23, 1996. The Portfolio offers Class I and Class II Shares. Each class of shares differs by its allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Portfolio appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtain by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Portfolio may invest in repurchase agreements, which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

15

Van Kampen Life Investment Trust Growth and Income Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Portfolio’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense“ and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.
The Portfolio intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2009, the Portfolio had an accumulated capital loss carryforward for tax purposes of $196,004,014, which will expire according to the following schedule:

Amount	Expiration

$60,998,232	December 31, 2016
135,005,782	December 31, 2017

At December 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$1,565,073,180

Gross tax unrealized appreciation	$222,863,272
Gross tax unrealized depreciation	(123,134,376)

Net tax unrealized appreciation on investments	$99,728,896

F. Distribution of Income and Gains The Portfolio declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes. Distributions from the Portfolio are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended December 31, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$52,250,407	$46,739,880
Long-term capital gain	-0-	49,275,229

	$52,250,407	$96,015,109

Permanent differences, primarily due to the current year net realized loss on foreign currency transactions, resulted in the following reclassification among the Portfolio’s components of net assets at December 31, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$(6,087)	$6,087	$-0-

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,713,385

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Credits Earned on Cash Balances During the year ended December 31, 2009, the Portfolio’s custody fee was reduced by $13 as a result of credits earned on cash balances.

H. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of

16

Van Kampen Life Investment Trust Growth and Income Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expense are translated at rates prevailing when accrued.

I. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through February 19, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Portfolio’s financial statements or require disclosure in the Portfolio’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Portfolio’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.60%
Over $500 million	0.55%

The Adviser has agreed to waive all expenses in excess of 0.75% of Class I Shares daily average net assets and 1.00% of Class II Shares daily average net assets. This waiver is voluntary and can be discontinued at any time. For the year ended December 31, 2009, the Adviser did not waive any of its investment advisory fees or other expenses.
For the year ended December 31, 2009, the Portfolio recognized expenses of approximately $60,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the year ended December 31, 2009, the Portfolio recognized expenses of approximately $99,300 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Portfolio, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2009, the Portfolio recognized expenses of approximately $15,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio’s Board of Trustees.
Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.
The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $159,600 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended December 31, 2009, the Portfolio paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $66,696.
During the year ended December 31, 2009, the Portfolio held an investment in Mitsubishi UFJ Financials Group, Inc.-ADR (Japan), an affiliated of the Adviser. A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2009 is as follows:

	Purchase	Sales	Income	12/31/2008	12/31/2009
Investment	Cost	Proceeds	Earned	Value	Value

Mitsubishi UFJ Financial Group, Inc.-ADR (Japan)	$-0-	$2,754,227	$-0-	$2,729,649	$-0-

17

Van Kampen Life Investment Trust Growth and Income Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

3. Capital Transactions
For the years ended December 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Shares	Value	Shares	Value

Sales:
Class I	1,149,207	$15,623,017	1,021,824	$17,877,163
Class II	8,282,559	112,779,592	10,638,523	183,793,755

Total Sales	9,431,766	$128,402,609	11,660,347	$201,670,918

Dividend Reinvestment:
Class I	424,064	$5,735,264	672,414	$12,211,035
Class II	3,426,092	46,515,143	4,614,762	83,804,074

Total Dividend Reinvestment	3,850,156	$52,250,407	5,287,176	$96,015,109

Repurchases:
Class I	(2,812,355)	$(38,075,961)	(3,405,551)	$(58,617,848)
Class II	(9,409,312)	(131,420,983)	(11,637,140)	(197,454,006)

Total Repurchases	(12,221,667)	$(169,496,944)	(15,042,691)	$(256,071,854)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $752,133,241 and $748,131,134, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Portfolio may use derivative instruments for a variety of reasons, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
The Portfolio is subject to equity price risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to gain exposure to, or hedge against changes in the value of equities. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). When entering into futures contracts, the Portfolio bears the risk of exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended December 31, 2009, were as follows:

Contracts

Outstanding at December 31, 2008	-0-
Futures Opened	100
Futures Closed	(100)

Outstanding at December 31, 2009	-0-

The Portfolio adopted FASB ASC 815 Derivatives and Hedging (ASC 815) (formerly known as FAS 161), effective January 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio’s financial position and results of operations.

18

Van Kampen Life Investment Trust Growth and Income Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

The following tables set forth by primary risk exposure the Portfolio’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the year ended December 31, 2009.

Amount of Realized Gain/(Loss) on Derivative Contracts
Primary Risk Exposure	Futures

Equity Contracts	$791,665

Change in Unrealized Appreciation/(Depreciation) on Derivative Contracts
Primary Risk Exposure	Futures

Equity Contracts	$-0-

6. Distribution and Service Plans
Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of 0.35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Plans to 0.25% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to 0.25% of Class II average daily net assets are accrued daily and paid monthly.

7. Indemnifications
The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (the “Transaction”). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Portfolio’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Portfolio’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, that the Portfolio be transitioned to the Invesco Ltd. mutual fund platform by transferring the assets and liabilities of the Portfolio to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco Ltd., that has substantially the same investment objective, principal investment strategies and risks as the Portfolio (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Portfolio at a special meeting of shareholders. If shareholders of the Portfolio approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Portfolio will receive shares of the Acquiring Fund in exchange for their shares of the Portfolio. Upon completion of the proposed Reorganization, the Portfolio will dissolve pursuant to a plan of dissolution adopted by the Board.

9. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

19

Van Kampen Life Investment Trust Growth and Income Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Van Kampen Life Investment Trust Growth and Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Life Investment Trust Growth and Income Portfolio (the Portfolio) (one of the Portfolios constituting the Van Kampen Life Investment Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Life Investment Trust Growth and Income Portfolio at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 19, 2010

20

Van Kampen Life Investment Trust Growth and Income Portfolio
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

(Unaudited)
For federal income tax purposes, the following information is furnished with the respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2009. For corporate shareholders 100% of the distributions qualify for the dividends received deduction. In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

21

Van Kampen Life Investment Trust Growth and Income Portfolio
Trustees and Officers Information

The business and affairs of the Portfolio are managed under the direction of the Portfolio’s Board of Trustees and the Portfolio’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Portfolio and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (69) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

22

Van Kampen Life Investment Trust Growth and Income Portfolio
Trustees and Officers Information  continued

				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

23

Van Kampen Life Investment Trust Growth and Income Portfolio
Trustees and Officers Information  continued

Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Portfolio	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (48) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

24

Your Notes

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

LITANNGI 02/10
IU10-00563P-Y 12/09

ANNUAL REPORT

December 31, 2009

Van Kampen Life Investment Trust Government Portfolio

Welcome, Policyholder

In this report, you’ll learn about how your investment in Van Kampen Life Investment Trust Government Portfolio performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio’s financial statements and a list of investments as of December 31, 2009.

This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

The portfolio is being offered through a variable insurance contract.

Portfolio shares are neither insured nor guaranteed by the U.S. government.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE	NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	NOT A DEPOSIT

Performance Summary as of 12/31/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your portfolio’s performance to that of the Barclays Capital U.S. Government/Mortgage Index from 12/31/99 through 12/31/09 for Class I Shares.

Average Annual	Class I Shares	Class II Shares
Total Returns	since 4/7/86	since 12/15/00

Since Inception	5.87%	4.12%

10-year	5.13	—

5-year	3.38	3.13

1-year	0.98	0.86

30-Day SEC Yield	2.62%	2.35%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the portfolio’s average daily net assets. Returns for both share classes do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio’s returns would have been lower. SEC Yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Periods of less than one year are not annualized.

The Barclays Capital U.S. Government/Mortgage Index is generally representative of U.S. government treasury securities and agency mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Portfolio Report
For the 12-month period ended December 31, 2009

Market Conditions

Stronger than expected economic reports and corporate earnings in the first quarter of 2009 prompted speculation that the economy was stabilizing and growth would improve. The more optimistic outlook led to increased investor appetite for riskier assets and spread tightening in most fixed income asset classes.

Although Treasury securities performed well at the start of the year, as investors assumed more risk and shifted to other sectors of the market, performance began to wane and yields rose. In the third quarter, yields reversed course but rose again in the fourth quarter, ending the year higher across the curve. Yields on long-maturity issues increased more so than shorter maturities, causing the slope of the curve to further steepen. As of the end of December, yields on 2-, 5-, 10-, and 30-year Treasuries were 37, 113, 162, and 196 basis points higher, respectively, than at the start of the year.

The agency sector performed relatively well during the year, thanks in part to growing investor interest in FDIC-backed bank notes, which were introduced in late 2008 as part of the Temporary Liquidity Guarantee Program. The Federal Reserve’s program of purchasing large quantities of agency mortgage-backed securities (MBS) and investors’ increasing confidence in credit-related securities led to much stronger performance for the residential mortgage sector in 2009. Despite lower rates and The Home Affordable Modification Program, refinancing activity remained low and mortgage prepayment speed only modestly increased.

Performance Analysis

All share classes of Van Kampen LIT Government Portfolio underperformed the Barclays Capital U.S. Government/Mortgage Index (the “Index”) for the 12 months ended December 31, 2009, assuming no deduction of applicable sales charges.

The Portfolio’s performance relative to the Index was primarily attributable to the following factors:

•	An underweight to the mortgage sector in the first quarter of the year detracted from relative performance as spreads tightened during that time. However, this position was increased to neutral by the end of the second quarter, and a focus on higher-coupon (6.0 percent and 6.5 percent) issues since that time proved beneficial as this portion of the coupon stack had low near-term prepayment expectations and a lower level of sensitivity to refinance activity.

•	The Portfolio’s holdings in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), which are not included in the Index, were beneficial to relative returns, as spreads in both sectors tightened substantially in 2009, boosting performance.

•	An overweight in FDIC-backed bank notes bolstered returns during the period.

Market Outlook

Although the economic outlook certainly improved in 2009, the labor market remained extremely weak, with the unemployment rate at its highest level in many years. Additionally, while the government’s fiscal stimulus packages helped to stabilize the housing market and consumer spending, concerns remained about what will happen as these programs come to an end. As of this writing, market expectations are for the Federal Reserve to start tightening (i.e., raising interest rates) in the near future. However, we believe the economic recovery may not unfold as quickly as many expect and therefore, interest rates may remain low for a longer period than what the market is anticipating.

With regard to the mortgage sector, we believe spreads on agency MBS are likely to remain relatively tight in the near term given that the Federal Reserve’s purchases still dominate the net supply of these securities. As the Federal Reserve slowly exits the MBS market in 2010, however, spreads will probably begin to widen to more historically average levels. Given this outlook, we are closely monitoring the sector and are looking to reduce the Fund’s overweight position in MBS.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Total returns for the 12-month period ended December 31, 2009

		Barclays Capital
		U.S. Government/
Class I	Class II	Mortgage Index

0.98%	0.86%	1.96%

The performance for the two share classes varies because each has different expenses. The Portfolio’s total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for standardized performance information and index definition.

2

Sectors as of 12/31/09 (Unaudited)

FNMA	38.4%
Agency Bonds	18.1
U.S. Treasury Obligations	13.7
FHLMC	11.5
U.S. Government Agency Obligations	9.9
Asset Backed Securities	3.6
Municipal Bonds	2.5
GNMA	0.9
CMO	0.3

Total Long-Term Investments	98.9
Total Short-Term Investments	10.5

Total Investments	109.4
Liabilities in Excess of Other Assets	(9.4)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

3

For More Information About Portfolio Holdings

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a portfolio’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

4

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/09 - 12/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different portfolios that have transactional costs, such as sales charges (loads), or exchanges fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/09	12/31/09	7/1/09-12/31/09

Class I
Actual	$1,000.00	$1,017.22	$3.05
Hypothetical	1,000.00	1,022.18	3.06
(5% annual return before expenses)

Class II
Actual	1,000.00	1,017.36	4.32
Hypothetical	1,000.00	1,020.92	4.33
(5% annual return before expenses)

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.60% and 0.85% for Class I and II Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

5

Van Kampen Life Investment Trust Government Portfolio
Portfolio of Investments  ■  December 31, 2009

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Mortgage Backed Securities 50.8%
$1,075	Federal Home Loan Mortgage Corp., January (a)	4.500%	TBA	$1,072,648
6,150	Federal Home Loan Mortgage Corp., January (a)	6.000	TBA	6,521,884
4,428	Federal Home Loan Mortgage Corp.	5.000	01/01/37 to 08/01/39	4,547,535
10,902	Federal Home Loan Mortgage Corp.	5.500	05/01/38 to 11/01/39	11,434,100
752	Federal Home Loan Mortgage Corp. (b)	5.581	01/01/38	793,822
714	Federal Home Loan Mortgage Corp. (b)	5.673	04/01/37	754,457
681	Federal Home Loan Mortgage Corp. (b)	5.794	10/01/37	720,861
1,541	Federal Home Loan Mortgage Corp. (b)	5.962	10/01/36	1,627,562
7,051	Federal Home Loan Mortgage Corp.	6.000	06/01/29 to 07/01/38	7,485,321
19	Federal Home Loan Mortgage Corp.	6.500	06/01/29	20,647
317	Federal Home Loan Mortgage Corp.	7.500	05/01/35	356,620
167	Federal Home Loan Mortgage Corp.	8.000	08/01/32	191,692
188	Federal Home Loan Mortgage Corp.	8.500	08/01/31	217,743
7,975	Federal National Mortgage Association, January (a)	5.000	TBA	8,184,344
3,970	Federal National Mortgage Association	4.500	06/01/39	3,967,453
5,150	Federal National Mortgage Association (a)	4.500	TBA	5,232,892
18,277	Federal National Mortgage Association	5.000	05/01/35 to 04/01/39	18,790,396
36,097	Federal National Mortgage Association	5.500	04/01/35 to 08/01/38	37,887,505
2,264	Federal National Mortgage Association (a)	5.500	03/01/38	2,402,375
1,488	Federal National Mortgage Association (b)	5.736	12/01/36	1,572,108
695	Federal National Mortgage Association (b)	5.783	03/01/38	736,126
1,458	Federal National Mortgage Association (b)	5.904	01/01/37	1,543,473
22,376	Federal National Mortgage Association	6.000	01/01/14 to 10/01/38	23,752,604
4,125	Federal National Mortgage Association (a)	6.000	TBA	4,369,278
8,416	Federal National Mortgage Association	6.500	11/01/10 to 01/01/39	9,027,181
39	Federal National Mortgage Association	7.000	06/01/11 to 06/01/32	43,473
552	Federal National Mortgage Association	7.500	08/01/37	622,910
408	Federal National Mortgage Association	8.000	04/01/33	468,302
389	Federal National Mortgage Association	8.500	10/01/32	449,083
2,700	Government National Mortgage Association (a)	4.500	TBA	2,702,533
47	Government National Mortgage Association	6.500	05/15/23 to 03/15/29	51,177
68	Government National Mortgage Association	7.000	04/15/23 to 11/15/27	75,191
16	Government National Mortgage Association	8.000	05/15/17 to 01/15/23	17,617

	Total Mortgage Backed Securities 50.8%			157,640,913

	Agency Bonds 18.1%
	Banking—FDIC Guaranteed 2.7%
8,200	GMAC, Inc.	2.200	12/19/12	8,254,382

	Banking—Savings and Loans 0.7%
2,260	US Central Federal Credit Union	1.900	10/19/12	2,259,758

	Commercial Banks—FDIC Guaranteed 2.9%
9,000	Citibank NA	1.750	12/28/12	8,927,262

	Commercial Banks—Government Guaranteed 4.2%
1,600	Japan Finance Corp. (Japan)	2.125	11/05/12	1,593,902
3,870	Kreditanstalt fuer Wiederaufbau (Germany)	4.125	10/15/14	4,059,936
1,270	Kreditanstalt fuer Wiederaufbau (Germany)	5.000	10/31/14	1,387,064
550	National Australia Bank Ltd. (Australia) (c)	3.375	07/08/14	555,206
2,730	Swedbank AB (Sweden) (c)	2.900	01/14/13	2,782,498
1,245	Westpac Banking Corp. (Australia) (c)	1.900	12/14/12	1,235,823
1,310	Westpac Securities NZ, Ltd. (United Kingdom) (c)	2.500	05/25/12	1,329,003

				12,943,432

	Diversified Financial Securities—FDIC Guaranteed 1.9%
5,800	General Electric Capital Corp.	2.625	12/28/12	5,911,018

6
See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Diversified Financial Securities—Government Guaranteed 2.4%
$6,280	Nationwide Building Society (United Kingdom) (c)	2.500%	08/17/12	$6,330,717
980	Network Rail Infrastructure Finance PLC (United Kingdom)	3.500	06/17/13	1,016,597

				7,347,314

	Diversified Financial Securities—Other Services 0.4%
1,540	Private Export Funding Corp.	4.300	12/15/21	1,470,462

	Supranational Banks 2.9%
1,500	European Investment Bank	1.750	09/14/12	1,496,068
5,000	European Investment Bank	4.625	05/15/14	5,365,835
770	European Investment Bank	5.125	04/15/14	842,407
980	International Bank for Reconstruction & Development	7.625	01/19/23	1,252,587

				8,956,897

	Total Agency Bonds 18.1%			56,070,525

	United States Treasury Obligations 13.7%
3,720	United States Treasury Bonds	3.500	02/15/39	3,048,079
1,685	United States Treasury Bonds	4.250	05/15/39	1,581,268
3,170	United States Treasury Bonds	4.375	02/15/38	3,044,192
3,800	United States Treasury Bonds	5.375	02/15/31	4,200,189
1,000	United States Treasury Bonds	6.250	08/15/23	1,194,688
5,180	United States Treasury Notes	1.750	01/31/14	5,083,284
5,000	United States Treasury Notes	2.375	10/31/14	4,947,265
6,500	United States Treasury Notes	2.625	06/30/14	6,549,263
1,300	United States Treasury Notes	7.500	11/15/16	1,638,711
3,250	United States Treasury (STRIPS)	*	08/15/20	2,061,885
7,200	United States Treasury (STRIPS)	*	11/15/20	4,500,497
7,950	United States Treasury (STRIPS)	*	11/15/21	4,672,024

	Total United States Treasury Obligations 13.7%			42,521,345

	United States Government Agency Obligations 9.9%
9,130	Federal Home Loan Mortgage Corp.	4.875	06/13/18	9,782,923
4,650	Federal Home Loan Mortgage Corp.	5.500	08/23/17	5,198,063
5,000	Federal National Mortgage Association	5.000	05/11/17	5,439,410
480	Federal National Mortgage Association	5.375	06/12/17	533,029
1,985	Financing Corp.	9.650	11/02/18	2,711,524
700	Financing Corp.	9.800	04/06/18	956,252
2,420	Tennessee Valley Authority, Ser D	4.875	12/15/16	2,528,087
2,960	Tennessee Valley Authority, Ser G	7.125	05/01/30	3,641,211

	Total United States Government Agency Obligations 9.9%			30,790,499

	Asset Backed Securities 3.6%
2,800	Discover Card Master Trust (b)	1.533	12/15/14	2,815,599
2,100	Ford Credit Auto Owner Trust	1.510	01/15/14	2,089,666
1,500	Ford Credit Auto Owner Trust	2.170	10/15/13	1,515,455
2,350	Ford Credit Floorplan Master Owner Trust (b)	1.783	09/15/14	2,355,167
2,400	Huntington Auto Trust (c)	3.940	06/17/13	2,471,083

	Total Asset Backed Securities 3.6%			11,246,970

	Municipal Bonds 2.5%
	California 0.7%
2,360	Los Angeles, CA Uni Sch Dist Build America Bonds	5.750	07/01/34	2,182,457

	Massachusetts 0.1%
325	Massachusetts St Build America Bonds	5.456	12/01/39	314,564

7
See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Missouri 0.8%
$2,510	Missouri St Hwys & Trans Commn St Build America Bonds	5.445%	05/01/33	$2,412,110

	Texas 0.8%
2,750	Texas St Build America Bonds Taxable	5.517	04/01/39	2,693,845

	Washington 0.1%
345	Washington St Build America Bonds, Ser D	5.481	08/01/39	335,199

	Total Municipal Bonds 2.5%			7,938,175

	Collateralized Mortgage Obligations 0.3%
425	Federal Home Loan Mortgage Corp. (REMIC) (d) (e)	6.750	06/17/27	58,803
19	Federal National Mortgage Association	5.500	11/25/43	20,234
750	Federal National Mortgage Association	6.022	11/25/10	781,776
121	Government National Mortgage Association (d) (e)	7.167	05/16/32	17,813
128	Government National Mortgage Association (d) (e)	7.767	05/16/32	22,661

	Total Collateralized Mortgage Obligations 0.3%			901,287

Total Long-Term Investments 98.9% (Cost $306,732,138)				$307,109,714

Short-Term Investments 10.5%
Repurchase Agreements 2.2%
Banc of America Securities ($2,586,701 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/09, to be sold on 01/04/10 at $2,586,704)				2,586,701
JPMorgan Chase & Co. ($4,191,828 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $4,191,828)				4,191,828
State Street Bank & Trust Co. ($87,471 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $87,471)				87,471

Total Repurchase Agreements 2.2%				6,866,000

United States Government Agency Obligations 8.3%
United States Treasury Bill ($8,000,000 par, yielding 0.065%, 01/14/10 maturity)				7,999,814
United States Treasury Bill ($3,594,000 par, yielding 0.152%, 05/06/10 maturity) (f)				3,592,130
United States Treasury Bill ($6,000,000 par, yielding 0.039%, 02/25/10 maturity)				5,999,647
United States Treasury Bill ($8,000,000 par, yielding 0.022%, 03/11/10 maturity)				7,999,670

Total United States Government Agency Obligations 8.3%				25,591,261

Total Short-Term Investments 10.5% (Cost $32,457,261)				32,457,261

Total Investments 109.4% (Cost $339,189,399)				339,566,975

Liabilities in Excess of Other Assets (9.4%)				(29,191,287)

Net Assets 100.0%				$310,375,688

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	Security purchased on a when-issued, delayed delivery or forward commitment basis.

(b)	Floating Rate Coupon

(c)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d)	Inverse Floating Rate

8
See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

(e)	IO—Interest Only

(f)	All or a portion of this security has been physically segregated in connection with open futures contracts and swap contracts.

REMIC—Real Estate Mortgage Investment Conduits
STRIPS—Separate Trading of Registered Interest and Principal of Securities
TBA—To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

Futures contracts outstanding as of December 31, 2009:

		Unrealized
	Number of	Appreciation/
	Contracts	Depreciation

Long Contracts:
U.S. Treasury Bonds 30-Year Futures, March 2010 (Current Notional Value of $115,375 per contract)	140	$(516,062)
U.S. Treasury Notes 5-Year Futures, March 2010 (Current Notional Value of $114,383 per contract)	37	7,016

Total Long Contracts	177	(509,046)

Short Contracts:
U.S. Treasury Notes 2-Year Futures, March 2010 (Current Notional Value of $216,266 per contract)	411	476,040
U.S. Treasury Notes 10-Year Futures, March 2010 (Current Notional Value of $115,453 per contract)	81	239,832

Total Short Contracts	492	715,872

Total Futures Contracts	669	$206,826

Swap contracts outstanding as of December 31, 2009:
Interest Rate Swaps

		Pay/
		Receive			Notional
		Floating	Fixed	Expiration	Amount
Counterparty	Floating Rate Index	Rate	Rate	Date	(000)	Value

Barclays Bank PLC	USD-LIBOR BBA	Pay	**	11/15/19	$6,946	$(574,131)
Credit Suisse International	USD-LIBOR BBA	Pay	5.086%	12/23/19	19,320	(92,736)
Deutsche Bank AG New York	USD-LIBOR BBA	Pay	4.400	10/01/16	62,038	(380,293)
JPMorgan Chase Bank N.A	USD-LIBOR BBA	Pay	**	08/15/20	2,282	(205,781)

						(1,252,941)

Barclays Bank PLC	USD-LIBOR BBA	Receive	**	11/15/19	5,862	(431,421)
Credit Suisse International	USD-LIBOR BBA	Receive	4.386	12/23/39	4,637	102,698
Deutsche Bank AG New York	USD-LIBOR BBA	Receive	**	11/05/21	4,009	(146,868)
Deutsche Bank AG New York	USD-LIBOR BBA	Receive	**	11/15/21	596	58,640
Deutsche Bank AG New York	USD-LIBOR BBA	Receive	4.410	10/03/18	33,376	396,173
JPMorgan Chase Bank N.A	USD-LIBOR BBA	Receive	**	08/15/20	1,876	(176,456)
JPMorgan Chase Bank N.A	USD-LIBOR BBA	Receive	**	11/15/20	4,156	(327,508)

						(524,742)

Total Interest Rate Swaps						$(1,777,683)

**	Zero Coupon swap. The Portfolio and/or counterparty will make a net payment on the expiration date.

9
See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position
Mortgage Backed Securities	$—	$157,640,913	$—	$157,640,913
Agency Bonds	—	56,070,525	—	56,070,525
Debt Securities Issued by the United States	—	73,311,844	—	73,311,844
Asset Backed Securities	—	11,246,970	—	11,246,970
Municipal Bonds	—	7,938,175	—	7,938,175
Collateralized Mortgage Obligations	—	901,287	—	901,287
Short-Term Investments	—	32,457,261	—	32,457,261
Futures	722,888	—	—	722,888
Interest Rate Swaps	—	557,511	—	557,511

Total Investments in an Asset position	722,888	340,124,486	—	340,847,374

Investments in a Liability Position:
Futures	(516,062)	—	—	(516,062)
Interest Rate Swaps	—	(2,335,194)	—	(2,335,194)

Total Investments in a Liability Position	$(516,062)	$(2,335,194)	$—	$(2,851,256)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Collateralized
Mortgage
Obligations

Balance as of December 31, 2008	$102,829
Accrued Discounts/Premiums	-0-
Realized Gain/Loss	(56,267)
Change in Unrealized Appreciation/Depreciation	86,612
Net Purchases/Sales	(33,897)
Net Transfers in and/or out of Level 3	(99,277)

Balance as of December 31, 2009	$-0-

Net change in Unrealized Appreciation/Depreciation from Investments still held as of December 31, 2009	$-0-

10
See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Financial Statements

Statement of Assets and Liabilities
December 31, 2009

Assets:
Total Investments (Cost $339,189,399)	$339,566,975
Cash	110
Receivables:
Investments Sold	2,829,138
Interest	1,558,427
Portfolio Shares Sold	210,694
Variation Margin on Futures	46,197
Principal Paydowns	40,527
Swap Contracts	9,962
Other	126,826

Total Assets	344,388,856

Liabilities:
Payables:
Investments Purchased	31,564,907
Portfolio Shares Repurchased	175,772
Investment Advisory Fee	131,392
Distributor and Affiliates	68,481
Swap Contracts	1,787,645
Trustees’ Deferred Compensation and Retirement Plans	208,771
Accrued Expenses	76,200

Total Liabilities	34,013,168

Net Assets	$310,375,688

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$325,431,542
Accumulated Undistributed Net Investment Income	(215,189)
Net Unrealized Depreciation	(1,193,281)
Accumulated Net Realized Loss	(13,647,384)

Net Assets	$310,375,688

Net Asset Value, Offering Price and Redemption Price Per Share:
Class I Shares (Based on net assets of $34,680,686 and 3,952,404 shares of beneficial interest issued and outstanding)	$8.77

Class II Shares (Based on net assets of $275,695,002 and 31,406,412 shares of beneficial interest issued and outstanding)	$8.78

11
See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Financial Statements  continued

Statement of Operations
For the Year Ended December 31, 2009

Investment Income:
Interest	$8,764,921

Expenses:
Investment Advisory Fee	1,440,103
Distribution (12b-1) and Service Fees	620,968
Accounting and Administrative Expenses	80,737
Reports to Shareholders	68,856
Custody	53,636
Professional Fees	44,928
Trustees’ Fees and Related Expenses	26,494
Transfer Agent Fees	17,962
Other	22,271

Total Expenses	2,375,955
Investment Advisory Fee Reduction	26,864

Net Expenses	2,349,091

Net Investment Income	$6,415,830

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$6,544,329
Swap Contracts	5,982,073
Foreign Currency Transactions	(2,246)
Written Options	(184,755)
Futures	(321,185)

Net Realized Gain	12,018,216

Unrealized Appreciation/Depreciation:
Beginning of the Period	14,705,687

End of the Period:
Investments	377,576
Futures	206,826
Swap Contracts	(1,777,683)

(1,193,281)

Net Unrealized Depreciation During the Period	(15,898,968)

Net Realized and Unrealized Loss	$(3,880,752)

Net Increase in Net Assets from Operations	$2,535,078

12
See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$6,415,830	$9,624,496
Net Realized Gain/Loss	12,018,216	(12,841,061)
Net Unrealized Appreciation/Depreciation During the Period	(15,898,968)	7,962,746

Change in Net Assets from Operations	2,535,078	4,746,181

Distributions from Net Investment Income:
Class I Shares	(2,682,417)	(2,398,125)
Class II Shares	(15,211,001)	(9,852,097)

Total Distributions	(17,893,418)	(12,250,222)

Net Change in Net Assets from Investment Activities	(15,358,340)	(7,504,041)

From Capital Transactions:
Proceeds from Shares Sold	122,570,783	126,573,054
Net Asset Value of Shares Issued Through Dividend Reinvestment	17,893,418	12,250,222
Cost of Shares Repurchased	(93,695,171)	(130,736,241)

Net Change in Net Assets from Capital Transactions	46,769,030	8,087,035

Total Increase in Net Assets	31,410,690	582,994
Net Assets:
Beginning of the Period	278,964,998	278,382,004

End of the Period (Including accumulated undistributed net investment income of $(215,189) and $9,396,643, respectively)	$310,375,688	$278,964,998

13
See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Financial Highlights

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31,
Class I Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$9.28	$9.52	$9.30	$9.42	$9.48

Net Investment Income (a)	0.22	0.35	0.45	0.44	0.35
Net Realized and Unrealized Gain/Loss	(0.13)	(0.18)	0.21	(0.14)	(0.03)

Total from Investment Operations	0.09	0.17	0.66	0.30	0.32
Less Distributions from Net Investment Income	0.60	0.41	0.44	0.42	0.38

Net Asset Value, End of the Period	$8.77	$9.28	$9.52	$9.30	$9.42

Total Return*	0.98%	1.81%	7.33%	3.34%	3.54%
Net Assets at End of the Period (In millions)	$34.7	$51.4	$55.0	$57.5	$63.1
Ratio of Expenses to Average Net Assets*	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets*	2.45%	3.80%	4.91%	4.84%	3.78%
Portfolio Turnover	407%	411%	324%	242%	261%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.61%	0.60%	0.62%	0.65%	0.64%
Ratio of Net Investment Income to Average Net Assets	2.44%	3.80%	4.90%	4.79%	3.75%

(a)	Based on average shares outstanding.

14
See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31,
Class II Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$9.26	$9.51	$9.30	$9.42	$9.48

Net Investment Income (a)	0.20	0.32	0.43	0.42	0.33
Net Realized and Unrealized Gain/Loss	(0.12)	(0.18)	0.20	(0.14)	(0.03)

Total from Investment Operations	0.08	0.14	0.63	0.28	0.30
Less Distributions from Net Investment Income	0.56	0.39	0.42	0.40	0.36

Net Asset Value, End of the Period	$8.78	$9.26	$9.51	$9.30	$9.42

Total Return* (b)	0.86%	1.51%	7.02%	3.11%	3.28%
Net Assets at End of the Period (In millions)	$275.7	$227.6	$223.4	$147.2	$108.4
Ratio of Expenses to Average Net Assets*	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets*	2.19%	3.50%	4.63%	4.62%	3.52%
Portfolio Turnover	407%	411%	324%	242%	261%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.86%	0.85%	0.87%	0.90%	0.89%
Ratio of Net Investment Income to Average Net Assets	2.18%	3.50%	4.62%	4.57%	3.49%

(a)	Based on average shares outstanding.

(b)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.

15
See Notes to Financial Statements

Van Kampen Life Investment Trust Government Portfolio
Notes to Financial Statements  ■  December 31, 2009

1. Significant Accounting Policies
Van Kampen Life Investment Trust Government Portfolio (the “Portfolio”) is organized as a series of the Van Kampen Life Investment Trust (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio’s investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio commenced investment operations on April 7, 1986. The Portfolio offers Class I Shares and Class II Shares. Each class of shares differs by the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Portfolio appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments are valued by an independent pricing service using the mean of the last reported bid and asked prices. If such valuations are not readily available, then estimates are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Options are valued at the last sale price. Swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Portfolio may purchase and sell securities on a “when-issued”, “delayed delivery” or “forward commitment” basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Portfolio will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued, delayed delivery or forward purchase commitments until payment is made. At December 31, 2009, the Portfolio had $29,930,325 of when-issued, delayed delivery or forward purchase commitments.
The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of

16

Van Kampen Life Investment Trust Government Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

D. Income and Expenses Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Portfolio’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.
The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Portfolio utilized capital losses carried forward of $8,076,228. At December 31, 2009, the Portfolio had an accumulated capital loss carryforward for tax purposes of $10,072,819 which will expire on December 31, 2016.
At December 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$340,474,933

Gross tax unrealized appreciation	$2,278,167
Gross tax unrealized depreciation	(3,186,125)

Net tax unrealized depreciation on investments	$(907,958)

F. Distribution of Income and Gains The Portfolio declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, including a portion of premiums received from written options, and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.
The tax character of distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	2009	2008

Distribution paid from ordinary income	$17,893,418	$12,250,222

Permanent differences, primarily due to a reclass of gains/losses on swaps, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2009:

Accumulated Undistributed	Accumulated Net
Net Investment Income	Realized Loss	Capital

$1,865,756	$(1,865,756)	$-0-

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$658,137

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes, post October losses of $2,751,776, which are not recognized until the first day of the following fiscal year, and the deferral of losses relating to wash sale transactions, mark to market on open futures contracts, and straddle positions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U. S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions.

17

Van Kampen Life Investment Trust Government Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through February 19, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Portfolio’s financial statements or require disclosure in the Portfolio’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the “Combined Portfolios”), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.50%
Next $500 million	0.45%
Over $1 billion	0.40%

The effective management fee based on the average daily net assets of the Combined Portfolios for the year ended December 31, 2009 was 0.50%.
Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed 0.95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of 0.60% and 0.85% for Class I and II Shares, respectively. For the year ended December 31, 2009, the Adviser reimbursed approximately $26,900 of its advisory fees. This waiver is voluntary and can be discontinued at any time.
For the year ended December 31, 2009, the Portfolio recognized expenses of approximately $13,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the year ended December 31, 2009, the Portfolio recognized expenses of approximately $30,300 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Portfolio, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2009, the Portfolio recognized expenses of approximately $13,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio’s Board of Trustees.
Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.
The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $112,500 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

18

Van Kampen Life Investment Trust Government Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

3. Capital Transactions
For the years ended December 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Shares	Value	Shares	Value

Sales:
Class I	495,270	$4,487,721	403,121	$3,784,291
Class II	13,183,520	118,083,062	13,438,563	122,788,763

Total Sales	13,678,790	$122,570,783	13,841,684	$126,573,054

Dividend Reinvestment:
Class I	301,921	$2,682,417	261,519	$2,398,125
Class II	1,712,142	15,211,001	1,074,383	9,852,097

Total Dividend Reinvestment	2,014,063	$17,893,418	1,335,902	$12,250,222

Repurchases:
Class I	(2,383,350)	$(21,385,604)	(907,850)	$(8,244,016)
Class II	(8,057,502)	(72,309,567)	(13,437,451)	(122,492,225)

Total Repurchases	(10,440,852)	$(93,695,171)	(14,345,301)	$(130,736,241)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $94,324,876 and $17,717,213, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $1,004,258,731 and $958,744,665 respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate, or index.
The Portfolio may use derivative instruments for a variety of reasons, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to manage the Portfolio’s foreign currency exposure or to generate potential gain. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
Summarized below are the specific types of derivative financial instruments used by the Portfolio.

A. Futures Contracts The Portfolio is subject to interest rate risk or exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to gain exposure to, or hedge against changes in the value of interest rates or exchange rates. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). When entering into futures contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended December 31, 2009 were as follows:

Contracts

Outstanding at December 31, 2008	509
Futures Opened	7,317
Futures Closed	(7,157)

Outstanding at December 31, 2009	669

B. Option Contracts The Portfolio is subject to interest rate risk or exchange rate risk in the normal course of pursing its investment objectives. The Portfolio may use options contracts to gain exposure to, or hedge against changes in the value of interest rates or exchange rates. An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Portfolio may purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the

19

Van Kampen Life Investment Trust Government Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.
The Portfolio may write covered call and put options. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying securities to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.
Transactions in written call options for the year ended December 31, 2009 were as follows:

	Number of Contracts	Premium Received

Options Outstanding at December 31, 2008	232	$115,385
Options Written	750	140,188
Options Terminated in Closing Purchase Transactions	(982)	(255,573)
Options Exercised	-0-	-0-
Options Expired	-0-	-0-

Options Outstanding at December 31, 2009	-0-	$-0-

C. Interest Rate Swaps The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts, including inflation asset swaps. Interest rate swaps, including inflation asset swaps, are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount except in the case of inflation asset swaps where the principal amount is periodically adjusted for inflation. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payments are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio accrues the net amount with respect to each swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligation under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty of the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. For the year ended December 31, 2009, the average notional amount of interest rate swap contracts entered into by the Portfolio was $113,657,750.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Portfolio with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Portfolio has an unrealized loss on a swap contract, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB ASC 210-20, Offsetting (formerly known as FASB Interpretation No. 39) and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.
The Portfolio adopted FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), effective January 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio’s financial position and results of operations.

20

Van Kampen Life Investment Trust Government Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

The following table sets forth the fair value of the Portfolio’s derivative contracts by primary risk exposure as of December 31, 2009.

	Asset Derivatives			Liability Derivatives
Primary Risk Exposure	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value

Interest Rate Contracts	Variation Margin on Futures	$722,888	*	Variation Margin on Futures	$(516,062)*
Interest Rate Contracts	Swap Contracts	557,511		Swap Contracts	(2,335,194)

Total		$1,280,399			$(2,851,256)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments Footnotes. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The following tables set forth by primary risk exposure the Portfolio’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the year ended December 31, 2009.

Amount of Realized Gain/Loss on Derivative Contracts
Primary Risk Exposure	Written Options	Purchased Options	Futures	Swaps	Total

Interest Rate Contracts	$(184,755)	$29,418	$(321,185)	$5,982,073	$5,505,551

Change in Unrealized Appreciation/Depreciation on Derivative Contracts
Primary Risk Exposure	Written Options	Purchased Options	Futures	Swaps	Total

Interest Rate Contracts	$219,565	$(329,985)	$(1,366,018)	$(989,861)	$(2,466,299)

6. Mortgage Backed Securities
The Portfolio may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. Securities of FNMA and FHLMC include those issued in principal only or interest only components. On September 7, 2008, FNMA and FHLMC were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. A Collateralized Mortgage Obligation (CMO) is a bond, which is collateralized by a pool of MBS’s.
These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A fund holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

7. Inverse Floating Rate Securities
An inverse floating rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Portfolio to enhance the yield of the portfolio. The investments are identified on the Portfolio of Investments.

8. Distribution and Service Plans
Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively the “Plans”) for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the

21

Van Kampen Life Investment Trust Government Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

Portfolio may spend up to a total of 0.35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Plans to 0.25% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to 0.25% of Class II average daily net assets are accrued daily and paid monthly.

9. Indemnifications
The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (the “Transaction”). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Portfolio’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Portfolio’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, that the Portfolio be transitioned to the Invesco Ltd., mutual fund platform by transferring the assets and liabilities of the Portfolio to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco Ltd., that has substantially the same investment objective, principal investment strategies and risks as the Portfolio (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Portfolio at a special meeting of shareholders. If shareholders of the Portfolio approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Portfolio will receive shares of the Acquiring Fund in exchange for their shares of the Portfolio. Upon completion of the proposed Reorganization, the Portfolio will dissolve pursuant to a plan of dissolution adopted by the Board.

11. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

22

Van Kampen Life Investment Trust Government Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Government Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Life Investment Trust Government Portfolio (the Portfolio) (one of the Portfolios constituting the Van Kampen Life Investment Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Life Investment Trust Government Portfolio at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 19, 2010

23

Van Kampen Life Investment Trust Government Portfolio
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

24

Van Kampen Life Investment Trust Government Portfolio
Trustees and Officers Information

The business and affairs of the Portfolio are managed under the direction of the Portfolio’s Board of Trustees and the Portfolio’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Portfolio and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (69) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

25

Van Kampen Life Investment Trust Government Portfolio
Trustees and Officers Information  continued

				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

26

Van Kampen Life Investment Trust Government Portfolio
Trustees and Officers Information  continued

Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Portfolio	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (48) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

27

Your Notes

Your Notes

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

LITANNGOV 02/10
IU10-00660P-Y 12/09

ANNUAL REPORT

December 31, 2009

Van Kampen Life Investment Trust Mid Cap Growth Portfolio

Welcome, Policyholder

In this report, you’ll learn about how your investment in Van Kampen Life Investment Trust Mid Cap Growth Portfolio performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the portfolio’s financial statements and a list of investments as of December 31, 2009.

This material must be preceded or accompanied by a prospectus for the portfolio being offered. The prospectus contains information about the portfolio including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a portfolio will achieve its investment objective. The portfolio is subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of the portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio.

The portfolio is being offered through a variable insurance contract.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE	NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	NOT A DEPOSIT

Performance Summary as of 12/31/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your portfolio’s performance to that of the Russell Midcap® Growth Index from 9/30/00 through 12/31/09.

Average Annual	Class II
Total Returns	since 09/25/00

Since Inception	–5.98%

5-year	2.65

1-year	56.37

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a policyholder would pay on portfolio distributions or the redemption of portfolio shares. Average annual total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. Returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent per year of the portfolio’s average daily net assets. Returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. The portfolio’s Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio’s returns would have been lower. Figures shown above assume reinvestment of all distributions and capital gains. Periods of less than one year are not annualized.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is a subset of Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The index is unmanaged and its returns do not include any sales charge or fees. Such costs would lower performance. It is not possible to invest in directly in an index.

1

Portfolio Report
For the 12-month period ended December 31, 2009

Market Conditions

In many ways, 2009 was as surprising for investors as 2008. We made few changes to the Portfolio during the downturn, as we believed our high-quality companies with sustainable competitive advantages had the potential to perform well over time. Staying true to our philosophy and process proved advantageous, as higher quality names—those with attractive returns on invested capital and strong balance sheets—led for most of the year. As it became more apparent we were not headed for a total meltdown, the recovery broadened across the Portfolio’s holdings. While turnover remained low, we did add new names as several of the Portfolio’s holdings graduated from mid- to large-cap and as we found more compelling opportunities. For the period overall, stock selection drove the Portfolio’s relative outperformance.

Performance Analysis

Van Kampen LIT Mid Cap Growth Portfolio outperformed the Russell Midcap® Growth Index (the “Index”) for the 12 months ended December 31, 2009, assuming no deduction of applicable sales charges.

The following areas drove the Portfolio’s outperformance relative to the Index during the period:

•	Stock selection in consumer discretionary had a positive effect on relative performance, due to exposure to the leisure time industry.

•	Stock selection in technology added to relative gains, although an underweight there slightly detracted. Within the sector, computer services software and systems was the leading contributing industry.

•	Additionally, stock selection and an underweight in producer durables bolstered relative performance. Here the commercial services industry outperformed the Index.

Although the Portfolio outperformed the Index, there were areas detrimental to overall performance:

•	Both stock selection and an underweight in the materials and processing sector had a negative impact on relative performance. Weakness in the building materials industry was the primary source of underperformance.

•	Stock selection in energy also hampered relative returns, despite the benefit of an overweight in the sector. While none of our energy holdings (largely in the natural gas industry) detracted from relative performance, they did not perform as well as other industries within the overall sector. By comparison, the coal industry, in which the Portfolio did not have exposure, experienced a large rebound throughout the year.

Market Outlook

As a team, we do not spend a great deal of time thinking about a market outlook, as we believe it is nearly impossible to correctly anticipate what will happen over short periods of time. While current conditions seem encouraging, with initial public offerings and merger and acquisition activity expanding, we cannot rule out volatility around short term events. Our focus is on assessing company prospects over three to five years, and owning a portfolio of what we consider to be high-quality companies with diverse business drivers not tied to a particular market environment.

Thank you for your continued support.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Total returns for the 12-month period ended December 31, 2009

Class II	Russell Midcap® Growth Index

56.37%	46.29%

The Portfolio’s total return figures assume the reinvestment of all distributions, but are unadjusted for sales charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. Such costs would lower performance. See Performance Summary for standardized performance information and index definition.

2

Top 10 Holdings as of 12/31/09 (Unaudited)

Priceline.com, Inc.	4.0%
Baidu, Inc.	3.9
Ultra Petroleum Corp.	3.6
Salesforce.com, Inc.	3.5
Ctrip.com International Ltd.	3.1
Range Resources Corp.	2.8
Verisk Analytics, Inc.	2.8
Teradata Corp.	2.3
Wynn Resorts Ltd.	2.2
Illumina, Inc.	2.2

Summary of Investments by Industry Classification
as of 12/31/09 (Unaudited)

Internet Software & Services	9.1%
Oil & Gas Exploration & Production	7.1
Application Software	4.9
Internet Retail	4.8
Air Freight & Logistics	3.9
Life Sciences Tools & Services	3.6
Casinos & Gaming	3.4
Specialized Finance	3.3
Specialty Chemicals	3.3
Health Care Equipment	3.3
Hotels, Resorts & Cruise Lines	3.1
Homebuilding	3.0
Research & Consulting Service	2.8
Construction Materials	2.4
Computer Hardware	2.3
Education Services	2.1
Pharmaceuticals	2.0
Consumer Finance	2.0
Distributors	1.9
Restaurants	1.7
Asset Management & Custody Banks	1.5
Diversified Commercial & Professional Services	1.5
Investment Banking & Brokerage	1.3
Diversified Metals & Mining	1.3
Communications Equipment	1.2
Department Stores	1.0
Environmental & Facilities Services	1.0
Systems Software	1.0
Broadcasting & Cable TV	1.0
Human Resource & Employment Services	0.8
Multi-Sector Holdings	0.7
Wireless Telecommunication Services	0.7
Publishing	0.5
Advertising	0.3

Total Long-Term Investments	83.8
Total Repurchase Agreements	16.5

Total Investments	100.3
Liabilities in Excess of Other Assets	(0.3)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

3

For More Information About Portfolio Holdings

Each Van Kampen LIT portfolio provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to portfolio shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each portfolio files a complete schedule of portfolio holdings with the SEC for the portfolio’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a portfolio’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. You may obtain information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

4

Expense Example

As a policyholder of the Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 7/1/09 - 12/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different portfolios that have transactional costs, such as sales charges (loads) and redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	7/1/09	12/31/09	7/1/09-12/31/09

Class II
Actual	$1,000.00	$1,276.00	$7.23
Hypothetical	1,000.00	1,018.85	6.41
(5% annual return before expenses)

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.26% for Class II Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). This expense ratio reflects an expense cap.

Assumes all dividends and distributions were reinvested.

5

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Portfolio of Investments  ■  December 31, 2009

	Number of
Description	Shares	Value

Common Stocks 83.1%
Advertising 0.3%
Groupe Aeroplan, Inc. (Canada)	10,983	$114,361

Air Freight & Logistics 3.9%
C.H. Robinson Worldwide, Inc.	14,420	846,886
Expeditors International of Washington, Inc.	26,731	928,368

		1,775,254

Application Software 4.9%
Autodesk, Inc. (a)	24,854	631,540
Salesforce.com, Inc. (a)	21,742	1,603,907

		2,235,447

Asset Management & Custody Banks 1.5%
T. Rowe Price Group, Inc.	13,143	699,865

Broadcasting & Cable TV 1.0%
Discovery Communications, Inc., Class C (a)	16,235	430,552

Casinos & Gaming 3.4%
Las Vegas Sands Corp. (a)	36,443	544,459
Wynn Resorts Ltd. (a)	17,480	1,017,860

		1,562,319

Communications Equipment 1.2%
Palm, Inc. (a)	53,972	541,879

Computer Hardware 2.3%
Teradata Corp. (a)	33,199	1,043,445

Construction Materials 2.4%
Martin Marietta Materials, Inc.	9,730	869,959
Texas Industries, Inc.	6,815	238,457

		1,108,416

Consumer Finance 2.0%
Redecard SA (Brazil)	55,183	909,294

Department Stores 1.0%
Sears Holdings Corp. (a)	5,325	444,371

Distributors 1.9%
Li & Fung Ltd. (Bermuda)	210,000	864,251

Diversified Commercial & Professional Services 1.5%
Corporate Executive Board Co.	3,070	70,057
IHS, Inc., Class A (a)	10,845	594,415

		664,472

Diversified Metals & Mining 1.3%
Intrepid Potash, Inc. (a)	19,923	581,154

Education Services 2.1%
New Oriental Education & Technology Group, Inc.—ADR (Cayman Islands) (a)	6,112	462,128
Strayer Education, Inc.	2,314	491,702

		953,830

Environmental & Facilities Services 1.0%
Covanta Holding Corp. (a)	24,286	439,334

Health Care Equipment 3.3%
Gen-Probe, Inc. (a)	18,945	812,741
Intuitive Surgical, Inc. (a)	2,232	677,010

		1,489,751

Homebuilding 3.0%
Gafisa SA—ADR (Brazil)	20,058	649,077
NVR, Inc. (a)	1,022	726,345

		1,375,422

Hotels, Resorts & Cruise Lines 3.1%
Ctrip.com International Ltd.—ADR (Cayman Islands) (a)	19,308	1,387,473

Human Resource & Employment Services 0.8%
Monster Worldwide, Inc. (a)	21,768	378,763

Internet Retail 4.8%
Netflix, Inc. (a)	6,533	360,230
Priceline.com, Inc. (a)	8,415	1,838,677

		2,198,907

Internet Software & Services 9.1%
Akamai Technologies, Inc. (a)	34,833	882,320
Alibaba.com Ltd. (Cayman Islands)	385,600	886,339
Baidu, Inc.—ADR (Cayman Islands) (a)	4,337	1,783,505
Equinix, Inc. (a)	5,608	595,289

		4,147,453

Investment Banking & Brokerage 1.3%
Greenhill & Co., Inc.	7,625	611,830

Life Sciences Tools & Services 3.6%
Illumina, Inc. (a)	32,195	986,777
Techne Corp.	9,438	647,069

		1,633,846

Multi-Sector Holdings 0.7%
Leucadia National Corp.	13,875	330,086

Oil & Gas Exploration & Production 7.1%
Petrohawk Energy Corp. (a)	14,219	341,114
Range Resources Corp.	25,238	1,258,114
Ultra Petroleum Corp. (Canada) (a)	32,624	1,626,633

		3,225,861

Pharmaceuticals 1.3%
Allergan, Inc.	9,568	602,880

Publishing 0.5%
Morningstar, Inc. (a)	4,456	215,403

Research & Consulting Service 2.8%
Verisk Analytics, Inc., Class A (a)	41,471	1,255,742

Restaurants 1.7%
Starbucks Corp. (a)	33,756	778,413

Specialized Finance 3.3%
IntercontinentalExchange, Inc. (a)	6,927	777,902
Moody’s Corp.	11,247	301,419
MSCI, Inc., Class A (a)	13,896	441,893

		1,521,214

Specialty Chemicals 3.3%
Nalco Holding Co.	35,409	903,283
Rockwood Holdings, Inc. (a)	25,210	593,948

		1,497,231

Systems Software 1.0%
Rovi Corp. (a)	13,519	430,851

6
See Notes to Financial Statements

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

	Number of
Description	Shares	Value

Wireless Telecommunication Services 0.7%
Millicom International Cellular SA (Luxembourg)	4,336	$319,867

Total Common Stocks 83.1%		37,769,237

Convertible Preferred Stocks 0.7%
Pharmaceuticals 0.7%
Ironwood Pharmaceuticals (Acquired 9/11/08, Cost $167,988) (a) (b) (c) (d)	13,999	307,978

Total Long-Term Investments 83.8% (Cost $36,442,399)		38,077,215

Repurchase Agreements 16.5%
Banc of America Securities ($2,819,904 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/09, to be sold on 01/04/10 at $2,819,907)		2,819,904
JPMorgan Chase & Co. ($4,569,740 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $4,569,740)		4,569,740
State Street Bank & Trust Co. ($95,356 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $95,356)		95,356

Total Repurchase Agreements 16.5% (Cost $7,485,000)		7,485,000

Total Investments 100.3% (Cost $43,927,399)		45,562,215

Liabilities in Excess of Other Assets (0.3%)		(111,511)

Net Assets 100.0%		$45,450,704

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Trustees. The total market value of these securities is $2,659,884.

(a)	Non-income producing security.

(b)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(c)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.7% of net assets.

(d)	Security has been deemed illiquid.

ADR—American Depositary Receipt

7
See Notes to Financial Statements

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Portfolio of Investments  ■  December 31, 2009  continued

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s investments carried at value:

	Level 1	Level 2	Level 3
		Other Significant	Significant
		Observable	Unobservable
Investments	Quoted Prices	Inputs	Inputs	Total

Investments in an Asset Position
Common & Convertible Preferred Stocks
Advertising	$114,361	$—	$—	$114,361
Air Freight & Logistics	1,775,254	—	—	1,775,254
Application Software	2,235,447	—	—	2,235,447
Asset Management & Custody Banks	699,865	—	—	699,865
Broadcasting & Cable TV	430,552	—	—	430,552
Casinos & Gaming	1,562,319	—	—	1,562,319
Communications Equipment	541,879	—	—	541,879
Computer Hardware	1,043,445	—	—	1,043,445
Construction Materials	1,108,416	—	—	1,108,416
Consumer Finance	—	909,294	—	909,294
Department Stores	444,371	—	—	444,371
Distributors	—	864,251	—	864,251
Diversified Commercial & Professional Services	664,472	—	—	664,472
Diversified Metals & Mining	581,154	—	—	581,154
Education Services	953,830	—	—	953,830
Environmental & Facilities Services	439,334	—	—	439,334
Health Care Equipment	1,489,751	—	—	1,489,751
Homebuilding	1,375,422	—	—	1,375,422
Hotels, Resorts & Cruise Lines	1,387,473	—	—	1,387,473
Human Resource & Employment Services	378,763	—	—	378,763
Internet Retail	2,198,907	—	—	2,198,907
Internet Software & Services	3,261,114	886,339	—	4,147,453
Investment Banking & Brokerage	611,830	—	—	611,830
Life Sciences Tools & Services	1,633,846	—	—	1,633,846
Multi-Sector Holdings	330,086	—	—	330,086
Oil & Gas Exploration & Production	3,225,861	—	—	3,225,861
Pharmaceuticals	602,880	—	307,978	910,858
Publishing	215,403	—	—	215,403
Research & Consulting Service	1,255,742	—	—	1,255,742
Restaurants	778,413	—	—	778,413
Specialized Finance	1,521,214	—	—	1,521,214
Specialty Chemicals	1,497,231	—	—	1,497,231
Systems Software	430,851	—	—	430,851
Wireless Telecommunication Services	319,867	—	—	319,867
Repurchase Agreements	—	7,485,000	—	7,485,000

Total Investments in an Asset Position	$35,109,353	$10,144,884	$307,978	$45,562,215

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in
Convertible
Preferred Stocks
— Pharmaceuticals

Balance as of December 31, 2008	$167,988
Accrued discounts/premiums	-0-
Realized gain/loss	-0-
Change in unrealized appreciation/depreciation	139,990
Net purchases/sales	-0-
Net transfers in and/or out of Level 3	-0-

Balance as of December 31, 2009	$307,978

Net change in Unrealized Appreciation/Depreciation from Investments still held as of December 31, 2009	$139,990

8
See Notes to Financial Statements

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Financial Statements

Statement of Assets and Liabilities
December 31, 2009

Assets:
Total Investments (Including repurchase agreements of $7,485,000) (Cost $43,927,399)	$45,562,215
Cash	187
Receivables:
Portfolio Shares Sold	64,431
Dividends	10,457
Other	41,619

Total Assets	45,678,909

Liabilities:
Payables:
Investment Advisory Fee	21,996
Distributor and Affiliates	17,141
Portfolio Shares Repurchased	14,456
Trustees’ Deferred Compensation and Retirement Plans	117,317
Accrued Expenses	57,295

Total Liabilities	228,205

Net Assets	$45,450,704

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$50,141,844
Net Unrealized Appreciation	1,634,826
Accumulated Net Investment Loss	(151,137)
Accumulated Net Realized Loss	(6,174,829)

Net Assets	$45,450,704

Net Asset Value, Offering Price and Redemption Price Per Share (Based on net assets of $45,450,704 and 14,261,136 shares of beneficial interest issued and outstanding)	$3.19

9
See Notes to Financial Statements

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Financial Statements  continued

Statement of Operations
For the Year Ended December 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $4,914)	$285,174
Interest	3,785

Total Income	288,959

Expenses:
Investment Advisory Fee	240,612
Distribution (12b-1) and Service Fees	80,204
Professional Fees	45,978
Reports to Shareholders	36,491
Trustees’ Fees and Related Expenses	21,047
Accounting and Administrative Expenses	18,695
Custody	16,571
Transfer Agent Fees	15,527
Other	12,334

Total Expenses	487,459
Expense Reduction	83,231

Net Expenses	404,228

Net Investment Loss	$(115,269)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(2,218,130)
Foreign Currency Transactions	(619)

Net Realized Loss	(2,218,749)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(14,967,041)

End of the Period:
Investments	1,634,816
Foreign Currency Translation	10

1,634,826

Net Unrealized Appreciation During the Period	16,601,867

Net Realized and Unrealized Gain	$14,383,118

Net Increase in Net Assets From Operations	$14,267,849

10
See Notes to Financial Statements

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Loss	$(115,269)	$(219,846)
Net Realized Loss	(2,218,749)	(3,567,136)
Net Unrealized Appreciation/Depreciation During the Period	16,601,867	(15,671,777)

Change in Net Assets from Operations	14,267,849	(19,458,759)

Distributions from Net Realized Gain	-0-	(12,052,638)

Net Change in Net Assets from Investment Activities	14,267,849	(31,511,397)

From Capital Transactions:
Proceeds from Shares Sold	15,050,265	9,176,363
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	12,052,638
Cost of Shares Repurchased	(6,470,867)	(10,430,309)

Net Change in Net Assets from Capital Transactions	8,579,398	10,798,692

Total Increase/Decrease in Net Assets	22,847,247	(20,712,705)
Net Assets:
Beginning of the Period	22,603,457	43,316,162

End of the Period (Including accumulated net investment loss of $151,137 and $106,646, respectively)	$45,450,704	$22,603,457

11
See Notes to Financial Statements

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Financial Highlights

The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.

	Year Ended December 31,
Class II Shares	2009		2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$2.04		$5.72	$5.24		$5.40		$4.86

Net Investment Loss (a)	(0.01)		(0.02)	(0.02)		(0.03)		(0.03)
Net Realized and Unrealized Gain/Loss	1.16		(2.01)	0.88		0.31		0.57

Total from Investment Operations	1.15		(2.03)	0.86		0.28		0.54
Less Distributions from Capital Gains	-0-		1.65	0.38		0.44		-0-

Net Asset Value, End of the Period	$3.19		$2.04	$5.72		$5.24		$5.40

Total Return* (b)	56.37%		–46.83%	17.60%		4.92%		11.11%
Net Assets at End of the Period (In millions)	$45.5		$22.6	$43.3		$42.5		$44.1
Ratio of Expenses to Average Net Assets*	1.26%		1.26%	1.26%		1.26%		1.26%
Ratio of Net Investment Loss to Average Net Assets*	(0.36%	)	(0.66% )	(0.37%	)	(0.61%	)	(0.59%	)
Portfolio Turnover	42%		42%	201%		154%		157%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.52%		1.61%	1.39%		1.45%		1.55%
Ratio of Net Investment Loss to Average Net Assets	(0.62%	)	(1.01% )	(0.51%	)	(0.80%	)	(0.88%	)

(a)	Based on average shares outstanding.

(b)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.

12
See Notes to Financial Statements

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Notes to Financial Statements  ■  December 31, 2009

1. Significant Accounting Policies
Van Kampen Life Investment Trust Mid Cap Growth Portfolio (the “Portfolio”) is organized as a series of the Van Kampen Life Investment Trust (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio’s investment objective is to seek capital growth. The Portfolio’s investment adviser seeks to achieve the Portfolio’s investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies. The Portfolio commenced investment operations on September 25, 2000.
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Portfolio appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the report entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Portfolio may invest in repurchase agreements which are short-term investments whereby the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

13

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

D. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.

E. Federal Income Taxes It is the Portfolio’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax provisions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.
The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2009, the Portfolio had an accumulated capital loss carryforward for tax purposes of $3,985,966 which will expire according to the following schedule:

Amount	Expiration

$ 351,609	December 31, 2010
2,251,696	December 31, 2016
1,382,661	December 31, 2017

At December 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$44,124,139

Gross tax unrealized appreciation	$5,957,083
Gross tax unrealized depreciation	(4,519,007)

Net tax unrealized appreciation on investments	$1,438,076

F. Distribution of Income and Gains The Portfolio declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Portfolio are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended December 31, 2009 and 2008 were as follows:

	2009	2008

Distributions paid from:
Ordinary income	-0-	$4,816,537
Long-term capital gain	-0-	7,236,101

	-0-	$12,052,638

Permanent differences, primarily due to the current year net operating loss, resulted in the following reclassification among the Portfolio’s components of net assets at December 31, 2009:

Accumulated Net	Accumulated Net
Investment Loss	Realized Loss	Capital

$70,778	$(2,669)	$(68,109)

As of December 31, 2009, there were no components of distributable earnings on a tax basis.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post-October losses of $1,992,123 which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U. S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. The unrealized gains and losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on foreign currency transactions on the Statement of Operations include the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions.

14

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through February 25, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Portfolio’s financial statements or require disclosure in the Portfolio’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Portfolio’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.75%
Next $500 million	0.70%
Over $1 billion	0.65%

The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of 1.26% for Class II shares. For the year ended December 31, 2009, the Adviser waived or reimbursed approximately $83,200 of advisory fees or other expenses. This waiver is voluntary and can be discontinued at any time.
For the year ended December 31, 2009, the Portfolio recognized expenses of approximately $1,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Portfolio is a partner of such firm and he and his law firm provide legal services as legal counsel to the Portfolio.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Portfolio. The costs of these services are allocated to each portfolio. For the year ended December 31, 2009, the Portfolio recognized expenses of approximately $27,600 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Portfolio, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the year ended December 31, 2009, the Portfolio recognized expenses of approximately $13,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio’s Board of Trustees.
Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are also officers of Van Kampen.
The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $41,200 are included in “Other” assets on the Statement of Assets and Liabilities at December 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions
For the years ended December 31, 2009 and 2008, transactions were as follows:

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

Beginning Shares	11,069,905	7,577,330
Shares Sold	5,735,245	2,893,910
Shares Issued Through Dividend Reinvestment	-0-	3,576,450
Shares Repurchased	(2,544,014)	(2,977,785)

Ending Shares	14,261,136	11,069,905

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $14,801,439 and $12,410,078, respectively.

5. Distribution and Service Plans
Shares of the Portfolio are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Portfolio has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively the “Plans”) for Class II Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Portfolio may spend up to a total of 0.35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding

15

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Notes to Financial Statements  ■  December 31, 2009  continued

the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Plans to 0.25% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Annual fees under the Plans of up to 0.25% of Class II average daily net assets are accrued daily and paid monthly.

6. Indemnifications
The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (the “Transaction”). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Portfolio’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Portfolio’s Board of Trustees (the “Board”) has approved, subject to shareholder approval, that the Portfolio be transitioned to the Invesco Ltd. mutual fund platform by transferring the assets and liabilities of the Portfolio to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco Ltd., that has substantially the same investment objective, principal investment strategies and risks as the Portfolio (the “Reorganization”). The proposed Reorganization will be presented to shareholders of the Portfolio at a special meeting of shareholders. If shareholders of the Portfolio approve the Reorganization and certain other conditions to closing of the Transaction are met, shareholders of the Portfolio will receive shares of the Acquiring Fund in exchange for their shares of the Portfolio. Upon completion of the proposed Reorganization, the Portfolio will dissolve pursuant to a plan of dissolution adopted by the Board.

8. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

16

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Life Investment Trust Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Life Investment Trust Mid Cap Growth Portfolio (the Portfolio) (one of the Portfolios constituting the Van Kampen Life Investment Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Life Investment Trust Mid Cap Growth Portfolio at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 25, 2010

17

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen * – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

18

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Trustees and Officers Information

The business and affairs of the Portfolio are managed under the direction of the Portfolio’s Board of Trustees and the Portfolio’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Portfolio and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2000	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (69) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2000	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

19

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Trustees and Officers Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2000	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2000	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2000	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

20

Van Kampen Life Investment Trust Mid Cap Growth Portfolio
Trustees and Officers Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Portfolio	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2000	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Portfolio	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2000	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (48) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

21

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

LITANNAGG 2/10
IU10-00455P-Y12/09

Item 2. Code of Ethics.
(a) The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.
(b) No information need be disclosed pursuant to this paragraph.
(c) Due to personnel changes at the Adviser, the general counsel’s designee set forth in Exhibit C was amended in April 2009. Both editions of Exhibit C are attached.
(d) Not applicable.
(e) Not applicable.
(f)
(1)	The Trust’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Trust’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2009

	Registrant		Covered Entities(1)
Audit Fees	$159,000		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0
Tax Fees	$17,950	(3)	$109,924	(4)
All Other Fees	$0		$208,088	(5)
Total Non-Audit Fees	$17,950		$318,012

Total	$176,950		$318,012
2008

	Registrant		Covered Entities(1)
Audit Fees	$172,400		N/A

Non-Audit Fees
Audit-Related Fees	$0		$300,200	(2)
Tax Fees	$19,000	(3)	$99,522	(4)
All Other Fees	$0		$688,963	(5)
Total Non-Audit Fees	$19,000		$1,088,685

Total	$191,400		$1,088,685

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards, and a regulatory compliance project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
-	Van Kampen Investments Inc.

-	Van Kampen Asset Management

-	Van Kampen Advisors Inc.

-	Van Kampen Funds Inc.

-	Van Kampen Investor Services Inc.

-	Morgan Stanley Investment Management Inc.

-	Morgan Stanley Trust Company

-	Morgan Stanley Investment Management Ltd.

-	Morgan Stanley Investment Management Company

-	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Life Investment Trust

By:	/s/ Edward C. Wood III
Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	February 18, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III
Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	February 18, 2010

By:	/s/ Stuart N. Schuldt
Name:	Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	February 18, 2010